THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                  by and among
                               ARCH PAGING, INC.,
                            THE LENDERS PARTY HERETO,
                              THE BANK OF NEW YORK,
                              ROYAL BANK OF CANADA,
                         TORONTO DOMINION (TEXAS), INC.,
                               BARCLAYS BANK PLC,
                                       and
                              FLEET NATIONAL BANK,
                               as Managing Agents,

                              ROYAL BANK OF CANADA,
                             as Documentation Agent,

                                BARCLAYS BANK PLC
                                       and
                              FLEET NATIONAL BANK,
                           as Co-Documentation Agents,

                         TORONTO DOMINION (TEXAS), INC.,
                              as Syndication Agent,

                                       and

                              THE BANK OF NEW YORK,
                             as Administrative Agent

                                      with
                           BNY CAPITAL MARKETS, INC.,
                                       and
                            TD SECURITIES (USA) INC.,
                       as Lead Arrangers and Book Runners

                           Dated as of March 23, 2000

   THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 23, 2000, by and among ARCH PAGING, INC. (the "Borrower"), a Delaware corporation, the
Lenders party hereto, THE BANK OF NEW YORK, ROYAL BANK OF CANADA, TORONTO DOMINION (TEXAS), INC., BARCLAYS BANK PLC and FLEET NATIONAL BANK, as Managing Agents (in such capacity, the "Managing Agents"), ROYAL BANK OF CANADA, as Documentation Agent (in such capacity, the "Documentation Agent"), BARCLAYS BANK PLC and FLEET NATIONAL BANK, as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), TORONTO DOMINION (TEXAS), INC., as Syndication Agent (in such capacity, the "Syndication Agent"), and THE BANK OF NEW YORK, as Administrative Agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                                    RECITALS

   A. Reference is made to the (i) Second Amended and Restated Credit Agreement (Tranche A and Tranche C Facilities), dated as of June 29, 1998, as amended, by and among the Borrower, the Lenders party thereto, The Bank of New York ("BNY"), Royal Bank of Canada ("RBC"), Toronto Dominion (Texas), Inc. ("TD") and Barclays Bank plc ("Barclays"), as Managing Agents, RBC, as Documentation Agent, as Syndication Agent, and BNY, as Administrative Agent (the "Existing Tranche A and Tranche C Credit Agreement") and (ii) Second Amended and Restated Credit Agreement (Tranche B Facility), dated as of June 29, 1998, as amended, by and among the Borrower, the Lenders party thereto, BNY, RBC, as Documentation Agent, TD and Barclays, as Managing Agents, RBC, as Documentation Agent, TD, as Syndication Agent, and BNY, as Administrative Agent (the "Existing Tranche B Credit Agreement" and, together with the Existing Tranche A and Tranche C Credit Agreement, the "Existing API Credit Agreements").

   B. As of the Third Restatement Date, (i) the aggregate amount of the Tranche A Commitments equals $175,000,000, (ii) the outstanding principal amount of Tranche B Loans equals $100,000,000, and (iii) the outstanding principal amount of Tranche C Loans equals $302,940,000.

   C. The parties hereto desire to combine the Existing API Credit Agreements and to amend and restate the Existing API Credit Agreements as provided herein.

   D. On the Merger Effective Date, the Indebtedness of PageNet and its Subsidiaries under the Existing PageNet Credit Agreement will be assumed by the Borrower and, in connection therewith, the Existing PageNet Credit Agreement will be amended and restated and combined with this Agreement, the Existing PageNet Loans will be converted to Tranche B-1 Loans and the Existing PageNet Lenders will become Tranche B-1 Lenders hereunder.

   E. For convenience, this Agreement is dated as of March 23, 2000 (the "Third Restatement Date"), and references to certain matters related to the period prior thereto have been deleted.

ARTICLE 1. DEFINITIONS


   Section 1.1 Defined Terms.

      As used in this Agreement, the following terms have the following meanings:

      "ABR Advances": the Loans (or any portions thereof) at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

      "Accountants": Arthur Andersen LLP, or such other firm of certified public accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Required Lenders.

      "ACE": Arch Communications Enterprises, Inc., which was merged into the Borrower in the ACE Merger.

      "ACE Merger": the merger of ACE with and into the Borrower on the Second Restatement Date.

      "ACE Subordinated Note": the subordinated promissory note, dated June 29, 1998, made by ACE to Benbow Investments, the successor by merger to The Westlink Company II.

      "Acquisition": the acquisition of a Paging-Related Business by the Borrower or any of its Subsidiaries through either a merger with another Person or the purchase of all or substantially all of the Stock of another Person or all or substantially all of the assets of another Person or of a division of another Person, which Person or division is in the paging business or a Paging Related Business or which assets have been and are to be used in the paging business or a Paging Related Business.

      "Acquisition Consideration": with respect to any Acquisition, the sum (without duplication) of (i) the cash consideration paid or agreed to be paid in connection therewith, plus (ii) the fair market value of all non-cash consideration paid or agreed to be paid in connection therewith, plus (iii) an amount equal to the principal or stated amount of all liabilities assumed or incurred in connection therewith.

      "Additional Benbow Investments": investments by Benbow Investments in Benbow made after the Second Restatement Date in accordance with Section 8.6(l).

      "Adjusted Indenture Maturity Date": the earlier to occur of (i) if the Arch 9 1/2% Indenture is in effect, August 1, 2003, and (ii) if the Arch 14% Indenture is in effect, May 1, 2004.

      "Adjusted Net Cash Proceeds": with respect to any Disposition as of any date of determination, the amount equal to the difference between (i) the Net Sales Proceeds from such Disposition, and (ii) the Reinvested Proceeds in connection with such Disposition.

      "Administrative Agent": as defined in the preamble.

      "Advance":  an ABR Advance or a  Eurodollar  Advance,  as the case may be.

      "Affected Principal Amount": in the event that (i) the Borrower shall fail for any reason to borrow, convert or continue after the Borrower shall have notified the Administrative Agent of its intent to do so in any instance in which the Borrower shall have requested a Eurodollar Advance, an amount equal to the principal amount of such requested Eurodollar Advance; (ii) a Eurodollar Advance shall terminate for any reason prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such Eurodollar Advance; and (iii) the Borrower shall prepay or repay all or any part of the principal amount of a Eurodollar Advance prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such Eurodollar Advance so prepaid or repaid.

      "Affiliate": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 25% or more of the securities or other interests having ordinary voting power for the election of directors or other managing Persons thereof or (ii) to direct or cause direction of the management and policies of such Person whether by contract or otherwise.

      "Agents": collectively, the Bank Collateral Agent, BNY, in its capacity as a Collateral Agent, the Security Agent, the Managing Agents, the Documentation Agent, the Co-Documentation Agents, the Syndication Agent and the Administrative Agent.

      "Aggregate Prepayment/Reduction Amount": as defined in Section 2.4.

      "Aggregate Tranche A Commitments": on any date, the sum of the Tranche A Commitments on such date.

      "Aggregate Tranche A Exposure": at any time, the aggregate sum at such time of the Tranche A Exposures of all Tranche A Lenders.

      "Aggregate Tranche B Percentage": on any date of determination, the percentage equal to a fraction (i) the numerator of which is the sum of (1) the aggregate outstanding principal amount of the Tranche B Loans on such date, plus
(2) (A) prior to the termination (or other nonexistence) of the Aggregate Tranche A Commitments, the Aggregate Tranche A Commitments on such date, and (B) on and after the termination (or other nonexistence) of the Aggregate Tranche A Commitments, the Aggregate Tranche A Exposure on such date, and (ii) the denominator of which is the sum of (1) the amount determined under clause (i) of this definition on such date, plus (2) the aggregate outstanding principal amount of the Tranche B-1 Loans on such date, plus (3) the aggregate outstanding principal amount of the Tranche C Loans on such date.

      "Aggregate Tranche B-1 Percentage": on any date of determination on and after the Merger Effective Date, the percentage equal to a fraction (i) the numerator of which is the aggregate outstanding principal amount of the Tranche B-1 Loans on such date and (ii) the denominator of which is the sum of (1) the amount determined under clause (i) of this definition on such date, plus (2) the aggregate outstanding principal amount of the Tranche B Loans on such date plus
(3) the aggregate outstanding principal amount of the Tranche C Loans on such date, plus (4) (A) prior to the termination (or other nonexistence) of the Aggregate Tranche A Commitments, the Aggregate Tranche A Commitments on such date, and (B) on and after the termination (or other nonexistence) of the Aggregate Tranche A Commitments, the Aggregate Tranche A Exposure on such date.

      "Aggregate Tranche C Percentage": on any date of determination, the percentage equal to a fraction (i) the numerator of which is the aggregate unpaid principal balance of the Tranche C Loans on such date, and (ii) the denominator of which is the sum of (1) the amount determined under clause (i) of this definition on such date, plus (2) the aggregate outstanding principal amount of the Tranche B Loans on such date, plus (3) the aggregate outstanding principal amount of the Tranche B-1 Loans on such date, plus (4) (A) prior to the termination (or other nonexistence) of the Aggregate Tranche A Commitments, the Aggregate Tranche A Commitments on such date and (B) on and after the termination (or other nonexistence) of the Aggregate Tranche A Commitments, the Aggregate Tranche A Exposure on such date.

      "Agreement": this Third Amended and Restated Credit Agreement.

      "Alternate Base Rate": on any date, a rate of interest per annum equal to the higher of (i) the Federal Funds Rate in effect on such date plus 1/2 of 1% or (ii) the BNY Rate in effect on such date.

      "Amended PageNet Collateral Documents": collectively, the Amended PageNet Guaranty, the Amended PageNet Pledge Agreement, the Amended PageNet Security Agreement, the Amended PageNet Intellectual Property Security Agreement, the Parent Guaranty (PageNet) and all other documents executed in connection therewith.

      "Amended PageNet Guaranty": as defined in Section 8.3(iv)(H).

      "Amended PageNet Intellectual Property Security Agreement":  as defined in
Section 8.3(iv)(H).

      "Amended PageNet Pledge Agreement": as defined in Section 8.3(iv)(H).

      "Amended PageNet Security Agreement": as defined in Section 8.3(iv)(H).

      "Annualized Operating Cash Flow": as to any Person on any date of determination, an amount equal to (i) Operating Cash Flow of such Person and its Subsidiaries (determined on a Consolidated basis in accordance with GAAP) for the fiscal quarter ending on such date or, if such date is not a fiscal quarter ending date, the immediately preceding fiscal quarter, multiplied by (ii) four.

      "API Debt": at any date of determination, the sum of all Indebtedness of the Borrower and its Subsidiaries, determined on a Consolidated basis in accordance with GAAP.

      "API Leverage Ratio": at any date of determination, the ratio of API Debt to Annualized Operating Cash Flow of the Borrower.

      "Applicable Arch Indenture Trustees": at any time, (i) if the Arch 9 1/2% Indenture is in effect and has not been satisfied, defeased or discharged, United States Trust Company of New York or its successor as trustee under the Arch 9 1/2% Indenture, and (ii) if the Arch 14% Indenture is in effect and has not been satisfied, defeased or discharged, United States Trust Company of New York or its successor as trustee under the Arch 14% Indenture.

      "Applicable Margin":
       -----------------

         (a) As to the Tranche A Loans, Tranche B Loans and Letters of Credit:

            (i) For the period from the Third Restatement Date until the Merger Effective Date and, if the Merger Effective Date does not occur, for the period on and after the Third Restatement Date, at all times during the applicable periods set forth below: (A) with respect to the unpaid principal amount thereof consisting of ABR Advances, the applicable percentage set forth opposite such period in the following table under the heading "ABR" and (B) with respect to
(x) the unpaid  principal amount thereof  consisting of Eurodollar  Advances and
(y) Letter of Credit Fees, the applicable percentage set forth opposite such period in the following table under the heading "Eurodollar and LC Rate":

======================================== =========== ==========================
          PRICING LEVERAGE RATIO
---------------------------------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
Greater Than or Equal To    Less Than        ABR       Eurodollar and LC Rate
------------------------    ---------        ---       ----------------------
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
        4.50:1.00                           1.875%            3.125%
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
        4.00:1.00           4.50:1.00       1.500%            2.750%
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
        3.00:1.00           4.00:1.00       1.125%            2.375%
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
                            3.00:1.00       0.750%            2.000%
======================== =============== =========== ==========================

            (ii) For the period on and after the Merger Effective Date, at all times during the applicable periods set forth below: (A) with respect to the unpaid principal amount thereof consisting of ABR Advances, the applicable percentage set forth opposite such period in the following table under the heading "ABR" and (B) with respect to (x) the unpaid principal amount thereof consisting of Eurodollar Advances and (y) Letter of Credit Fees, the applicable percentage set forth opposite such period in the following table under the heading "Eurodollar and LC Rate":

======================================== =========== ==========================
          PRICING LEVERAGE RATIO
---------------------------------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
Greater Than or Equal To    Less Than        ABR       Eurodollar and LC Rate
------------------------    ---------        ---       ----------------------
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
        3.50:1.00                          2.125%             3.375%
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
        3.00:1.00           3.50:1.00      1.875%             3.125%
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
        2.50:1.00           3.00:1.00      1.500%             2.750%
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
                            2.50:1.00      1.125%             2.375%
======================== =============== =========== ==========================

            (iii) Changes in the Applicable Margin resulting from a change in the Pricing Leverage Ratio, as set forth in a Compliance Certificate delivered pursuant to Section 7.1(c) evidencing such a change, shall become effective on the second Business Day following the delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to Section 7.1(c) evidencing a change in the Pricing Leverage Ratio. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of each of the first three fiscal quarters or 90 days after the end of the last fiscal quarter as required by Section 7.1(c), the Pricing Leverage Ratio, solely for purposes of calculating the Applicable Margin, shall be deemed to be greater than the highest Pricing Leverage Ratio under the applicable table from and including the date on which such Compliance Certificate was required to be delivered to the date of delivery to the Administrative Agent of such Compliance Certificate.

         (b) As to the Tranche B-1 Loans:

            (i) on and after the Merger Effective Date, at all times during the applicable periods set forth below: (A) with respect to the unpaid principal amount thereof consisting of ABR Advances, the applicable percentage set forth opposite such period in the following table under the heading "ABR" and (B) with respect to the unpaid principal amount thereof consisting of Eurodollar Advances, the applicable percentage set forth opposite such period in the following table under the heading "Eurodollar Rate":

======================================== =========== ==========================
          PRICING LEVERAGE RATIO
---------------------------------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
Greater Than or Equal To    Less Than        ABR       Eurodollar and LC Rate
------------------------    ---------        ---       ----------------------
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
      3.50:1.00                             2.125%            3.375%
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
      3.00:1.00             3.50:1.00       1.875%            3.125%
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
      2.50:1.00             3.00:1.00       1.500%            2.750%
------------------------ --------------- ----------- --------------------------
------------------------ --------------- ----------- --------------------------
                            2.50:1.00       1.125%            2.375%
======================== =============== =========== ==========================

            (ii) Changes in the Applicable Margin resulting from a change in the Pricing Leverage Ratio, as set forth in a Compliance Certificate delivered pursuant to Section 7.1(c) evidencing such a change, shall become effective on the second Business Day following the delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to Section 7.1(c) evidencing a change in the Pricing Leverage Ratio. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of each of the first three fiscal quarters or 90 days after the end of the last fiscal quarter as required by Section 7.1(c), the Pricing Leverage Ratio, solely for purposes of calculating the Applicable Margin, shall be deemed to be greater than 3.50:1.00 from and including the date on which such Compliance Certificate was required to be delivered to the date of delivery to the Administrative Agent of such Compliance Certificate.

         (c) As to the Tranche C Loans, with respect to the unpaid principal amount thereof consisting of ABR Advances, 5.625%, and with respect to the unpaid principal amount thereof consisting of Eurodollar Advances, 6.875%.

      "Applicable Proceeds": any and all proceeds of casualty insurance or condemnation held by the Administrative Agent pursuant to the Loan Documents in connection with a casualty or condemnation event for which the conditions for use thereof by the Borrower or any Subsidiary, as set forth in the Loan Documents, shall not have been satisfied.

      "Appropriate Party": at any time:

         (a) from and after the Third Restatement Date and prior to the earlier to occur of the Merger Effective Date and the Existing Arch Senior Note Termination Date, (i) if the Springing Sections of the Security and Intercreditor Agreement are not then effective, the Escrow Agent, or (ii) if the Springing Sections of the Security and Intercreditor Agreement are then effective, the Security Agent;

         (b) on and after the earlier to occur of the Merger Effective Date and the Existing Arch Senior Note Termination Date, the Security Agent.

      "Arch":  Arch   Communications,   Inc.,  a  Delaware   corporation  and  a
wholly-owned Subsidiary of the Parent.

      "Arch Guaranty": the Amended and Restated Arch Guaranty, substantially in the form of Exhibit I.

      "Arch 14% Indenture": the Indenture, dated as of December 15, 1994, between Arch and United States Trust Company of New York or its successor, as trustee, pursuant to which Arch issued the Arch 14% Senior Notes.

      "Arch 14% Senior Notes": the 14% Senior Notes due 2004 issued by Arch pursuant to the Arch 14% Indenture.

      "Arch Indentures": collectively, the Existing Arch Indentures, the Arch 12 3/4% Indenture, the Arch 13 3/4% Indenture and any Replacement Indenture (if existing).

      "Arch 9 1/2% Indenture": the Indenture, dated as of February 7, 1994, between Arch and United States Trust Company of New York or its successor, as trustee, pursuant to which Arch issued the Arch 9 1/2% Senior Notes.

      "Arch 9 1/2% Senior Notes": the 9 1/2% Senior Notes due 2004 issued by Arch pursuant to the Arch 9 1/2% Indenture.

      "Arch Senior Notes": collectively, the Existing Arch Senior Notes, the Arch 12 3/4% Senior Notes, the Arch 13 3/4% Senior Notes and any Replacement Notes (if existing).

      "Arch 13 3/4% Indenture": the Indenture, dated as of April 9, 1999, between Arch (as successor by merger to Arch Escrow Corp.) and IBJ Whitehall Bank & Trust Company or its successor, as trustee, pursuant to which Arch issued the Arch 13 3/4% Senior Notes.

      "Arch 13 3/4% Senior Notes": the 13 3/4% Senior Notes due 2008 issued by Arch pursuant to the Arch 13 3/4% Indenture.

      "Arch 12 3/4% Indenture": the Indenture, dated as of June 29, 1998, between Arch and U.S. Bank Trust National Association or its successor, as trustee, pursuant to which Arch issued the Arch 12 3/4% Senior Notes.

      "Arch 12 3/4% Senior Notes": the 12 3/4% Senior Notes due 2007 issued by Arch pursuant to the Arch 12 3/4% Indenture.

      "Assignment and Acceptance Agreement": an assignment and acceptance agreement, substantially in the form of Exhibit E.

      "Bank Collateral Agent": BNY, in its capacity as collateral agent under the Borrower Pledge Agreement, the Restricted Subsidiary Security Agreement and the Amended PageNet Collateral Documents.

      "Bankruptcy Court": the United States Bankruptcy Court for the District of Delaware.

      "Bankruptcy Proceeding": in the event of the commencement by PageNet and one or more of its Subsidiaries of a bankruptcy proceeding as contemplated by the Merger Agreement, the proceeding to be entitled In re: Paging Network, Inc. et al. in the Bankruptcy Court.

      "Benbow": Benbow PCS Ventures, Inc., a California corporation.

      "Benbow Guaranty Date": the earlier to occur of (i) the Existing Arch Senior Note Termination Date and (ii) the date on which the last to occur of the following events has occurred: (A) Benbow Investments ceases to be an Unrestricted Subsidiary under and as defined in each of the Existing Arch Indentures, (B) the consummation of the pending purchase of June Walsh's interest in Benbow and (C) the redemption of the Benbow Stock received by Adelphia Communications Corporation pursuant to the Page Call Purchase Agreement has been consummated.

      "Benbow Investments": Benbow Investments, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower.

      "Benbow Purchase Agreement": the Purchase Agreement, dated as of June 24, 1999, between Benbow Investments, Benbow and June Walsh.

      "BNY": The Bank of New York.

      "BNY Rate": a rate of interest per annum equal to the rate of interest publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

      "Board of Governors": the Board of Governors of the Federal Reserve System of the United States.

      "Borrower": as defined in the preamble.

      "Borrower Obligations": collectively, (i) all of the obligations and liabilities of the Borrower to any Agent, the Letter of Credit Issuer or any Lender (or, in the case of any Secured Hedging Arrangement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of or in connection with the Loan Documents and, on and after the Merger Effective Date, in respect of Existing PageNet Letters of Credit, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired, and whether before or after the occurrence of any Event of Default under Section 9.1(h) or (i) and including any obligation or liability in respect of any breach of any representation or warranty and all post-petition interest and funding losses, whether or not allowed as a claim in any proceeding arising in connection with such an event.

      "Borrower Pledge Agreement": the Amended and Restated Borrower Pledge Agreement, substantially in the form of Exhibit G.

      "Business Day": for all purposes other than as set forth in clause (ii) below, (i) any day other than a Saturday, a Sunday or a day on which commercial banks located in New York City are authorized or required by law or other governmental action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Advances, any day which is a Business Day described in clause (i) above and which is also a day on which dealings in foreign currency and exchange and Eurodollar funding between banks may be carried on in London, England.

      "Canadian  Agent":   The   Toronto-Dominion   Bank,  in  its  capacity  as
administrative agent under the PageNet Canadian Loan Documents, or its successor as such administrative agent.

      "Capital Expenditures": any expenditures made or costs incurred that are required or permitted to be capitalized for financial reporting purposes in accordance with GAAP other than deferred financing fees.

      "Capital Leases": leases that are required or permitted to be capitalized for financial reporting purposes in accordance with GAAP.

      "Cash Interest Expense": for any period, the sum of (i) cash interest expense on Total Debt (adjusted to give effect to all Interest Rate Protection Agreements (including Interest Hedge Agreements (as defined in the Existing PageNet Credit Agreement) which are assumed by the Borrower) and fees and expenses paid in connection with the same, all as determined in accordance with
GAAP) during such period as determined in accordance with GAAP, (ii) Commitment Fees, Letter of Credit Fees and fees in respect of Existing PageNet Letters of Credit during such period and (iii) without duplication, Restricted Payments made to the Parent during such period to the extent made to enable the Parent to satisfy its interest obligations under the Parent Discount Notes Indenture.

      "Change in Law": (i) the adoption of any law, rule or regulation after the Relevant Date, (ii) the issuance or promulgation after the Relevant Date of any directive, guideline or request from any Governmental Body (whether or not having the force of law), or (iii) any change after the Relevant Date in the interpretation of any existing law, rule, regulation, directive, guideline or request by any Governmental Body charged with the administration thereof.

      "Change of Control": any change of control, fundamental change or any similar circumstance which, under any of the Arch Indentures, the Parent Discount Notes Indenture, the Parent Subordinated Indenture or the documentation evidencing or governing any other Indebtedness of the Parent of $15,000,000 or more, results in an obligation of the Parent to prepay, purchase, offer to purchase, redeem or defease such Indebtedness.

      "Class": with respect to (i) the Lenders, the Tranche A Lenders, the Tranche B Lenders, the Tranche B-1 Lenders or the Tranche C Lenders, and (ii) the Loans, the Tranche A Loans, the Tranche B Loans, the Tranche B-1 Loans or the Tranche C Loans.

      "Code": the Internal Revenue Code of 1986, as the same may be amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

      "Co-Documentation Agents": as defined in the preamble.

      "Collateral": collectively, the collateral under and as defined in the Collateral Documents.

      "Collateral Agents": collectively, (i) BNY in its capacity as collateral agent for the Lenders under the Security and Intercreditor Agreement and (ii) the Applicable Arch Indenture Trustees in their capacities as collateral agents for the Existing Arch Senior Noteholders under the Security and Intercreditor Agreement.

      "Collateral Documents": collectively:

         (i) for the period from the Third Restatement Date until the Merger Effective Date and, if the Merger Effective Date does not occur, for the period on and after the Third Restatement Date, (x) the Borrower Pledge Agreement, the

Subsidiary Guaranty, the Arch Guaranty, the Parent Guaranty, the Restricted Subsidiary Security Agreement, each Secured Hedging Agreement, the Escrow
Agreement, and the Powers of Attorney, (y) upon the declaration of the effectiveness thereof pursuant to Section 7.18, the Security and Intercreditor Agreement, and (z) all other instruments and documents delivered pursuant to
Section 7.18 or 7.19 to secure any of the Obligations; and

         (ii) on and after the Merger Effective Date, (x) the Borrower Pledge Agreement, the Subsidiary Guaranty, the Arch Guaranty, the Parent Guaranty, the Restricted Subsidiary Security Agreement, the Amended PageNet Collateral Documents, the Security and Intercreditor Agreement, each Secured Hedging
Agreement, and the Powers of Attorney and (y) all other instruments and documents delivered pursuant to Section 7.18 or 7.19 to secure any of the Obligations.

      "Commitment": as to (i) any Tranche A Lender, such Tranche A Lender's Tranche A Commitment and (ii) the Letter of Credit Issuer, its Letter of Credit Commitment.

      "Commitment Fee": as defined in Section 3.2(a).

      "Commitment Fee Percentage":

         (a) For the period from the Third Restatement Date until the Merger Effective Date and, if the Merger Effective Date does not occur, for the period on and after the Third Restatement Date, at all times during the applicable periods set forth below, the applicable percentage set forth opposite such period in the following table:

================================================== ==========================
                          Period                          Percentage
-------------------------------------------------- --------------------------
-------------------------------------------------- --------------------------
when the Pricing Leverage Ratio is greater than
or equal to 4.00:1.00                                       0.5000%
-------------------------------------------------- --------------------------
-------------------------------------------------- --------------------------
when the Pricing Leverage Ratio is less than
4.00:1.00                                                   0.3750%
================================================== ==========================


         (b) On and after the Merger Effective Date, at all times during the applicable periods set forth below, the applicable percentage set forth opposite such period in the following table:

================================================== ==========================
                          Period                          Percentage
-------------------------------------------------- --------------------------
-------------------------------------------------- --------------------------
when the Pricing Leverage Ratio is greater than
or equal to 3.00:1.00                                       1.00%
-------------------------------------------------- --------------------------
-------------------------------------------------- --------------------------
when the Pricing Leverage Ratio is less than
3.00:1.00                                                   0.75%
================================================== ==========================

         (c) Changes in the Commitment Fee Percentage resulting from a change in the Pricing Leverage Ratio, as set forth in a Compliance Certificate delivered pursuant to Section 7.1(c) evidencing such a change, shall become effective on the second Business Day following the delivery by the Borrower to the

Administrative Agent of a new Compliance Certificate pursuant to Section 7.1(c) evidencing a change in the Pricing Leverage Ratio. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of each of the first three fiscal quarters or 90 days after the end of the last fiscal quarter as required by Section 7.1(c), the Pricing Leverage Ratio, solely for purposes of calculating the Commitment Fee Percentage, shall be deemed to be greater than the highest Pricing Leverage Ratio under the applicable table from and including the date on which such Compliance Certificate was required to be delivered to the date of delivery to the Administrative Agent of such Compliance Certificate.

      "Commitment Period": the period from the Third Restatement Date until the Business Day immediately preceding the Tranche A Maturity Date.

      "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with Arch or any of its Subsidiaries within the meaning of Section 414(b) or 414(c) of the Code.

      "Communications Act": the Communications Act of 1934, as amended, and the rules and regulations issued thereunder, as from time to time in effect.

      "Compliance Certificate": a certificate substantially in the form of Exhibit D.

      "Confirmation Order": the order of the Bankruptcy Court confirming the Plan of Reorganization.

      "Confidential Information": as defined in Section 11.13.

      "Consolidated":   with  respect  to  any  Person,   such  Person  and  its
Subsidiaries taken together.

      "Consolidated Total Assets": at any date of determination, the total assets of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP as at such date.

      "Consolidating": each of the Borrower and each of its Subsidiaries taken separately.

      "Contingent Obligation": as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain net worth, solvency or other financial statement condition of the primary obligor, (c) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure, protect from loss, or hold harmless the beneficiary of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include the indorsement of instruments for deposit or collection in the ordinary course of business. The term Contingent Obligation shall also include the liability of a general partner in respect of the recourse liabilities of the partnership in which it is a general partner. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

      "Conversion/Continuation Date": the date on which (i) a Eurodollar Advance is converted to an ABR Advance, (ii) the date on which an ABR Advance is converted to a Eurodollar Advance or (iii) the date on which a Eurodollar Advance is continued as a new Eurodollar Advance.

      "Credit Extension Date": any Business Day specified in a Credit Request as a day on which the Borrower requests (i) the Tranche A Lenders to make Tranche A Loans or (ii) the Letter of Credit Issuer to issue a Letter of Credit.

      "Credit Party": an Agent, the Letter of Credit Issuer, the PageNet Letter of Credit Issuer or a Lender, as the case may be. Notwithstanding the foregoing, neither the PageNet Letter of Credit Issuer nor any Existing PageNet Lender will be a Credit Party until the Merger Effective Date and then only if the PageNet Letter of Credit Issuer or such Existing PageNet Lender, as the case may be, shall have executed and delivered the Joinder and Assumption Agreement.

      "Credit Request": a request for Tranche A Loans or a Letter of Credit substantially in the form of Exhibit B.

      "Default": any of the events specified in Article 9, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "DIP Facility": in the event of the commencement of the Bankruptcy Proceeding, any debtor in possession financing facility extended by one or more lenders to PageNet and its Subsidiaries which are debtors in such proceeding.

      "DIP  Loan  Documents":   collectively,   all  documents  and  instruments
evidencing, setting forth the terms of, and implementing the terms of the DIP Facility.

      "Disposition": as defined in Section 8.8(c).

      "Distributed Subsidiary": VAST Solutions, Inc., a Delaware corporation and, prior to the Spin-Off, a wholly-owned Subsidiary of PageNet.

      "Documentation Agent": as defined in the preamble.

      "Dollars" and "$": lawful currency of the United States.

      "Domestic Subsidiary": any Subsidiary that is not a Foreign Subsidiary.

      "Dropdown": the contribution, directly or indirectly, of all of the issued and outstanding Stock of PageNet by the Parent to the Borrower.

      "Eligible Institution": (i) any commercial bank, trust company, banking association, insurance company, financial institution, mutual fund or pension fund acceptable to the Administrative Agent and the Letter of Credit Issuer,
(ii) any Lender or any Affiliate or Subsidiary thereof, or (iii) any commercial bank, trust company, mutual fund or banking association having undivided capital surplus and retained earnings exceeding $100,000,000.

      "Environmental Laws": any and all federal, state and local laws relating to the environment, the use, storage, transporting, manufacturing, handling, discharge, disposal or recycling of hazardous substances, hazardous materials or pollutants or industrial hygiene and including (i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 USCA ss.9601 et seq. ("CERCLA"); (ii) the Resource Conservation and Recovery Act of 1976, as amended, 42 USCA ss.6901 et seq.; (iii) the Toxic Substance Control Act, as amended, 15 USCA ss.2601 et seq.; (iv) the Water Pollution Control Act, as amended, 33 USCA ss.1251 et seq.; (v) the Clean Air Act, as amended, 42 USCA ss.7401 et seq.; (vi) the Hazardous Material Transportation Act, as amended, 49 USCA ss.1801 et seq. and (vii) all rules, regulations judgments, decrees, injunctions and restrictions thereunder and any analogous state law.

      "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations issued thereunder, as from time to time in effect.

      "Escrow Agent": The Bank of New York Trust Company of Florida, N.A., or its successor as escrow agent under the Escrow Agreement.

      "Escrow Agreement": the Second Amended and Restated Escrow Agreement, in substantially the form of Exhibit P.

      "Eurodollar Advances": collectively, the Loans (or any portions thereof) at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Eurodollar Rate. Each Eurodollar Advance shall mature on the last day of the Interest Period applicable thereto.

      "Eurodollar Rate": with respect to the Interest Period applicable to any Eurodollar Advance, a rate of interest per annum, as determined by the Administrative Agent, obtained by dividing (and then rounding to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%):

         (a) the rate, as reported by BNY to the Administrative Agent, quoted by BNY to leading banks in the interbank eurodollar market as the rate at which BNY is offering Dollar deposits in an amount equal approximately to its Specified

Percentage of the Eurodollar Advance to which such Interest Period shall apply for a period comparable to such Interest Period, as quoted at approximately 11:00 a.m. two Business Days prior to the first day of such Interest Period, by

         (b) a number equal to 1.00 minus the aggregate of the then stated maximum rates during such Interest Period of all reserve requirements (including marginal, emergency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors and any other banking authority to which BNY and other major United States money center banks are subject, in respect of eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D). Such reserve requirements shall include those imposed under such Regulation D. Eurodollar Advances shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or offsets which may be available from time to time to any Lender under such Regulation D. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirement.

      "Event of Default": any of the events specified in Article 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "Excess Cash Flow": with respect to any fiscal year, Operating Cash Flow of the Borrower for such fiscal year less the sum of, without duplication (i) the amount, if positive, equal to (a) the amount of the Tranche A Loans outstanding at the beginning of such fiscal year minus (b) the Aggregate Tranche A Commitments at the end of such fiscal year (without giving effect to reductions thereof during such period required by Section 2.3(d)), (ii) payments of the principal of the Tranche B Loans, the Tranche B-1 Loans and the Tranche C Loans during such fiscal year (other than mandatory prepayments thereof required by Section 2.4), (iii) scheduled payments of principal of other Indebtedness of the Borrower and its Subsidiaries on a Consolidated basis made during such fiscal year (including Indebtedness in respect of Capital Leases), (iv) Capital Expenditures made by the Borrower and its Subsidiaries on a Consolidated basis during such fiscal year, (v) without duplication, taxes and payments under the Tax Sharing Agreement paid by the Borrower and its Subsidiaries in cash during such period, and (vi) Cash Interest Expense for such fiscal year.

      "Exchange Act": the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "Exchange Documents": collectively, the Registration Statement on Form S-4 filed by PageNet with the SEC on January 11, 2000, the Proxy Statement on Form S-4 filed by the Parent with the SEC on January 28, 2000, the Consent Solicitation on Form S-4 filed by the Parent with the SEC on January 28, 2000, the Noteholder Consents and all other documents executed and delivered in connection with the Exchange Offers.

      "Exchange Offers": collectively, the PageNet Exchange Offer and the Parent Exchange Offer.

      "Excluded Tax": as to any Person, a Tax which Tax (a) is an income tax or franchise tax imposed on all or part of the net income or net profits of such Person or represents interest, fees or penalties for payment of any such income tax or franchise tax and which is imposed by one of the following jurisdictions or by any political subdivision or taxing authority thereof: (i) the United States, (ii) the jurisdiction in which such Person is organized, (iii) the jurisdiction in which such Person's principal office is located, and (iv) in the case of each Credit Party, any jurisdiction in which such Credit Party is deemed to be doing business, and (b) in the case of any Foreign Credit Party, is a withholding tax that is imposed on amounts payable to such Foreign Credit Party at the time such Foreign Credit Party becomes a party to this Agreement or is attributable to such Foreign Credit Party's failure to comply with Section 3.6(c).

      "Existing API Collateral": the Collateral under and as defined in the Parent Guaranty, the Borrower Pledge Agreement and the Restricted Subsidiary Security Agreement.

      "Existing API Credit Agreements": as defined in Recital A.

      "Existing API Lenders": collectively, the Tranche A Lenders, Tranche B Lenders and Tranche C Lenders.

      "Existing Arch Indentures": collectively, the Arch 9 1/2% Indenture and the Arch 14% Indenture.

      "Existing Arch Senior Noteholders": collectively, the holders of the Existing Arch Senior Notes.

      "Existing Arch Senior Notes": collectively, (i) the Arch 9 1/2% Senior Notes and (ii) the Arch 14% Senior Notes.

      "Existing Arch Senior Note Termination Date": the first date on which none of the Existing Arch Senior Notes remain outstanding and neither of the Existing Arch Indentures is in effect. For purposes of this definition, the Existing Arch Senior Notes issued under an Existing Arch Indenture shall no longer be deemed to be outstanding and such Existing Arch Indenture shall no longer be deemed to be in effect if Arch has elected in accordance with the provisions of such Existing Arch Indenture to have the defeasance and discharge or covenant defeasance provisions thereof apply and has complied with the requirements thereof.

      "Existing Intercompany Notes": collectively, the Intercompany Notes, each dated May 16, 1995, made by each of the following to the Parent: the Borrower, Arch Capitol District, Inc., Arch Connecticut Valley, Inc., Arch Michigan, Inc., Arch Communications Services, Inc., Arch Southeast Communications, Inc., Becker Beeper, Inc., The Beeper Company of America, Inc., BTP Acquisition Corporation, Groome Enterprises, Inc., and ProPage Acquisition Corporation.

      "Existing PageNet Collateral": the Collateral under and as defined in the Existing PageNet Collateral Documents securing the Indebtedness under the Existing PageNet Loan Documents outstanding on the Merger Effective Date to the extent such Collateral exists at the time of the PageNet Merger and the security interest therein was in effect prior to the Merger Effective Time.

      "Existing PageNet Collateral Documents": collectively, (i) the Guaranty, dated as of May 2, 1995, made by PageNet of the obligations of the Companies (as defined in the Existing PageNet Credit Agreement), (ii) the Confirmation Agreement, dated as of June 5, 1996, made by PageNet and its Subsidiaries party thereto for the benefit of the Existing PageNet Lenders, (iii) the Amended and Restated Security Agreement, dated as of May 2, 1995, made by PageNet and the other Companies (as defined in the Existing PageNet Credit Agreement) in favor of Bank of America, N.A. (formerly, NationsBank of Texas, N.A.), as Documentation Agent and as an Existing PageNet Lender, TD, as Administrative Agent and as an Existing PageNet Lender, BankBoston, N.A. (formerly, The First National Bank of Boston), as Managing Agent and as an Existing PageNet Lender, and the other Existing PageNet Lenders, (iv) the Intellectual Property Security Agreement, dated as of May 2, 1995, made by PageNet in favor of Bank of America, N.A. (formerly, NationsBank of Texas, N.A.), as Documentation Agent and as an Existing PageNet Lender, TD, as Administrative Agent and as an Existing PageNet Lender, BankBoston, N.A. (formerly, The First National Bank of Boston), as Managing Agent and as an Existing PageNet Lender, and the other Existing PageNet Lenders, (v) the Guaranty, dated as of June 5, 1996, made by the PageNet Subsidiaries party thereto of each Paging Entities' Obligations (as defined in the Existing PageNet Credit Agreement), (vi) the Second Amended and Restated Company Collateral Pledge Agreement, dated as of January 31, 1999, entered into by PageNet for the benefit of Bank of America, N.A. (formerly, NationsBank, N.A.), as Documentation Agent and as an Existing PageNet Lender, TD, as Administrative Agent and as an Existing PageNet Lender, BankBoston, N.A. (formerly, The First National Bank of Boston), as Managing Agent and as an Existing PageNet Lender, and the other Existing PageNet Lenders, (vii) the Guaranty, dated as of November 11, 1994, made by Paging Network of Northern California, Inc., Paging Network Canadian Holdings, Inc. and Paging Network of Virginia, Inc. of the obligations of PageNet under the Existing PageNet Credit Agreement, (viii) the Security Agreement, dated as of November 11, 1994, made by Paging Network of Northern California, Inc., Paging Network Canadian Holdings, Inc. and Paging Network of Virginia, Inc. in favor of Bank of America, N.A. (formerly, NationsBank of Texas, N.A.), as Documentation Agent, TD, as Administrative Agent, BankBoston, N.A. (formerly, The First National Bank of Boston), as Managing Agent, and the Existing PageNet Lenders, (ix) the Guaranty, dated as of December 2, 1994, made by Paging Network International, Inc. of the obligations of PageNet under the Existing PageNet Credit Agreement, (x) the Security Agreement, dated as of December 2, 1994, made by Paging Network International, Inc. in favor of Bank of America, N.A. (formerly, NationsBank of Texas, N.A.), as Documentation Agent, TD, as Administrative Agent, BankBoston, N.A. (formerly, The First National Bank of Boston), as Managing Agent, and the Existing PageNet Lenders, (xi) the Guaranty, dated as of April 15, 1993, made by the Subsidiaries of PageNet party thereto of the obligations of PageNet, (xii) the Guaranty, dated as of January 31, 1999, made by PageNet, Inc. of each Paging Entities' Obligations (as defined in the Existing PageNet Credit Agreement), and
(xiii) the Security Agreement, dated as of January 31, 1999, made by PageNet, Inc. in favor of Bank of America, N.A. (formerly, NationsBank, N.A.), as Documentation Agent and as an Existing PageNet Lender, TD, as Administrative Agent and as an Existing PageNet Lender, BankBoston, N.A. (formerly, The First

National Bank of Boston), as Managing Agent and as an Existing PageNet Lender, and the other Existing PageNet Lenders.

      "Existing PageNet Credit Agreement": the Second Amended and Restated Credit Agreement, dated as of June 5, 1996, among PageNet, its Subsidiaries party thereto, the PageNet Lenders, the Co-Agents party thereto, Bank of America, N.A. (formerly, NationsBank of Texas, N.A.), as Documentation Agent, TD, as Administrative Agent, BankBoston, N.A. (formerly, The First National Bank of Boston) and Chase Securities, Inc., as Co-Syndication Agents, and Bank of Montreal, First Union National Bank (formerly, First Union National Bank of North Carolina), Mercantile Bank National Association (formerly, Mercantile Bank of St. Louis National Association), The Mitsubishi Trust and Banking Corporation, Chicago Branch and Societe Generale, as Lead Managers.

      "Existing PageNet Documentation Agent": Bank of America, N.A. (formerly, NationsBank of Texas, N.A.) in its capacity as documentation agent under the Existing PageNet Credit Agreement.

      "Existing PageNet Lenders": the lenders party to the Existing PageNet Credit Agreement.

      "Existing PageNet Letters of Credit": the letters of credit issued by the PageNet Letter of Credit Issuer under the Existing PageNet Credit Agreement and outstanding on the Merger Effective Date.

      "Existing PageNet Loan Documents": collectively, the Existing PageNet Credit Agreement and the Existing PageNet Collateral Documents.

      "Existing PageNet Loans": the loans outstanding on the Merger Effective Date under the Existing PageNet Credit Agreement.

      "Existing Parent Intercompany Notes": collectively, the Intercompany Notes, each dated May 16, 1995, made by the Parent to each of the Borrower, Arch Connecticut Valley, Inc. and Arch Communications Enterprises, LLC (formerly, Arch Michigan, Inc. and successor by merger to Arch Capitol District, Inc., Arch Communications Services, Inc., Arch Southeast Communications, Inc., Becker Beeper, Inc., The Beeper Company of America, Inc., BTP Acquisition Corporation, Groome Enterprises, Inc., and ProPage Acquisition Corporation).

      "Existing Tranche A and Tranche C Credit Agreement": as defined in Recital A.

      "Existing Tranche B Credit Agreement": as defined in Recital A.

      "Extensions of Credit": collectively, the Loans, the Letters of Credit and any participations therein pursuant to Section 2.6(c).

      "FCC": the Federal Communications Commission, or any Governmental Body succeeding to the functions thereof.

      "Federal Funds Rate": for any day, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%), equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions as determined by BNY and reported to the Administrative Agent.

      "Fees": is defined in Section 2.9(a)(i).

      "Final Order": as to any court, administrative agency or other tribunal, an order or judgment of such tribunal as entered on its docket, which order or judgment shall not have been reversed, stayed, enjoined, annulled or suspended and the time for filing an appeal, petition for certiorari or other request for administrative or judicial relief or, in the case of an order of the FCC, for instituting administrative review of such order sua sponte, has expired and as to which no appeal, petition for certiorari or other request for administrative or judicial relief or, in the case of an order of the FCC, for instituting administrative review of such order sua sponte, is pending or, if an appeal, petition for certiorari or other request for administrative or judicial relief or, in the case of an order of the FCC, for instituting administrative review of such order sua sponte, has been timely filed or taken, the order or judgment of such court, administrative agency or other tribunal has been affirmed (or such appeal, petition or other request for administrative or judicial relief has been dismissed as moot) by the highest court (or other tribunal having appellate jurisdiction over the order or judgment) to which the order was appealed or the petition for certiorari has been denied or, in the case of an order of the FCC which the FCC decided to review sua sponte, the FCC has either withdrawn or dismissed such review, and the time to take any further appeal or to seek further certiorari or judicial or administrative review has expired.

      "Financial Officer": as to any Person, the chief financial officer, vice president-finance or treasurer of such Person or such other officer as shall be satisfactory to the Administrative Agent.

      "Fixed Charge Coverage Ratio": as of the last day of any fiscal quarter, the ratio of (i) Annualized Operating Cash Flow of the Borrower to (ii) Fixed Charges for the Four Quarter Trailing Period.

      "Fixed Charges": for any period, the sum of (i) scheduled payments of principal on Total Debt made or required to be made during such period, (ii) the amount, if positive, equal to (a) the amount of the Tranche A Loans outstanding at the beginning of such period minus (b) the Aggregate Tranche A Commitments at the end of such period (without giving effect to reductions thereof during such period required by Section 2.3(d) with respect to the application of proceeds under the provisions of Section 2.4(a), 2.4(c) or 2.4(d)), (iii) Capital Expenditures made by Arch and its Subsidiaries on a Consolidated basis during such period, (iv) payments under Capital Leases made or required to be made by Arch and its Subsidiaries on a Consolidated basis during such period, (v) without duplication, taxes and payments under the Tax Sharing Agreement, in each case paid or required to be paid in cash made by Arch and its Subsidiaries on a Consolidated basis during such period, and (vi) Cash Interest Expense.

      "Foreign Credit Party": any Credit Party that is organized under the laws of a jurisdiction other than the United States.

      "Foreign Subsidiary": any Subsidiary that is a "controlled foreign corporation" within the meaning of Section 957 of the Code.

      "Four Quarter Trailing Period": at any date of determination, the period of the four fiscal quarters ending on such date, or, if such date is not the last day of a fiscal quarter, the period of the most immediately completed four fiscal quarters.

      "GAAP": generally accepted accounting principles as in effect from time to time in the United States.

      "Governmental Body": any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

      "Grant of Security Interest": as defined in the Restricted Subsidiary Security Agreement or the Security and Intercreditor Agreement, as the context may require.

      "Guarantor Obligations": with respect to (i) the Parent, as defined in the Parent Guaranty, (ii) Arch, as defined in the Arch Guaranty, and (iii) each of the Subsidiary Guarantors, as defined in the Subsidiary Guaranty.

      "Guaranty Supplement": a Supplement, substantially in the form of Annex A to the Subsidiary Guaranty.

      "Guarantors":   collectively,   the  Parent,   Arch  and  the   Subsidiary
Guarantors.

      "Highest Lawful Rate": as to any Lender or BNY, the maximum rate of interest, if any, that at any time or from time to time may be contracted for, taken, charged or received by such Lender or BNY on the Note or Notes held thereby, as the case may be, or which may be owing to such Lender or BNY pursuant to this Agreement and the other Loan Documents under the laws applicable to such Lender or BNY and this transaction.

      "HSR Act": the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      "Indebtedness": as to any Person, at a particular time, all items which constitute, without duplication, (i) indebtedness for borrowed money or the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business), (ii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iii) obligations with respect to any conditional sale or title retention agreement, (iv) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (v) all liabilities (excluding liabilities under Secured Hedging Agreements) secured by any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of business), (vi) obligations under Capital Leases, (vii) all Contingent Obligations and (viii) obligations under the Non-Competition Agreements.

      "Indemnified Liabilities": as defined in Section 11.4(b).

      "Indemnified Tax": as to any Person, any Tax, except (i) an Excluded Tax imposed on such Person and (ii) any interest, fees or penalties for late payment thereof imposed on such Person.

      "Intellectual   Property":  all  copyrights,   trademarks,   servicemarks,
patents, trade names and service names.

      "Intercompany Notes": collectively, (i) the Intercompany Notes, each dated June 3, 1999, made by each of MobileMedia Communications, Inc., Mobile Communications Corporation of America and MobileMedia License Co., L.L.C. to the Borrower, (ii) the Existing Parent Intercompany Notes, (iii) the Existing Intercompany Notes and (iv) any other promissory note executed and delivered after the Third Restatement Date evidencing Indebtedness of a Subsidiary of the Parent to the Parent or to another Subsidiary of the Parent.

      "Intercompany Subordinated Debt": as defined in Section 8.1(vi).

      "Interest Coverage Ratio": as of the last day of (i) any fiscal quarter occurring on or before the Merger Effective Date and the fiscal quarter in which the Merger Effective Date occurs, the ratio of Operating Cash Flow of the Borrower to Cash Interest Expense, in each case for the Four Quarter Trailing Period, (ii) the first full fiscal quarter ending after the Merger Effective Date, the ratio of Operating Cash Flow of the Borrower to Cash Interest Expense in each case for such fiscal quarter, (iii) the second full fiscal quarter ending after the Merger Effective Date, the ratio of Operating Cash Flow of the Borrower to Cash Interest Expense, in each case for the first and second full fiscal quarters ending after the Merger Effective Date, (iv) the third full fiscal quarter ending after the Merger Effective Date, the ratio of Operating Cash Flow of the Borrower to Cash Interest Expense in each case for the first, second and third full fiscal quarters ending after the Merger Effective Date, and (v) the fourth full fiscal quarter ending after the Merger Effective Date and each fiscal quarter thereafter, the ratio of Operating Cash Flow of the Borrower to Cash Interest Expense for the Four Quarter Trailing Period.

      "Interest Payment Date": (i) as to any ABR Advance, the last day of each March, June, September and December commencing on the first of such days to occur after such ABR Advance is made or any Eurodollar Advance is converted to an ABR Advance, (ii) as to any Eurodollar Advance in respect of which the

Borrower has selected an Interest Period of one, two or three months, the last day of such Interest Period, and (iii) as to any Eurodollar Advance in respect of which the Borrower has selected an Interest Period of greater than three months, the last day of each three month interval occurring during such Interest Period and the last day of such Interest Period.

      "Interest Period": with respect to any Eurodollar Advance requested by the Borrower, the period commencing on, as the case may be, the Credit Extension Date or Conversion/Continuation Date with respect to such Eurodollar Advance and ending one, two, three or six months or, if agreed by each Lender, nine or twelve months, thereafter, as selected by the Borrower, in its irrevocable Credit Request or its irrevocable Notice of Conversion/Continuation; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

         (a) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

         (b) any Interest Period pertaining to a Eurodollar Advance that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

         (c) no Interest Period selected in respect of any Eurodollar Advance comprising all or a part of (i) a Tranche A Loan shall end after the Tranche A Maturity Date (ii) a Tranche B Loan shall end after the Tranche B Maturity Date,
(iii) a Tranche B-1 Loan shall end after the Tranche B-1 Maturity Date or (iv) a Tranche C Loan shall end after the Tranche C Maturity Date;

         (d) the Borrower shall select Interest Periods so as not to have more than eight outstanding Interest Periods at any one time; and

         (e) the Borrower shall select Interest Periods such that on each date that (i) a mandatory scheduled reduction of the Aggregate Tranche A Commitments occurs pursuant to Section 2.3(b), or (ii) a scheduled repayment of (x) the Tranche B Loans is due under Section 2.5(a)(i), (y) the Tranche B-1 Loans is due under Section 2.5(a)(ii) or (z) the Tranche C Loans is due under Section 2.5(a)(iii), the outstanding principal amount of all ABR Advances of the relevant Tranche, when added to the aggregate principal amount of each Eurodollar Advance of the relevant Tranche the applicable Interest Period of which shall end on such date, shall equal or exceed the aggregate amount of the Loans of the relevant Tranche which may be required to be repaid on such date pursuant to Section 2.3(b) or 2.5(a)(i), (ii) or (iii), respectively.

      "Interest Rate Protection Agreements": collectively, all interest rate swap, cap, ceiling, hedge or other interest rate protection agreements designed to hedge against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations either generally or under specific contingencies, in each case entered into or assumed by the Borrower with any financial institution.

      "Investments": as defined in Section 8.6.

      "Joinder and Assumption Agreement": the Joinder and Assumption Agreement, substantially in the form of Exhibit L.

      "Joinder Supplement": as defined in the Escrow Agreement.

      "Lender": each lender signatory to this Agreement and each Person which becomes a lender pursuant to Section 3.7, 11.5(b) or on the Merger Effective Date pursuant to the Joinder and Assumption Agreement, in each case including each Tranche A Lender, each Tranche B Lender, each Tranche B-1 Lender and each Tranche C Lender.

      "Letter of Credit": as defined in Section 2.6(a).

      "Letter of Credit Commitment": means the commitment of the Letter of Credit Issuer to issue Letters of Credit having an aggregate outstanding face amount up to $5,000,000.

      "Letter of Credit Documentation": as defined in Section 2.6(a).

      "Letter of Credit Exposure": in respect of any Tranche A Lender at any time, an amount equal to (i) the sum (without duplication) at such time of (x) the aggregate undrawn face amount of the outstanding Letters of Credit, (y) the aggregate amount of unpaid drafts drawn on all Letters of Credit, and (z) the aggregate unpaid Reimbursement Obligations multiplied by (ii) such Tranche A Lender's Tranche A Percentage at such time.

      "Letter of Credit Fees": as defined in Section 3.2(b).

      "Letter of Credit Issuer": BNY.

      "Lien": any mortgage, pledge, hypothecation, assignment, deposit or preferential arrangement, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any Capital Lease or other financing lease having substantially the same economic effect as any of the foregoing.

      "Loan Documents": collectively, this Agreement, the Notes, the Subordination Agreement, the Collateral Documents, the Letter of Credit Documentation, upon the execution and delivery thereof, the Joinder and Assumption Agreement, on and after the Merger Effective Date, any application and reimbursement agreement with respect to any Existing PageNet Letter of Credit, and all other agreements, instruments and documents executed or delivered in connection herewith.

      "Loan Party": the Borrower and each other party (other than the Credit Parties) that is a party to a Loan Document.

      "Loans": the Tranche A Loans , the Tranche B Loans, the Tranche B-1 Loans and the Tranche C Loans.

      "Madison Holdings": Madison Telecommunications Holdings, Inc., a Canadian corporation and a Subsidiary of PageNet Canada Holdings.

      "Madison Holdings Collateral Documents": collectively, each of the following security documents, each dated as of June 5, 1996 unless otherwise indicated: (i) the Demand Debenture made by Madison Holdings to the Canadian Agent, (ii) the Debenture Pledge Agreement, between Madison Holdings and the Canadian Agent, (iii) the General Assignment of Book Debts made by Madison Holdings to the Canadian Agent, (iv) the Securities Pledge Agreement, made by
Madison Holdings in favor of the Canadian Agent, (v) the Guarantee made by Madison Telecomm in favor of the Canadian Agent, (vi) the Demand Debenture made by Madison Telecomm to the Canadian Agent, (vii) the Debenture Pledge Agreement, between Madison Telecomm and the Canadian Agent, (viii) the General Assignment of Book Debts made by Madison Telecomm to the Canadian Agent, (ix) the Guarantee, dated April 17, 1997, made by PageNet Canada Holdings in favor of the Canadian Agent, (x) the Securities Pledge Agreement made by PageNet Canada Holdings in favor of the Canadian Agent, (xi) the Guarantee made by Madison Venture in favor of the Canadian Agent, (xii) the Securities Pledge Agreement made by Madison Venture in favor of the Canadian Agent, (xiii) Letter of Credit No. V-323458, dated June 3, 1996, as extended, in the face amount of Canadian $4,500,000, issued by Canadian Imperial Bank of Commerce for the account of Madison Venture and for the benefit of the Canadian Agent, (xiv) the Deposit
Agreement, dated April 17, 1997, between PageNet Canada Holdings and the Canadian Agent, (xv) the Deposit Agreement between Madison Venture and the Canadian Agent, (xvi) the Deed of Hypoc of Moveable and Immovable Property, made by Madison Holdings to the Canadian Agent, dated October 15, 1996, (xvii) a Specific Assignment of Intercorporate Debt, made by Madison Holdings to the
Canadian Agent, dated as of April 18, 1997, and (xviii) the Agreement as to Security under Section 427 of the Bank Act between Madison Holdings and the Canadian Agent.

      "Madison Holdings Loan Documents": collectively, (i) the Amended and Restated Credit Agreement, dated as of August 5, 1999, by and among Madison Holdings, the lenders party thereto and the Canadian Agent, (ii) the Madison Holdings Collateral Documents, and (iii) all other documents executed and delivered in connection therewith.

      "Madison   Telecomm":   Madison   Telecommunications,   Inc.,  a  Canadian
corporation and a wholly-owned Subsidiary of Madison Holdings.

      "Madison Venture": Madison Venture Corporation, a Canadian corporation.

      "Management Agreement": the Amended and Restated Management Services Agreement, dated as of June 29, 1998, by and among Arch and its Subsidiaries.

      "Management Fees": all fees and expenses paid to Arch or the Parent by any of their respective Subsidiaries, or to any of their respective Affiliates, or to any employees thereof, for general corporate, administrative or management services received.

      "Managing Agents": as defined in the preamble.

      "Managing Person": with respect to any Person that is a (i) corporation, its board of directors, (ii) a limited liability company, its board of control or managing member or members, (iii) a limited partnership, its general partner,
(iv) a general partnership, its managing partner or executive committee or (v) such other managing body or Person analogous to the foregoing.

      "Margin Stock": any "margin stock", as said term is defined in Regulation U, as the same may be amended or supplemented from time to time.

      "Material Adverse Change": a material adverse change in the financial condition, business, operations, prospects (as such prospects pertain to Borrower's ability to repay its obligations under the Loan Documents as the same shall become due) or Property of (i) Arch and its Subsidiaries taken as a whole or (ii) prior to termination of the Parent Guaranty, the Parent and its Subsidiaries taken as a whole.

      "Material Adverse Effect": a material adverse effect on the financial condition, business, operations, prospects (as such prospects pertain to Borrower's ability to repay its obligations under the Loan Documents as the same shall become due) or Property of (i) Arch and its Subsidiaries taken as a whole or (ii) prior to termination of the Parent Guaranty, the Parent and its Subsidiaries taken as a whole.

      "Material Foreign Subsidiary": as to any Person, a Foreign Subsidiary of such Person which, as of the last day of the most recently completed fiscal quarter, satisfied any one or more of the following three tests: (i) the Borrower and its other Subsidiaries' investments in and advances made on or after the Third Restatement Date (or, in the case of a PageNet Canadian Subsidiary, the Merger Effective Date) to (x) such Foreign Subsidiary and its Subsidiaries exceed $15,000,000 in the aggregate or (y) all Foreign Subsidiaries which are not Subsidiary Guarantors exceeds $25,000,000 in the aggregate, (ii) the Borrower and its other Subsidiaries' proportionate share of Consolidated Total Assets (after intercompany eliminations) consisting of the Property of such Foreign Subsidiary exceeds 5% of Consolidated Total Assets or (iii) the Borrower and the other Subsidiaries' equity in the income (not to include losses) from continuing operations before income taxes, extraordinary items and the cumulative effect of a change in accounting principles of such Foreign Subsidiary exceeds 5% of the income (not to include losses) from continuing operations before income taxes, extraordinary items and the cumulative effect of a change in accounting principles of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP. Notwithstanding the foregoing, a PageNet Canadian Subsidiary that is a party to one or more of the PageNet Canadian Loan Documents shall not be a Material Foreign Subsidiary by reason of the satisfaction of the tests set forth in clause (ii) or (iii) of the preceding sentence until the PageNet Canadian Loan Documents to which it is a party have been terminated.

      "Maturity Date": the Tranche A Maturity Date, the Tranche B Maturity Date, the Tranche B-1 Maturity Date or the Tranche C Maturity Date, as the case may be.

      "Maximum Excess Cash Flow Amount": as defined in Section 2.4.

      "Maximum Permitted Indebtedness": on any date of determination, the maximum Total Leverage Ratio permitted on such date multiplied by Annualized Operating Cash Flow of the Borrower.

      "Merger Agreement": the Agreement and Plan of Merger, dated as of November 7, 1999, by and among the Parent, Merger Sub and PageNet, as amended by Amendment No. 1, dated as of January 7, 2000.

      "Merger Effective Date": provided that the conditions precedent to the consummation of the PageNet Merger as set forth in Section 8.3(iv) and, if applicable, Section 8.3(v), shall have been satisfied (prior to or simultaneously) or waived in accordance with the provisions of Section 11.1, the date upon which the PageNet Merger becomes effective.

      "Merger Effective Time": the time on the Merger Effective Date at which the PageNet Merger becomes effective.

      "Merger Sub": St. Louis Acquisition Corp., a Delaware corporation and a direct wholly-owned Subsidiary of the Parent.

      "Minority Lenders": on any date of determination, Lenders under this Agreement having Tranche A Commitments (or, if no Tranche A Commitments are in effect, Tranche A Exposure), Tranche B Loans and Tranche C Loans aggregating not less than 40% of the sum of (i) the Aggregate Tranche A Commitments (or, if no Tranche A Commitments are in effect, Aggregate Tranche A Exposure), (ii) the aggregate outstanding principal balance of the Tranche B Loans, and (iii) the aggregate outstanding principal balance of the Tranche C Loans.

      "Moody's": Moody's Investors Service, Inc. or any successor thereto.

      "Multiemployer  Plan": a Plan which is a multiemployer  plan as defined in
Section 4001(a)(3) of ERISA.

      "Net Sales Proceeds": an amount equal to the greater of (i) the aggregate gross sales proceeds received from each sale or other disposition, direct or indirect, of Property (other than inventory or Property sold or otherwise disposed of in the ordinary course of business) less (x) sales and other commissions and legal and other expenses incurred in connection with such sale, including reasonable expenses incurred in connection with the preparation of such Property for sale, (y) taxes reasonably estimated to be payable with respect to such sale by the Parent and its Subsidiaries for the taxable year in which such sale occurred (taking into consideration the Parent's overall Consolidated tax position for such year) and (z) the amount of Indebtedness secured by such Property which is required to be repaid upon such sale or (ii) 100% of the Net Cash Proceeds (or similar amount) as defined in any of the Parent Discount Notes Indenture or the Arch Indentures, in each case in effect on the date of determination of Net Sales Proceeds.

      "New Subsidiary Guarantor": as defined in Section 7.18(a).

      "Non-Competition Agreements": any non-competition or similar agreement (to the extent permitted by Section 8.1(ix)), entered into by Arch or any of its Subsidiaries in connection with an Acquisition permitted by Section 8.6(h).

      "Non-Material Foreign Subsidiary": as to any Person at any time of determination, a Foreign Subsidiary of such Person other than a Material Foreign Subsidiary.

      "Noteholder Consents": collectively, the PageNet Noteholder Consents and the Parent Discount Noteholder Consents.

      "Notes": with respect to each Lender in respect of such Lender's Tranche A Loans, Tranche B Loans, Tranche B-1 Loans and Tranche C Loans, a promissory note, substantially in the form of Exhibit A, in each case payable to the order of such Lender, each such promissory note having been made by the Borrower and, in the case of the Tranche B-1 Loans dated the Merger Effective Date, including all replacements thereof and substitutions therefor.

      "Notice of Conversion/Continuation": a notice substantially in the form of Exhibit C.

      "Obligations": collectively, the Borrower Obligations and the Guarantor Obligations.

      "Operating Cash Flow": as to any Person for any period, total revenue of such Person and its Subsidiaries on a Consolidated basis for such period, determined in accordance with GAAP, without giving effect to extraordinary gains and losses from sales, exchanges and other dispositions of Property not in the ordinary course of business, and non-recurring items, less the sum of, without duplication, the following for such Person and its Subsidiaries on a Consolidated basis for such period, determined in accordance with GAAP: (i) operating expenses (exclusive of depreciation, amortization and other non-cash items included therein), and (ii) corporate office, general and administrative expenses (exclusive of depreciation, amortization and other non-cash items included therein). With respect to the Borrower and its Subsidiaries, any Management Fees paid or accrued will be treated as an administrative expense. Solely for purposes of calculating the API Leverage Ratio and the Total Leverage Ratio, Operating Cash Flow of the Borrower shall be adjusted on a consistent basis satisfactory to the Administrative Agent to give pro-forma effect to any acquisition, sale, exchange or disposition of Property.

      "Organizational Documents": as to any Person which is (i) a corporation, the certificate or articles of incorporation and bylaws of such Person, (ii) a limited liability company, the limited liability company operating agreement or similar agreement of such Person, (iii) a partnership, the partnership agreement or similar agreement of such Person, or (iv) any other form of entity or organization, the organizational documents analogous to the foregoing.

      "Other Taxes": any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents or otherwise with respect to, the Loan Documents.

      "Page Call": Page Call, Inc., a Delaware corporation.

      "Page Call Guaranty": the guaranty by the Parent of the obligations of Benbow in respect of (i) the preferred Stock of Benbow and the promissory note of Benbow described in the definition of Page Call Purchase Agreement and (ii) the Consulting Agreement described in the definition of Page Call Purchase Documents.

      "Page Call Purchase Agreement": the Stock Purchase Agreement, dated as of April 30, 1997, among Page Call, Lisa-Gaye Shearing, Adelphia Communications Corporation, Benbow and the Parent, as amended on June 29, 1998, pursuant to which Benbow will acquire all of the issued and outstanding Stock of Page Call in consideration of the issuance of preferred Stock of Benbow and a promissory note of Benbow in an aggregate face amount of approximately $17,200,000.

      "Page Call Purchase Documents": collectively, (i) the Page Call Purchase Agreement, (ii) the Page Call Guaranty, (iii) the Consulting Agreement, dated as of June 29, 1998, between Benbow and Lisa-Gaye Shearing, and (iv) all other documents executed in connection therewith.

      "PageNet": Paging Network, Inc., a Delaware corporation.

      "PageNet Canada": Paging Network of Canada, Inc., a Canadian corporation and a wholly-owned Subsidiary of PageNet Canada Holdings.

      "PageNet Canada Collateral Documents": collectively, each of the following security documents, each dated as of June 5, 1996 unless otherwise indicated:
(i) the Demand Debenture made by PageNet Canada to the Canadian Agent, (ii) the Debenture Pledge Agreement, between PageNet Canada and the Canadian Agent, (iii) the General Assignment of Book Debts made by PageNet Canada to the Canadian Agent, (iv) the Securities Pledge Agreement made by PageNet Canada Holdings in favor of the Canadian Agent, (v) the Guarantee, dated April 18, 1997, made by PageNet Canada Holdings in favor of the Canadian Agent, (vi) the Guarantee made by PageNet Canada Holdings in favor of the Canadian Agent, (vii) the Deposit
Agreement, dated April 18, 1997, between PageNet Canada Holdings and the Canadian Agent, and (viii) the Agreement as to Security under Section 427 of the Bank Act between PageNet Canada and the Canadian Agent.

      "PageNet Canada Holdings": Paging Network of Canada Holdings, Inc., a Delaware corporation and a wholly-owned Subsidiary of PageNet.

      "PageNet Canada Loan Documents": collectively, (i) the Amended and Restated Credit Agreement, dated as of August 5, 1999, by and among PageNet Canada, the lenders party thereto and the Canadian Agent, (ii) the PageNet Canada Collateral Documents and (iii) all other documents executed and delivered in connection therewith.

      "PageNet Canadian Loan Documents": collectively, the Madison Holdings Loan Documents and the PageNet Canada Loan Documents.

      "PageNet Canadian Subsidiaries": collectively, the Subsidiaries of PageNet
identified  on  Schedule  4.1  (as   supplemented  in  accordance  with  Section
8.3(iv)(F)) as being organized under the laws of Canada.

      "PageNet 8.875% Senior Subordinated Indenture": the Indenture, dated as of January 15, 1994, between PageNet and Shawmut Bank, N.A., as Trustee, as supplemented by a First Supplemental Indenture, dated as of January 15, 1994, between PageNet and Shawmut Bank, N.A.

      "PageNet 8.875% Senior Subordinated Notes": the 8.875% Senior Subordinated Notes Due February 1, 2006 issued under and pursuant to the PageNet 8.875% Senior Subordinated Indenture.

      "PageNet Exchange": the exchange of PageNet Senior Subordinated Notes for common Stock of PageNet and up to 68.9% of PageNet's equity ownership in the Distributed Subsidiary pursuant to the PageNet Exchange Offer.

      "PageNet Exchange Offer": the offer by PageNet to the PageNet Noteholders to exchange PageNet Senior Subordinated Notes for common Stock of PageNet and up to 68.9% of PageNet's equity ownership in the Distributed Subsidiary and the solicitation of the PageNet Noteholder Consents.

      "PageNet Letter of Credit Issuer": Bank of America, N.A., as issuer of the Existing PageNet Letters of Credit.

      "PageNet Merger": the merger of Merger Sub with and into PageNet with PageNet as the survivor pursuant to the Merger Agreement.

      "PageNet Merger Certificate": the Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware to effect the PageNet Merger.

      "PageNet Merger Documents": collectively, (i) the Merger Agreement, (ii) the PageNet Subsidiary Merger Documents and (iii) all other documents executed and delivered in connection with the PageNet Merger, each PageNet Subsidiary Merger, the Spin-Off and the Dropdown.

      "PageNet Noteholder Consents": the consent of the PageNet Noteholders to the PageNet Merger and the approval by the PageNet Noteholders of amendments to the PageNet Senior Subordinated Indentures solicited by PageNet as part of the PageNet Exchange Offer.

      "PageNet  Noteholders":   collectively,  the  holders  of  PageNet  Senior
Subordinated Notes.

      "PageNet Reimbursement Obligation": collectively, the obligation of PageNet (i) to the PageNet Letter of Credit Issuer with respect to each Existing PageNet Letter of Credit, if any, and (ii) under all documents, instruments and other agreements related thereto, including the obligation of PageNet to reimburse the PageNet Letter of Credit Issuer for amounts drawn under each Existing PageNet Letter of Credit.

      "PageNet Senior Subordinated Indentures": collectively, the PageNet 8.875% Senior Subordinated Indenture, the PageNet 10% Senior Subordinated Supplemental Indenture and the PageNet 10.125% Senior Subordinated Supplemental Indenture.

      "PageNet Senior Subordinated Notes": collectively, the PageNet 8.875% Senior Subordinated Notes, the PageNet 10% Senior Subordinated Notes and the PageNet 10.125% Senior Subordinated Notes.

      "PageNet Subsidiary Merger": each merger, if any, of a Subsidiary of PageNet with and into PageNet or another Subsidiary of PageNet which occurs on or before the Merger Effective Date.

      "PageNet Subsidiary Merger Certificate": with respect to each PageNet Subsidiary Merger, a Certificate of Ownership and Merger (or analogous documents) filed with the Secretary of State of the applicable jurisdictions to effect such PageNet Subsidiary Merger.

      "PageNet  Subsidiary  Merger  Documents":   collectively,   all  documents
executed and delivered in connection with the PageNet Subsidiary Mergers, if any.

      "PageNet 10% Senior Subordinated Supplemental Indenture": the Indenture, dated as of July 15, 1995, between PageNet and Shawmut Bank, N.A., as Trustee, as supplemented by a Second Supplemental Indenture, dated as of October 15, 1996, between PageNet and Fleet National Bank.

      "PageNet 10% Senior Subordinated Notes": the 10% Senior Subordinated Notes Due October 15, 2008 issued under and pursuant to the PageNet 10% Senior Subordinated Supplemental Indenture.

      "PageNet 10.125% Senior Subordinated Supplemental Indenture": the Indenture, dated as of July 15, 1995, between PageNet and Shawmut Bank, N.A., as Trustee, as supplemented by a First Supplemental Indenture, dated as of July 15, 1995, between PageNet and Shawmut Bank, N.A.

      "PageNet   10.125%  Senior   Subordinated   Notes":   the  10.125%  Senior
Subordinated Notes Due August 1, 2007 issued under and pursuant to the PageNet 10.125% Senior Supplemental Subordinated Indenture.

      "PageNet Transaction Documents": collectively, (i) the PageNet Merger Documents, (ii) the Exchange Documents, (iii) the Noteholder Consents, and (iv) the Joinder and Assumption Agreement.

      "PageNet Transactions": the Transactions contemplated by the PageNet Transaction Documents.

      "Pagers in Service": at any time, pager units which are producing revenue at such time at standard and customary billing rates.

      "Paging-Related Business": the business of selling or renting paging equipment or the offering of paging services, which business is located in the United States or Canada. For purpose hereof, paging services include all forms of one-way and narrowband wireless communications.

      "Parent": Arch Communications Group, Inc., a Delaware corporation.

      "Parent Discount Noteholder Consents": the consent of the Parent Discount Noteholders to the PageNet Merger and the approval by the Parent Discount Noteholders of amendments to the Parent Discount Notes Indenture solicited by the Parent as part of the Parent Exchange Offer.

      "Parent  Discount  Noteholders":   collectively,  the  holders  of  Parent
Discount Notes.

      "Parent Discount Notes": the 10-7/8% Senior Parent Discount Notes, due 2008, issued by the Parent pursuant to the Parent Discount Notes Indenture.

      "Parent Discount Notes Indenture": the Indenture, dated as of March 12, 1996, between the Parent and IBJ Schroder Bank & Trust Company or its successor, as trustee, pursuant to which the Parent issued the Parent Discount Notes.

      "Parent Exchange": the exchange of Parent Discount Notes for common Stock of the Parent pursuant to the Parent Exchange Offer.

      "Parent Exchange Offer": the offer by the Parent to holders of the Parent Discount Notes to exchange such Parent Discount Notes for common Stock of the Parent and the solicitation of Parent Discount Noteholder Consents.

      "Parent Guaranty": the Second Amended and Restated Parent Guaranty and Pledge Agreement, substantially in the form of Exhibit F.

      "Parent Guaranty (PageNet)": as defined in Section 8.3(iv)(H).

      "Parent Preferred Stock": Series C Convertible Preferred Stock of the Parent.

      "Parent Preferred Stock Conversion": the conversion of Parent Preferred Stock to common Stock of the Parent.

      "Parent  Subordinated  Debentures":   the  6  3/4Convertible  Subordinated
Debentures, due 2003, issued by the Parent pursuant to the Parent Subordinated Indenture.

      "Parent Subordinated Indenture": the Indenture, dated as of December 1, 1993, between the Parent and BNY or its successor, as trustee, pursuant to which the Parent issued the Parent Subordinated Debentures.

      "Payment  Office":  the  office of the  Administrative  Agent set forth in
Section 11.2(b).

      "Permitted Liens": Liens permitted to exist pursuant to Section 8.2.


      "Person": an individual, a partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Body or any other entity of whatever nature.

      "Plan": any employee benefits or other plan which is covered by or subject to the minimum funding standards of Title IV of ERISA and which is maintained, or to which contributions are made, by the Parent or any of its Subsidiaries or a Commonly Controlled Entity or in respect of which the Parent or any of its Subsidiaries or a Commonly Controlled Entity has or may have any liability.

      "Plan of Reorganization": in the event that the Bankruptcy Proceeding has been commenced, the Joint Plan of Reorganization of PageNet and its Subsidiaries which are debtors in such proceeding.

      "Power of Attorney": as defined in the Restricted Subsidiary Security Agreement or the Security and Intercreditor Agreement, as the context may require.

      "Prepayment Fee": as defined in Section 2.5(b).

      "Pricing Leverage Ratio": (i) prior to the Existing Arch Senior Note Termination Date, the Total Leverage Ratio, and (ii) at all other times, the API Leverage Ratio.

      "Pro-forma Debt Service": at any date of determination, the sum of (i) Cash Interest Expense for the period of the four fiscal quarters immediately succeeding such date of determination, (ii) all current maturities of all Indebtedness of Arch and its Subsidiaries (determined on a Consolidated basis in accordance with GAAP) for such four fiscal quarter period and (iii) the amount, if positive, equal to (a) the amount of the Tranche A Loans outstanding at the beginning of such period minus (b) the Aggregate Tranche A Commitments at the end of such period (after giving effect to any mandatory reductions during such period pursuant to Section 2.3(b)). Where any item of interest varies or depends upon a variable rate of interest (or other rate of interest which is not fixed for such entire four fiscal quarter period), such rate, for purposes of calculating Pro-forma Debt Service, shall be assumed to equal the Alternate Base Rate plus the Applicable Margin in effect on the date of such calculation, or, if such rate is a Eurodollar Rate, the applicable Eurodollar Rate plus the Applicable Margin in effect on the date of such calculation. Also, for purposes of calculating Pro-forma Debt Service, the principal amount of Total Debt outstanding on the date of any calculation of Pro-forma Debt Service shall be assumed to be outstanding during the entire four fiscal quarter period immediately succeeding such date, except to the extent that such Indebtedness is subject to mandatory payment of principal during such period.

      "Pro-forma Debt Service Coverage Ratio": as of the last day of any fiscal quarter, the ratio of Annualized Operating Cash Flow of the Borrower to Pro-forma Debt Service as of such date.

      "Property": all types of real, personal, tangible, intangible or mixed property.

      "Register": as defined in Section 2.8(b)(iii).

      "Registered Note": as defined in Section 2.8(b)(i).

      "Registered    Noteholder":    as   defined    in   Section    2.8(b)(ii).

      "Regulation D, T, U and X": Regulations D, T, U and X, respectively, of the Board of Governors as from time to time in effect and all official rulings and interpretations thereunder or thereof.

      "Reimbursement Obligation":  collectively,  the obligation of the Borrower
(i) to the Letter of Credit  Issuer  with  respect to each  Letter of Credit and
(ii) under all documents, instruments and other agreements related thereto, including the obligation of the Borrower to reimburse the Letter of Credit Issuer for amounts drawn under each Letter of Credit.

      "Reinvested Proceeds": with respect to any Disposition as of any date of determination, the amount of Net Sales Proceeds from such Disposition that is used by the Borrower or any Subsidiary to acquire, during the Reinvestment Period with respect to such Disposition, Property that is to be used in a Paging-Related Business.

      "Reinvestment Period": the period beginning on the date that proceeds from a Disposition are received by the Borrower or any Subsidiary, as the case may be, and ending on the earlier of (i) 180 days after the receipt of such proceeds, provided, however, that if the Borrower or any Subsidiary enters into a legally binding agreement to reinvest such proceeds which would have been consummated within such 180 day period and such agreement is terminated, such 180 day period shall be extended for an additional 90 days, and (ii) the date on which a Loan Party would be required to make or offer to purchase or otherwise repay Indebtedness (other than Indebtedness under the Loan Documents) as a result of such Disposition.

      "Related Parties": with respect to any Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

      "Relevant Date": (i) in the case of each Lender signatory hereto on the Third Restatement Date, the Third Restatement Date, (ii) in the case of each Tranche B-1 Lender signatory to the Joinder and Assumption Agreement, the Merger Effective Date, or (iii) in the case of each other Lender, the effective date of the Assignment and Acceptance Agreement or other document pursuant to which it became a Lender.

      "Remaining Interest Period": (i) in the event that the Borrower shall fail for any reason to borrow a Loan in respect of which the Borrower shall have requested a Eurodollar Advance, or to convert an Advance to, or continue an Advance as, a Eurodollar Advance after the Borrower shall have notified the Administrative Agent of its intent to do so, a period equal to the Interest Period that the Borrower elected in respect of such Eurodollar Advance; (ii) in the event that a Eurodollar Advance shall terminate for any reason prior to the last day of the Interest Period applicable thereto, a period equal to the remaining portion of such Interest Period if such Interest Period had not been so terminated; or (iii) in the event that the Borrower shall prepay or repay all or any part of the principal amount of a Eurodollar Advance prior to the last day of the Interest Period applicable thereto, a period equal to the period from and including the date of such prepayment or repayment to but excluding the last day of such Interest Period.

      "Replacement Indenture": the indenture pursuant to which any Replacement Notes shall be issued.

      "Replacement Notes": any senior note issue of Arch in an amount and on terms and conditions satisfactory to the Required Lenders.

      "Required Lenders": on any date of determination, Lenders satisfying both clauses (a) and (b) below:

         (a) Lenders having Tranche A Commitments (or, if no Tranche A Commitments are in effect, Tranche A Exposure), Tranche B Loans and Tranche C Loans aggregating more than 50% of the sum of (i) the Aggregate Tranche A Commitments (or, if no Tranche A Commitments are in effect, Aggregate Tranche A Exposure), (ii) the aggregate outstanding principal balance of the Tranche B
Loans, and (iii) the aggregate outstanding principal balance of the Tranche C Loans, and

         (b) Lenders having Tranche A Commitments (or, if no Tranche A Commitments are in effect, Tranche A Exposure), Tranche B Loans, Tranche B-1 Loans and Tranche C Loans aggregating more than 50% of the sum of (i) the Aggregate Tranche A Commitments (or, if no Tranche A Commitments are in effect, Aggregate Tranche A Exposure), (ii) the aggregate outstanding principal balance of the Tranche B Loans, (iii) the aggregate outstanding principal balance of the Tranche B-1 Loans and (iv) the aggregate outstanding principal balance of the Tranche C Loans.

      "Required Obligations": on any date, interest due and payable on such date on the Arch Senior Notes.

      "Required Payment": as defined in Section 3.6(a).

      "Restricted Payment": as to any Person, (i) the payment or declaration by such Person of any dividend on any class of Stock or other equity interest

(other than dividends payable solely in common Stock of the such Person or other Stock to the extent the same is permitted to be issued pursuant to Section 8.13), or warrants, rights or options to acquire common Stock of such Person (or other Stock to the extent the same is permitted to be issued pursuant to Section 8.13) or the making of any other distribution on account of any class of its Stock or other equity interest, (ii) the retirement, redemption, purchase or acquisition, directly or indirectly, of (a) any shares of the Stock of such Person (except shares acquired solely upon the conversion thereof into other shares of its Stock) and (b) any security convertible into, or any option, warrant or other right to acquire, shares of the Stock of such Person, or (iii) the payment of any Management Fees or any payment under the Tax Sharing Agreement or the Management Agreement.

      "Restricted  Subsidiary  Security  Agreement":   the  Second  Amended  and
Restated Restricted Subsidiary Security Agreement, substantially in the form of Exhibit H.

      "SEC": the Securities and Exchange Commission or any Governmental Body succeeding to the functions thereof.

      "Second Restatement Date": June 29, 1998.

      "Secured Hedging Agreement": collectively (i) any Interest Rate Protection Agreement entered into by the Borrower with a counterparty that was a Lender (or an Affiliate thereof) at the time of entry into such Interest Rate Protection Agreement and (ii) on and after the Merger Effective Date, any Interest Hedge Agreement (as defined in the Existing PageNet Credit Agreement) entered into by PageNet (and assumed by the Borrower) with a counterparty that was an Existing PageNet Lender (or an Affiliate thereof) at the time of entry into such Interest Hedge Agreement.

      "Security Agent": BNY, in its capacity as security agent under the Security and Intercreditor Agreement.

      "Security Agreement Supplement": a Supplement as defined in the Security and Intercreditor Agreement.

      "Security and Intercreditor Agreement": the Security and Intercreditor Agreement, substantially in the form of Exhibit K.

      "Single Employer Plan": any Plan which is not a Multiemployer Plan.

      "Solvent": with respect to any Person on a particular date, the condition that on such date, (i) the fair value of the Property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and
(iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small amount of capital.

      "Special Counsel": Bryan Cave LLP, special counsel to BNY.

      "Specified Percentage": with respect to any (i) Tranche A Lender in connection with Eurodollar Advances consisting of Tranche A Loans, its Tranche A Percentage at such time, (ii) Tranche B Lender in connection with Eurodollar Advances consisting of Tranche B Loans, its Tranche B Percentage at such time,
(iii) Tranche B-1 Lender in connection with Eurodollar Advances consisting of Tranche B-1 Loans, its Tranche B-1 Percentage at such time, and (iv) Tranche C Lender in connection with Eurodollar Advances consisting of Tranche C Loans, its Tranche C Percentage at such time.

      "Spin-Off": the distribution by PageNet to the holders of its common Stock who hold such shares prior to the acceptance of the PageNet Exchange Offer of up to 11.6% of its equity ownership in the Distributed Subsidiary.

      "Springing Sections": Sections 2 through 10 and 12 through 14 of the Security and Intercreditor Agreement.

      "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      "Stock": as to any Person, all shares, interests, partnership interests, limited liability company interests, participations, rights in or other equivalents (however designated) of such Person's equity (however designated) and any rights, warrants or options exchangeable for or convertible into such shares, interests, participations, rights or other equity.

      "Subordination  Agreement":  the Subordination Agreement,  dated as of May
21,  1996,  among  ACE,  certain   Subsidiaries  of  ACE,  the  Parent  and  the
Administrative Agent.

      "Subsidiary": as to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power is or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more Subsidiaries of the parent.

      "Subsidiary Guarantor": each Subsidiary party to the Subsidiary Guaranty.

      "Subsidiary   Guaranty":   the  Second  Amended  and  Restated  Subsidiary
Guaranty, substantially in the form of Exhibit J.

      "Syndication Agent": as defined in the preamble.

      "Tax": any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by a Governmental Body, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

      "Tax Sharing Agreement": the Tax Sharing Agreement, dated as of May 5, 1995, between the Parent and certain of its Subsidiaries.

      "Third Restatement Date": as defined in Recital E.

      "Total Debt": at any date of determination, the sum of all Indebtedness (other than Intercompany Subordinated Debt) of Arch and its Subsidiaries, determined on a Consolidated basis in accordance with GAAP.

      "Total Leverage Ratio": at any date of determination, the ratio of Total Debt to Annualized Operating Cash Flow of the Borrower.

      "Total Percentage" means as of any date and with respect to each Lender, the percentage equal to a fraction (i) the numerator of which is the sum of (A) the Tranche A Commitment of such Lender on such date (or, if there are no Tranche A Commitments on such date, such Lender's Tranche A Exposure on such date) plus (B) the unpaid principal balance of such Lender's Tranche B Loan on such date plus (C) the unpaid principal balance of such Lender's Tranche B-1 Loan on such date plus (D) the unpaid principal balance of such Lender's Tranche C Loan on such date, and (ii) the denominator of which is sum of (A) the Aggregate Tranche A Commitments on such date (or, if there are no Tranche A Commitments on such date, the Aggregate Tranche A Exposure on such date) plus
(B) the aggregate unpaid principal balance of all Tranche B Loans on such date plus (C) the aggregate unpaid principal balance of all Tranche B-1 Loans on such date plus (D) the aggregate unpaid principal balance of all Tranche C Loans on such date.

      "Tranche A Commitment": in respect of any Tranche A Lender, the commitment of such Lender to make Tranche A Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Tranche A Exposure hereunder, as such commitment may be reduced from time to time pursuant to Section 2.3 or reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section
11.5. The initial amount of the Tranche A Commitment of each Tranche A Lender signatory hereto is set forth on Schedule 2.1 and the initial amount of the Tranche A Commitment of each Person which becomes a Tranche A Lender after the Third Restatement Date shall be set forth in the Assignment and Acceptance Agreement pursuant to which it shall have assumed its Tranche A Commitment. The aggregate amount of the Tranche A Commitments on the Third Restatement Date is $175,000,000.

      "Tranche A Exposure": with respect to any Tranche A Lender as of any date, the sum as of such date of (i) the outstanding principal balance of such Lender's Tranche A Loans, plus (ii) such Lender's Letter of Credit Exposure.

      "Tranche A Lenders": each Lender having a Tranche A Commitment (or, if no Tranche A Commitments are in effect, a Tranche A Exposure).

      "Tranche A Loan" and "Tranche A Loans": as defined in Section 2.1(a).

      "Tranche A Maturity  Date":  the  earliest to occur of (i) June 30,  2005,
(ii) the Adjusted Indenture Maturity Date, and (iii) such other date on which the Tranche A Loans shall become due and payable, whether by acceleration or otherwise.

      "Tranche A Percentage": as of any date and with respect to each Tranche A Lender, the percentage equal to a fraction (i) the numerator of which is the Tranche A Commitment of such Tranche A Lender on such date (or, if there are no Tranche A Commitments on such date, such Tranche A Lender's Tranche A Exposure on such date), and (ii) the denominator of which is sum of the Aggregate Tranche A Commitments on such date (or, if there are no Tranche A Commitments on such date, the Aggregate Tranche A Exposure on such date).

      "Tranche B Lenders": each Lender having a Tranche B Loan outstanding and its successors and assigns.

      "Tranche B Loan" and "Tranche B Loans": as defined in Section 2.1(b).

      "Tranche B Maturity  Date":  the  earliest to occur of (i) June 30,  2005,
(ii) the Adjusted Indenture Maturity Date, and (iii) such other date on which the Tranche B Loans shall become due and payable, whether by acceleration or otherwise.

      "Tranche B Percentage": as of any date and with respect to each Tranche B Lender, the percentage equal to a fraction (i) the numerator of which is the unpaid principal balance of the Tranche B Loan of such Tranche B Lender on such date and (ii) the denominator of which is the aggregate unpaid principal balance of the Tranche B Loans of all Tranche B Lenders.

      "Tranche B-1 Lenders": each Lender having a Tranche B-1 Loan outstanding and its successors and assigns.

      "Tranche B-1 Loan" and "Tranche B-1 Loans": as defined in Section 2.1(c)(ii).

      "Tranche B-1 Maturity  Date":  the earliest to occur of (i) June 30, 2006,
(ii) the Adjusted Indenture Maturity Date, and (iii) such other date on which the Tranche B-1 Loans shall become due and payable, whether by acceleration or otherwise.

      "Tranche B-1 Percentage": as of any date and with respect to each Tranche B-1 Lender, the percentage equal to a fraction (i) the numerator of which is the unpaid principal balance of the Tranche B-1 Loan of such Tranche B-1 Lender on such date and (ii) the denominator of which is the aggregate unpaid principal balance of the Tranche B-1 Loans of all Tranche B-1 Lenders.

      "Tranche C Lenders": each Lender having a Tranche C Loan outstanding, its successors and assigns.

      "Tranche C Loan" and "Tranche C Loans": as defined in Section 2.1(d).

      "Tranche C Maturity  Date":  the  earliest to occur of (i) June 30,  2006,
(ii) the Adjusted Indenture Maturity Date, and (iii) such other date on which the Tranche C Loans shall become due and payable, whether by acceleration or otherwise.

      "Tranche C Percentage" means as of any date and with respect to each Tranche C Lender, the percentage equal to a fraction (i) the numerator of which is the unpaid principal balance of such Tranche C Lender's Tranche C Loan, and
(ii) the denominator of which is the aggregate unpaid principal balance of the Tranche C Loans of all Tranche C Lenders.

      "Transaction Documents": collectively, the Loan Documents and the PageNet Transaction Documents.

      "Transactions":   collectively,   the  transactions  contemplated  by  the
Transaction Documents.

      "United States": the United States of America.

   Section 1.2 Accounting Terms.


      As used in the Loan Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. If any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, the Credit Parties and the Borrower shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change and (ii) the Borrower shall provide to the Credit Parties financial statements and other documents required under this Agreement (or such other items as the Administrative Agent may reasonably request) setting forth a reconciliation between calculations of such ratio or requirement before and after giving effect to such change.

   Section 1.3 Rules of Interpretation.

      (a) Unless expressly provided in a Loan Document to the contrary, (i) the words "hereof", "herein", "hereto" and "hereunder" and similar words when used in each Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof, (ii) article, section, subsection, schedule and exhibit references contained therein shall refer to section, subsection, schedule and exhibit thereof or thereto, (iii) the words "include" and "including", shall mean that the same shall be "included, without limitation",
(iv) any definition of, or reference to, any agreement, instrument, certificate or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (v) any reference herein to any Person shall be construed to include such Person's successors and assigns, (vi) words in the singular number include the plural, and words used therein in the plural include the singular,
(vii) any reference to a time shall refer to such time in New York, (viii) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding", and (ix) references therein to a fiscal period shall refer to that fiscal period of the Borrower.

      (b) Article and Section headings have been inserted in the Loan Documents for convenience only and shall not be construed to be a part thereof.

ARTICLE 2. AMOUNT AND TERMS OF EXTENSIONS OF CREDIT.

   Section 2.1 Loans.

      (a) Tranche A Loans. Subject to the terms and conditions hereof, each Tranche A Lender severally agrees to make revolving credit loans (each a "Tranche A Loan" and, as the context may require, collectively with all other Tranche A Loans of such Tranche A Lender and/or with the Tranche A Loans of each other Tranche A Lender, the "Tranche A Loans") to the Borrower from time to time during the Commitment Period, provided that immediately after giving effect thereto (i) the Tranche A Exposure of such Tranche A Lender shall not exceed such Tranche A Lender's Tranche A Commitment, and (ii) the Aggregate Tranche A Exposure shall not exceed the Aggregate Tranche A Commitments. During the Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Aggregate Tranche A Commitments, all in accordance with the terms and conditions of this Agreement.

      (b) Tranche B Loans. Prior to the Third Restatement Date, each Tranche B Lender made a loan to the Borrower pursuant to the Existing Tranche B Credit Agreement (each, a "Tranche B Loan" and together with the Tranche B Loan of each other Tranche B Lender, the "Tranche B Loans"). As of the Third Restatement Date, (i) the outstanding principal amount of each Tranche B Lender's Tranche B Loan is as set forth on Schedule 2.1 and (ii) the aggregate outstanding principal balance of the Tranche B Loans equals $100,000,000. No additional Tranche B Loans will be made and no amounts paid or prepaid with respect to Tranche B Loans may be reborrowed.

      (c) Tranche B-1 Loans.

         (i) Prior to the Merger Effective Date, each Existing PageNet Lender made loans to PageNet and/or its Subsidiaries pursuant to the Existing PageNet Credit Agreement. Subject to any payments or prepayments made after the date hereof and on or before the Merger Effective Date, on the Merger Effective Date the aggregate outstanding principal balance of the Tranche B-1 Loans will be $745,000,000. In addition, pursuant to the Existing PageNet Credit Agreement, each Existing PageNet Lender assumed a participation in the Existing PageNet Letters of Credit. Subject to the expiration of any Existing PageNet Letter of

Credit, any reduction in the face amount thereof or any unreimbursed drawing thereunder, in each case after the date hereof and on or before the Merger Effective Date, on the Merger Effective Date the aggregate face amount of the Existing PageNet Letters of Credit will be $1,555,000.

         (ii) On the Merger Effective Date, the outstanding principal balance of each Existing PageNet Lender's loans under the Existing PageNet Credit Agreement will be converted to a term loan hereunder (each, a "Tranche B-1 Loan" and together with the Tranche B-1 Loan of each other Tranche B-1 Lender, the "Tranche B-1 Loans"), and each Existing PageNet Lender will be a Tranche B-1 Lender hereunder. As of the Third Restatement Date, the outstanding principal amount of each Tranche B-1 Lender's Tranche B-1 Loan is as set forth on Schedule
2.1 as such Schedule shall be supplemented by the Administrative Agent on the Merger Effective Date.

         (iii) Pursuant to Section 2.6(j), after the Merger Effective Date, if there are any unreimbursed drawings under any Existing Page Net Letter of Credit and a Tranche B-1 Lender pays to the PageNet Letter of Credit Issuer its participation amount thereof in accordance with Section 2.6(j) no later than the time required for payment as provided in the Existing PageNet Credit Agreement, such Tranche B-1 Lender's participation amount shall be deemed an additional Tranche B-1 Loan made by such Tranche B-1 Lender for the purposes of this Agreement. To the extent that a Tranche B-1 Lender does not pay to the PageNet Letter of Credit Issuer such participation amount by such time, the PageNet
Letter of Credit Issuer shall be deemed to be a Tranche B-1 Lender with a Tranche B-1 Loan equal to the participation amount not timely paid by such defaulting Tranche B-1 Lender. To the extent that such defaulting Tranche B-1 Lender thereafter pays its participation amount to the PageNet Letter of Credit Issuer, the PageNet Letter of Credit Issuer shall be deemed to assign to such Tranche B-1 Lender the applicable portion of its Tranche B-1 Loan. Neither the PageNet Letter of Credit Issuer nor such Tranche B-1 Lender shall be required to execute and deliver to the Administrative Agent an Assignment and Acceptance Agreement or be required to pay the assignment fee provided in Section 11.5(b), provided, however, that until the Administrative Agent receives a written notice of such deemed assignment, it shall be entitled to treat the PageNet Letter of Credit Issuer as the holder of the Tranche B-1 Loans deemed made by it pursuant to this clause (iii) for all purposes under the Loan Documents.

         (iv) Subject to clause (iii) above, no additional Tranche B-1 Loans will be made and no amounts paid or prepaid with respect to Tranche B-1 Loans may be reborrowed.

      (d) Tranche C Loans. Prior to the Third Restatement Date, each Tranche C Lender made a loan to the Borrower (each, a "Tranche C Loan" and together with the Tranche C Loan of each other Tranche C Lender, the "Tranche C Loans"). As of the Third Restatement Date, (i) the outstanding principal amount of each Tranche C Lender's Tranche C Loan is as set forth on Schedule 2.1 and (ii) the aggregate outstanding principal balance of the Tranche C Loans equals $302,940,000. No additional Tranche C Loans will be made and no amounts paid or prepaid with respect to Tranche C Loans may be reborrowed.

   Section 2.2 Procedure for Borrowing Tranche A Loans.

      (a) The Borrower may borrow under the Aggregate Tranche A Commitments on any Business Day during the Commitment Period, provided that the Borrower shall notify the Administrative Agent (by telephone or fax) no later than 1:00 p.m.
(A) three Business Days prior to the requested Credit Extension Date in the case of Eurodollar Advances and (B) one Business Day prior to the requested Credit Extension Date in the case of ABR Advances, in each case specifying (1) the aggregate principal amount to be borrowed under the Aggregate Tranche A Commitments, (2) the requested Credit Extension Date, (3) whether such borrowing is to consist of one or more Eurodollar Advances, ABR Advances, or a combination thereof and (4) if the borrowing is to consist of one or more Eurodollar Advances, the length of the Interest Period or Periods for each such Eurodollar Advance (subject to the provisions of the definition of Interest Period). Each such notice shall be irrevocable and confirmed immediately by delivery to the Administrative Agent of a Credit Request. Each ABR Advance shall be in an aggregate principal amount equal to $100,000 or such amount plus a whole multiple of $100,000 in excess thereof, or, if less, the unused amount of the Aggregate Tranche A Commitments, and each Eurodollar Advance shall be in an aggregate principal amount equal to $500,000 or such amount plus a whole multiple of $100,000 in excess thereof. If, with respect to any borrowing, the Borrower shall fail to give due notice as provided in this Section, the Borrower shall be deemed to have selected an ABR Advance for such borrowing.

      (b) Upon receipt of such notice of borrowing from the Borrower, the Administrative Agent shall promptly notify each Tranche A Lender of such notice of borrowing. Subject to its receipt of the notice referred to in the preceding sentence, each Tranche A Lender will make the amount of its Tranche A Percentage of each such borrowing available to the Administrative Agent for the account of the Borrower at the Payment Office not later than 2:30 p.m. on the relevant Credit Extension Date requested by the Borrower in funds immediately available to the Administrative Agent at such office. The amounts so made available to the Administrative Agent on such Credit Extension Date will then, subject to the satisfaction of the terms and conditions of this Agreement as determined by the Administrative Agent, be made available on such date to the Borrower by the Administrative Agent at the Payment Office by crediting the account of the Borrower on the books of such office with the aggregate of said amounts received by the Administrative Agent. Unless the Administrative Agent shall have received prior notice from a Tranche A Lender (by telephone or otherwise, such notice to be confirmed by telecopy or other writing) that it will not make available to the Administrative Agent its Tranche A Percentage of any Tranche A Loans requested by the Borrower, the Administrative Agent may assume that such Tranche A Lender has made such share available to the Administrative Agent on the requested Credit Extension Date in accordance with this Section, provided that such Tranche A Lender received notice of the proposed borrowing from the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such Credit Extension Date a corresponding amount. If and to the extent such Tranche A Lender shall not have so made such share available to the Administrative Agent, such Tranche A Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Administrative Agent, at a rate per annum equal to, in the case of the Borrower the applicable interest rate set forth in Section 3.1, and, in the case of such Tranche A Lender, the Federal Funds Rate in effect on such date (as determined by the Administrative Agent). Such payment by the Borrower, however, shall be without prejudice to its rights against such Tranche A Lender. If such Tranche A Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid (excluding, however, any interest payable on such amount) shall constitute such Lender's Tranche A Loan as part of such Tranche A Loans for purposes of this Agreement, which Loan shall be deemed to have been made by such Tranche A Lender on the Credit Extension Date applicable to such Tranche A Loans.

      (c) If a Tranche A Lender makes a new Tranche A Loan to the Borrower on a Credit Extension Date on which the Borrower is to repay a Tranche A Loan of such Tranche A Lender of the same type or make a scheduled amortization payment on a Loan of such Lender of the same type, such Lender shall apply the proceeds of such new Tranche A Loan to make such repayment or scheduled amortization payment, and only the excess of the proceeds of such new Loan over the Loan being repaid or scheduled amortization payment being made need be made available to the Administrative Agent.

      (d) Notices of borrowing given by telephone shall be deemed given when made by telephone and the Administrative Agent and the Lenders may rely thereon whether or not such notice is confirmed by the delivery of a Credit Request.

   Section 2.3 Termination or Reduction of the Aggregate Tranche A Commitments.

      (a) Voluntary Reductions. The Borrower shall have the right, upon at least three Business Days' prior written notice to the Administrative Agent, at any time to terminate, or from time to time reduce, the Aggregate Tranche A Commitments, provided that the Borrower shall not terminate or reduce the Aggregate Tranche A Commitments if, after giving effect to any concurrent prepayment of the Tranche A Loans in accordance with Section 2.5, the Aggregate Tranche A Exposure would exceed the Aggregate Tranche A Commitments. Any such reduction shall be in the amount of $1,000,000 or such amount plus a whole multiple of $100,000.

      (b) Mandatory Scheduled Reductions. On the dates set forth in the following table, the Aggregate Tranche A Commitments shall be permanently reduced in the following percentages of the Aggregate Tranche A Commitments as of the Third Restatement Date:

===============================================================================
       Date            Percentage               Date               Percentage
-------------------------------------------------------------------------------
 September 30, 2000       5.0%              March 31, 2003            5.0%
-------------------------------------------------------------------------------
 December 31, 2000        5.0%              June 30, 2003             5.0%
-------------------------------------------------------------------------------
 March 31, 2001           5.0%              September 30, 2003        5.0%
-------------------------------------------------------------------------------
 June 30, 2001            5.0%              December 31, 2003         5.0%
-------------------------------------------------------------------------------
 September 30, 2001       5.0%              March 31, 2004            5.0%
-------------------------------------------------------------------------------
 December 31, 2001        5.0%              June 30, 2004             5.0%
-------------------------------------------------------------------------------
 March 31, 2002           5.0%              September 30, 2004        5.0%
-------------------------------------------------------------------------------
 June 30, 2002            5.0%              December 31, 2004         5.0%
-------------------------------------------------------------------------------
 September 30, 2002       5.0%              March 31, 2005            5.0%
-------------------------------------------------------------------------------
 December 31, 2002        5.0%              June 30, 2005             5.0%
===============================================================================

      (c) Mandatory Termination. Notwithstanding anything to the contrary in any Loan Document, the Aggregate Tranche A Commitments shall terminate on the Tranche A Maturity Date.

      (d) Other Mandatory Reductions. If after applying all or any portion of a reduction or prepayment required by Section 2.4 hereof, the Tranche B Loans shall have been paid in full, the Aggregate Tranche A Commitments shall be permanently reduced in an amount equal to (i) the Aggregate Prepayment/Reduction Amount to be applied as of such date pursuant to Section 2.4 hereof (less any portion of such amount which is applied to the Tranche B Loans) minus (ii) an amount equal to the sum of (x) the product of the Aggregate Tranche B-1 Percentage and the Aggregate Prepayment/Reduction Amount to be applied as of such date plus (y) the product of the Aggregate Tranche C Percentage and the Aggregate Prepayment/Reduction Amount to be applied as of such date.

      (e) Reductions of Letter of Credit Commitment. The Letter of Credit Commitment shall not be reduced until such time as the Aggregate Tranche A Commitments shall equal such Letter of Credit Commitment, and thereafter shall in each case be reduced, automatically, by a sum equal to the amount of each such reduction in the Aggregate Tranche A Commitments.

      (f) In General. Each reduction of the Aggregate Tranche A Commitments shall be made by reducing each Lender's Tranche A Commitment by an amount equal to such Lender's Tranche A Percentage of such reduction, and each reduction of the Aggregate Tranche A Commitments made pursuant to Section 2.3(a) or 2.3(d) shall be applied to the remaining Aggregate Tranche A Commitments reductions set forth in Section 2.3(b) on a pro rata basis. Simultaneously with each reduction of the Aggregate Tranche A Commitments, the Borrower shall pay the Commitment Fee accrued on the amount by which the Aggregate Tranche A Commitments have been reduced.

   Section 2.4 Application of Proceeds.

      On or before each date set forth below, the Borrower shall prepay (i) the aggregate unpaid principal amount of the Tranche B Loans by an amount equal to the product of (x) the amount set forth below and applicable to such date (the "Aggregate Prepayment/Reduction Amount") and (y) the Aggregate Tranche B Percentage, (ii) the aggregate unpaid principal amount of the Tranche B-1 Loans by an amount equal to the product of (x) the Aggregate Prepayment/Reduction Amount and (y) the Aggregate Tranche B-1 Percentage, and (iii) the aggregate unpaid principal amount of the Tranche C Loans by an amount equal to the product of (x) the Aggregate Prepayment/Reduction Amount and (y) the Aggregate Tranche C
Percentage:

      (a) on the last day of the Reinvestment Period for each Disposition by an amount equal to 100% of the Adjusted Net Cash Proceeds with respect to such Disposition;

      (b) for each fiscal year prior to the fiscal year in which the Existing Arch Senior Note Termination Date occurs, commencing with the fiscal year ended December 31, 1999, on March 31st of each immediately succeeding fiscal year, by an amount equal to (i) if the Total Leverage Ratio at the end of such fiscal year is greater than 4.00:1.00, the lesser of (A) 80% of Excess Cash Flow (the "Maximum Excess Cash Flow Amount") and (B) an amount equal to the sum of (1) the portion of the Maximum Excess Cash Flow Amount which will reduce the Total Leverage Ratio to 4.00:1:00 at the end of such fiscal year, plus (2) 50% of the amount equal to Excess Cash Flow minus such portion referred to in clause (B)(1) above, or (ii) if the Total Leverage Ratio at the end of such fiscal year is less than or equal to 4.00:1.00, 50% of Excess Cash Flow;

      (c) on the last day of the replacement or repair period described below, in an amount equal to all Applicable Proceeds (i) in excess of amounts used to replace or repair any properties or (ii) which are not used or designated to replace or repair properties within one year after receipt thereof, provided that the Borrower or the applicable Subsidiary Guarantor shall have commenced the restoration or replacement process (including the making of appropriate filings and requests for approval) within 45 days after such casualty or after the receipt of any such condemnation proceeds, as the case may be, and diligently pursues the same through completion; and

      (d) in the event that the PageNet Merger is not consummated and the Parent or any of its Affiliates receives a breakup or similar fee pursuant to the Merger Agreement, on the last day of the six month period following the receipt of such breakup or similar fee, in an amount equal to such breakup or similar fee so received in excess of the amount used during such six month period to repurchase Parent Discount Notes, Parent Subordinated Debentures or Arch Senior Notes.

   Section 2.5 Scheduled Repayments of Loans; Prepayments of Loans.


      (a) Scheduled Repayment of Loans. The aggregate outstanding principal balance of the Tranche B Loans, the Tranche B-1 Loans and the Tranche C Loans shall amortize as follows:

         (i) The aggregate outstanding principal balance of the Tranche B Loans shall be due and payable on the following dates in the following percentages of the aggregate outstanding principal balance of the Tranche B Loans as of the Third Restatement Date:

===============================================================================
       Date            Percentage               Date               Percentage
-------------------------------------------------------------------------------
 September 30, 2000       2.500%            March 31, 2003            5.625%

-------------------------------------------------------------------------------
 December 31, 2000        2.500%            June 30, 2003             5.625%
-------------------------------------------------------------------------------
 March 31, 2001           3.125%            September 30, 2003        5.625%
-------------------------------------------------------------------------------
 June 30, 2001            3.125%            December 31, 2003         5.625%
-------------------------------------------------------------------------------
 September 30, 2001       3.125%            March 31, 2004            6.875%
-------------------------------------------------------------------------------
 December 31, 2001        3.125%            June 30, 2004             6.875%
-------------------------------------------------------------------------------
 March 31, 2002           4.375%            September 30, 2004        6.875%
-------------------------------------------------------------------------------
 June 30, 2002            4.375%            December 31, 2004         6.875%
-------------------------------------------------------------------------------
 September 30, 2002       4.375%            March 31, 2005            7.500%
-------------------------------------------------------------------------------
 December 31, 2002        4.375%            Tranche B           the remaining
                                            Maturity Date       unpaid principal
                                                                amount of the
                                                                Tranche B Loans
                                                                together with
                                                                all accrued and
                                                                unpaid interest
                                                                thereon.
===============================================================================

         (ii) (A) The aggregate outstanding principal balance of the Tranche B-1 Loans shall be due and payable on the following dates in the following percentages of the aggregate outstanding principal balance of the Tranche B-1 Loans as of the Merger Effective Date as adjusted pursuant to clause (B) below:

===============================================================================
       Date            Percentage               Date               Percentage
-------------------------------------------------------------------------------
 March 31, 2001           3.125%            December 31, 2003         4.375%
-------------------------------------------------------------------------------
 June 30, 2001            3.125%            March 31, 2004            5.000%
-------------------------------------------------------------------------------
 September 30, 2001       3.125%            June 30, 2004             5.000%
-------------------------------------------------------------------------------
 December 31, 2001        3.125%            September 30, 2004        5.000%
-------------------------------------------------------------------------------
 March 31, 2002           3.750%            December 31, 2004         5.000%
-------------------------------------------------------------------------------
 June 30, 2002            3.750%            March 31, 2005            5.000%
-------------------------------------------------------------------------------
 September 30, 2002       3.750%            June 30, 2005             5.000%
-------------------------------------------------------------------------------
 December 31, 2002        3.750%            September 30, 2005        5.000%
-------------------------------------------------------------------------------
 March 31, 2003           4.375%            December 31, 2005         5.000%
-------------------------------------------------------------------------------
 June 30, 2003            4.375%            March 31, 2006            7.500%
-------------------------------------------------------------------------------
 September 30, 2003       4.375%            Tranche B-1        the remaining
                                            Maturity Date      unpaid principal
                                                               amount of the
                                                               Tranche B-1 Loans
                                                               together with all
                                                               accrued and
                                                               unpaid interest
                                                               thereon.
===============================================================================

            (B) In the event that the Tranche B-1 Lenders make payments to the PageNet Letter of Credit Issuer pursuant to Section 2.6(j) in respect of any unreimbursed drawing of an Existing PageNet Letter of Credit, (1) such payments will be deemed to be Tranche B-1 Loans which were outstanding on the Merger Effective Date for purposes of clause (ii) (A) above and (2) if such payments are made after the date on which any amortization payments were due under clause
(ii) (A) above, the amount of such required amortization payments shall be recalculated taking into account such payments to the PageNet Letter of Credit Issuer as provided in clause (ii) (B)(1) above and within one Business Day after such payments, the Borrower shall pay to the Administrative Agent, for the pro rata account of the Tranche B-1 Lenders, the difference (if positive) between
(x) the required amortization payments as so recalculated and (y) the required amortization payments actually made.

         (iii) The aggregate outstanding principal balance of the Tranche C Loans shall be due and payable on the following dates in the following percentages of the aggregate outstanding principal balance of the Tranche C Loans as of the Second Restatement Date:

================================= ============================================
              Date                                 Percentage
--------------------------------- --------------------------------------------
       December 31, 2000                              1.0%
--------------------------------- --------------------------------------------
       December 31, 2001                              1.0%
--------------------------------- --------------------------------------------
       December 31, 2002                              1.0%
--------------------------------- --------------------------------------------
       December 31, 2003                              1.0%
--------------------------------- --------------------------------------------
       December 31, 2004                              1.0%
--------------------------------- --------------------------------------------
       December 31, 2005                              1.0%
--------------------------------- --------------------------------------------
    Tranche C Maturity Date       the remaining unpaid principal amount of the
                                  Tranche C Loans together with all accrued and
                                  unpaid interest thereon
================================= ============================================

      (b) Voluntary Prepayments. The Borrower may, at its option, prepay the Loans, in whole or in part, at any time and from time to time, by notifying the Administrative Agent in writing at least one Business Day prior to the proposed prepayment date in the case of ABR Advances, and at least three Business Days prior to the proposed prepayment date in the case of Eurodollar Advances, in each case specifying (i) whether the Loans to be prepaid consist of (A) Tranche A Loans, Tranche B Loans, Tranche B-1 Loans, Tranche C Loans or a combination thereof, and (B) an ABR Advance, a Eurodollar Advance or a combination thereof,
(ii) the amount to be prepaid and (iii) the date of prepayment. Such notice shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified, together with accrued interest to the date of such payment on the amount prepaid. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender in respect thereof. Partial prepayments of the Loans shall be in an aggregate principal amount of $1,000,000 or such amount plus a whole multiple of $100,000 or, if less, the outstanding principal balance of the Loans. After giving effect to any partial prepayment with respect to Eurodollar Advances which were made (whether as the result of a borrowing or a conversion) on the same date and which had the same Interest Period, the outstanding principal amount of such Eurodollar Advances made (whether as the result of a borrowing or a conversion) shall not be less than (subject to Section 3.3) $500,000. In the event that the Borrower makes a prepayment of Tranche C Loans pursuant to this subsection (b) during the periods set forth below, the Borrower shall pay to the Administrative Agent, for the pro rata account of each Tranche C Lender, together with such prepayment, a fee (the "Prepayment Fee") in an amount equal to the following percentages of the principal amount of such prepayment:

========================================================= ===================
                         Period                                  Fee
--------------------------------------------------------- -------------------
December 1, 1999 through May 29, 2000                           1.50%
--------------------------------------------------------- -------------------
May 30, 2000 through November 26, 2000                          1.00%
--------------------------------------------------------- -------------------
November 27, 2000 through May 26, 2001                          0.50%
--------------------------------------------------------- -------------------
May 27, 2001 and thereafter                                     0.00%
========================================================= ===================

      (c) Mandatory Prepayments Relating to Reductions or Termination of Commitments. Simultaneously with each reduction or termination (pursuant to Section 2.3(c) or otherwise) of the Aggregate Tranche A Commitments, the Borrower shall prepay or repay the Tranche A Loans by the amount, if any, by which the Aggregate Tranche A Exposure exceeds the amount of the Aggregate Tranche A Commitments as so reduced or terminated.

      (d) Other Mandatory Prepayments. The Tranche B Loans, Tranche B-1 Loans, and Tranche C Loans shall be prepaid at the times and in the amounts required by
Section 2.4.

      (e) Application of Prepayments. Each prepayment of the Tranche B Loans, Tranche B-1 Loans and Tranche C Loans pursuant to Sections 2.4(a), (b), (c) and
(d) Section 2.5(b) shall be applied against the remaining installments of principal required to be paid pursuant to Section 2.5(a)(i), 2.5(a)(ii) or 2.5(a)(iii), as applicable, pro rata against such installments.

      (f) In General. Unless otherwise specified by the Borrower, each prepayment of the Loans shall first be applied to ABR Advances. If any prepayment is made in respect of any Eurodollar Advance, in whole or in part, prior to the last day of the applicable Interest Period, the Borrower agrees to indemnify the Lenders in accordance with Section 3.4.

   Section 2.6 Letters of Credit.

      (a) Availability; Procedure. (i) The Borrower may request the Letter of Credit Issuer to issue standby letters of credit (the "Letters of Credit"; each, individually, a "Letter of Credit") during the period from the Third Restatement Date to the tenth Business Day prior to the Tranche A Maturity Date, provided that immediately after the issuance of each Letter of Credit the Letter of Credit Exposure of all Tranche A Lenders would not exceed the Letter of Credit Commitment and the Aggregate Tranche A Exposure would not exceed the Aggregate Tranche A Commitments. To request the issuance of a Letter of Credit, the Borrower shall notify the Administrative Agent and the Letter of Credit Issuer by the delivery of a Credit Request, which shall be sent by facsimile and shall be irrevocable (confirmed promptly, and in any event within five Business Days, by the delivery to the Administrative Agent of a Credit Request manually signed by the Borrower), at least three Business Days prior to the requested date of issuance, specifying (A) the beneficiary of such Letter of Credit, (B) the Borrower's proposal as to the conditions under which a drawing may be made under such Letter of Credit and the documentation to be required in respect thereof,
(C) the maximum amount to be available under such Letter of Credit, and (D) the requested dates of issuance and expiration. Such Credit Request shall be accompanied by a duly completed application for such Letter of Credit on such forms as may be made available from time to time by the Letter of Credit Issuer and such other certificates, documents (including a reimbursement agreement) and other information as may be required by the Letter of Credit Issuer in accordance with its customary procedures (collectively, the "Letter of Credit Documentation"). Upon receipt of such Credit Request from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Subject to the satisfaction of the terms and conditions of this Agreement, the Letter of Credit Issuer shall issue each requested Letter of Credit. In the event of any conflict between the provisions of this Agreement and any Letter of Credit Documentation, the provisions of this Agreement shall control.

      (b) Terms of Letters of Credit. Each Letter of Credit shall (i) be issued for the account of the Borrower and in support of obligations, contingent or otherwise, of the Borrower or any Subsidiary arising in the ordinary course of business, and (ii) have an expiration date that shall be not later than the earlier of (A) twelve months after the date of issuance thereof or (B) ten Business Days before the Tranche A Maturity Date, provided that the expiration date of such Letter of Credit may be extended or such Letter of Credit may be renewed, provided, further, that any renewal, or any extension of any expiry date, of a Letter of Credit shall constitute the issuance of such Letter of Credit for all purposes of this Agreement.

      (c) Letter of Credit Participations. Immediately upon the issuance of a Letter of Credit, the Letter of Credit Issuer shall be deemed to have sold and transferred to each Tranche A Lender, and each Tranche A Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Tranche A Percentage thereof, in such Letter of Credit and the obligations of the Borrower with respect thereto and any security therefor and any guaranty pertaining thereto at any time existing.

      (d) Drawings on Letters of Credit. The Letter of Credit Issuer shall promptly notify (i) each Tranche A Lender of the Letter of Credit Issuer's receipt of a drawing request under any Letter of Credit, stating the amount of such Lender's Tranche A Percentage of such drawing request and the date on which such request will be honored and (ii) the Borrower of the amount of such drawing request and the date on which such request will be honored. Any failure of the Letter of Credit Issuer to give or any delay in the Letter of Credit Issuer's giving any such notice shall not release or diminish the obligations of the Borrower or any Tranche A Lender hereunder. In determining whether to pay under any Letter of Credit, the Letter of Credit Issuer shall have no obligation to any Tranche A Lender or the Borrower other than to confirm that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. In the absence of gross negligence or willful misconduct on the part of the Letter of Credit Issuer, the Letter of Credit Issuer shall have no liability to any Tranche A Lender or the Borrower for any action taken or omitted to be taken by it under or in connection with any Letter of Credit, including any such action negligently taken or negligently omitted to be taken by it.

      (e) Reimbursement. The Borrower shall pay to the Administrative Agent for the account of the Letter of Credit Issuer on demand therefor, in immediately available funds, the amount of all Reimbursement Obligations owing to the Letter of Credit Issuer under any Letter of Credit, together with interest thereon as provided in Section 3.1, irrespective of any claim, setoff, defense or other right that the Borrower may have at any time against the Letter of Credit Issuer or any other Person. In the event that the Letter of Credit Issuer makes any payment under any Letter of Credit and the Borrower shall not have repaid such amount to the Letter of Credit Issuer when due, the Letter of Credit Issuer shall promptly notify each Tranche A Lender of such failure, and each such Lender shall promptly and unconditionally pay to the Administrative Agent, for the account of the Letter of Credit Issuer, the amount of such Lender's Tranche A Percentage of such payment in immediately available funds on the Business Day the Letter of Credit Issuer so notifies such Lender if such notice is given prior to 12:00 Noon or, if such notice is given after 12:00 Noon, such Lender shall make its Tranche A Percentage of such payment available to the Letter of Credit Issuer prior to 12:00 Noon on the next succeeding Business Day.

      (f) Lenders' Obligations. If and to the extent any Tranche A Lender shall not make such Lender's Tranche A Percentage of any Reimbursement Obligations available to the Letter of Credit Issuer when due in accordance with Section 2.6(e), such Lender agrees to pay, on demand, interest to the Letter of Credit Issuer on such unpaid amount for each day from the date such payment is due until the date such amount is paid in full to the Letter of Credit Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Letter of Credit Issuer in accordance with banking industry rates on interbank compensation. The obligations of the Lenders under this
Section 2.6(f) are several and not joint or joint and several, and the failure of any Lender to make available to the Letter of Credit Issuer its Tranche A Percentage of any Reimbursement Obligations when due in accordance with Section 2.6(e) shall not relieve any other Lender of its obligation hereunder to make its Tranche A Percentage of such Reimbursement Obligations so available when so due, but no Lender shall be responsible for the failure of any other Lender to make such other Lender's Tranche A Percentage of such Reimbursement Obligations so available when so due.

      (g) Rescission. Whenever the Letter of Credit Issuer receives a payment of a Reimbursement Obligation from or on behalf of the Borrower as to which the Letter of Credit Issuer has received any payment from a Tranche A Lender pursuant to Section 2.6(e), the Letter of Credit Issuer shall promptly pay to such Lender an amount equal to such Lender's Tranche A Percentage of such payment from or on behalf of the Borrower. If any payment by or on behalf of the Borrower and received by the Letter of Credit Issuer with respect to any Letter of Credit is rescinded or must otherwise be returned by the Letter of Credit Issuer for any reason and the Letter of Credit Issuer has paid to any Lender any portion thereof, each such Lender shall forthwith pay over to the Letter of Credit Issuer an amount equal to such Lender's Tranche A Percentage of the amount that must be so returned by the Letter of Credit Issuer.

      (h) Expenses. Each Tranche A Lender, upon the demand of the Letter of Credit Issuer, shall reimburse the Letter of Credit Issuer, to the extent the Letter of Credit Issuer has not been reimbursed by the Borrower after demand therefor, for the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Letter of Credit Issuer in connection with the collection of amounts due under, and the preservation and enforcement of any rights conferred by, any Letter of Credit or the performance of the Letter of Credit Issuer's obligations as issuer of the Letters of Credit under this Agreement in respect thereof, to the extent of such Lender's Tranche A Percentage of the amount of such costs and expenses, provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent the same result from the gross negligence or willful misconduct of the Letter of Credit Issuer. The Letter of Credit Issuer shall refund any costs and expenses reimbursed by such Lender that are subsequently recovered from the Borrower in an amount equal to such Lender's Tranche A Percentage thereof.

      (i) Obligations Absolute. The obligation of the Borrower to reimburse the Letter of Credit Issuer pursuant to this Section 2.6, and the obligation of each Tranche A Lender to make available to the Letter of Credit Issuer the amounts set forth in this Section 2.6 shall be absolute, unconditional and irrevocable under any and all circumstances, shall be made without reduction for any setoff, counterclaim or other deduction of any nature whatsoever, may not be terminated, suspended or delayed for any reason whatsoever, shall not be subject to any qualification or exception and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including any of the following circumstances: (1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents, (2) the existence of any claim, setoff, defense or other right that the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Letter of Credit Issuer, any Lender or any other Person, whether in connection with this Agreement, any other Loan Document, any Letter of Credit, the transactions contemplated in the Loan Documents or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit), (3) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, (4) the surrender or impairment of any Collateral for the performance or observance of any of the terms of any of the Loan Documents, or (5) the occurrence of any Default or Event of Default. Nothing contained in this Section 2.6(i), however, shall require the Borrower or any Lender to reimburse the Letter of Credit Issuer for any amounts that become due by reason of the Letter of Credit Issuer's gross negligence or willful misconduct.

      (j) Concerning the Existing PageNet Letters of Credit. In the event that any Existing PageNet Letters of Credit are in effect after the Merger Effective Date, the obligation of the Tranche B-1 Lenders to reimburse the PageNet Letter of Credit Issuer in respect of unreimbursed drawings thereunder will be governed by, and the PageNet Letter of Credit Issuer shall have such rights against the Existing PageNet Lenders with respect to such reimbursement as are provided by, the provisions of the Existing PageNet Credit Agreement as in effect immediately prior to the Merger Effective Date. The amount paid by each Existing PageNet Lender to the PageNet Letter of Credit Issuer in respect thereof shall be deemed to be an additional Tranche B-1 Loan made by such Tranche B-1 Lender for purposes of this Agreement. The PageNet Letter of Credit Issuer shall give the Administrative Agent prompt written notice in the event that there is a drawing under an Existing PageNet Letter of Credit specifying the amount thereof that has not been reimbursed and the amounts paid to it by each Existing PageNet Lender. The PageNet Letter of Credit Issuer shall promptly supplement such notice from time to time as necessary.

   Section 2.7 Use of  Proceeds.

      The proceeds of the Extensions of Credit shall be used solely, directly or indirectly, (i) for general corporate purposes of the Borrower and its
Subsidiaries, including Capital Expenditures and working capital, not inconsistent with the provisions hereof, (ii) to finance Acquisitions to the extent permitted by Section 8.6, (iii) to make Restricted Payments to the extent permitted by Section 8.5, (iv) to make Investments in the PageNet Canadian Subsidiaries and, in the event of the commencement of the Bankruptcy Proceeding, to repay the Indebtedness under the DIP Facility, provided that the aggregate amount of such Investments and repayments under this clause (iv) shall not exceed $17,000,000, and (v) to pay the reasonable out-of-pocket fees and expenses incurred by the Borrower in connection with the transactions contemplated by the Transaction Documents. Notwithstanding anything to the contrary contained in any Loan Document, the Borrower agrees that no part of the proceeds of any Extensions of Credit will be used, directly or indirectly, for a purpose which violates any law, including the provisions of Regulations T, U or X.

   Section 2.8 Notes; Registration.

      (a) In General. The Loans made by each Lender shall be evidenced by a Note.

      (b) Registered Notes.

         (i) Any Foreign Credit Party which is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and which could become completely exempt from withholding of U.S. Taxes in respect of payment of any obligations due it under the Loan Documents relating to any of its Loans, if such Loans were in registered form for U.S. Federal income tax purposes, may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, (A) in the case of a Foreign Credit Party listed on the signature pages hereof, to exchange such Foreign Credit Party's Note for a promissory note registered as provided in clause (iii) below (each, a "Registered Note") and (B) in the case of each other Foreign Credit Party, to issue to such Foreign Credit Party its
Note in the form of a Registered Note. A Registered Note may not be exchanged for a Note that is not in registered form.

         (ii) Each Foreign Credit Party holding a Registered Note (a "Registered Noteholder") and, if such Foreign Credit Party is not the beneficial owner thereof, such beneficial owner, shall deliver to the Borrower and the Administrative Agent prior to or at the time such Foreign Credit Party becomes a Registered Noteholder, a Form W-8 (Certificate of Foreign Status of the Department of Treasury of the United States) or the successor form thereto and any related forms (including, if applicable, Form W-8C) and related forms as may from time to time be adopted by the relevant taxing authorities of the United States which are required to allow payments of portfolio interest (within the meaning of Code Section 871(b) to be made free of United States withholding tax. Each Registered Noteholder shall also deliver to the Borrower and the Administrative Agent an annual certificate stating that such Registered Noteholder or beneficial owner, as the case may be, is not a "bank" within the meaning of section 881(c)(3)(A) of the Code and is not otherwise described in
Section 881(c)(3) of the Code. Each Registered Noteholder or beneficial owner, as the case may be, shall promptly notify the Borrower and the Administrative

Agent if at any time such Registered Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to provide such certificate (or any other form of certification adopted by the relevant taxing authorities of the United States for such purposes).

         (iii) The Borrower shall maintain, or cause to be maintained, a register (the "Register") which shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the Payment Office which shall set forth (A) the names and addresses of each Lender, including each registered owner of Loans evidenced by a Registered Note, (B) the Class or Classes of the Loans of such Lender, (C) if such Lender is a Tranche A Lender, the amount of its Tranche A Commitment and the principal amount of its Tranche A Loans outstanding from time to time and (D) if such Lender is a Tranche B Lender, a Tranche B-1 Lender or a Tranche C Lender, the principal amount of its Tranche B Loan, Tranche B-1 Loan or Tranche C Loan, respectively, outstanding from time to time. The entries in the Register shall be binding and conclusive for all purposes, absent manifest error, and the Borrower, and each Credit Party shall treat each Person whose name is recorded in the Register as a Lender for all purposes under this Agreement.

         (iv) In addition to the requirements of Section 11.5, a Registered Note (and the Loans evidenced thereby) may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note (and the Loans evidenced thereby) on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Register only upon compliance with the requirements of Section
11.5 and surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer fully executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentation for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

   Section  2.9  Payments;  Pro Rata  Treatment  and  Sharing of  Setoffs.

      (a) Payments Generally.

         (i) Except as provided below, all payments, including prepayments, of principal and interest on the Loans, of the Commitment Fee, the Letter of Credit Fees and of all other amounts to be paid by the Borrower under the Loan Documents (the Commitment Fee, the Letter of Credit Fees, together with all of such other fees, being sometimes hereinafter collectively referred to as the "Fees") shall be made to the Administrative Agent, prior to 1:00 p.m. on the date such payment is due, for the account of the applicable Credit Parties at the Payment Office, in Dollars and in immediately available funds, without set-off, offset, recoupment or counterclaim. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. The failure of the Borrower to make any such payment by such time shall not constitute a Default, provided that such payment is made on such due date, but any such payment made after 1:00 p.m. on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the Loans. As between the Borrower and each Credit Party, any payment by the Borrower to the Administrative Agent for the account of such Credit Party shall be deemed to be payment by the Borrower to such Credit Party. Notwithstanding the foregoing, all payments pursuant to Sections 3.4, 3.5, 3.6 and 11.4 shall be paid directly to the Credit Party entitled thereto. If any payment under the Loan Documents shall be due and payable on a day which is not a Business Day, the due date thereof (except as otherwise provided with respect to Interest Periods) shall be extended to the next Business Day and (except with respect to payments in respect of the Fees) interest shall be payable at the applicable rate specified herein during such extension, provided, however, that if such next Business Day would be after (i) with respect to Tranche A Loans and Letters of Credit, the Tranche A Maturity Date, (ii) with respect to the Tranche B Loans, the Tranche B Maturity Date, (iii) with respect to the Tranche B-1
Loans, the Tranche B-1 Maturity Date, and (iv) with respect to the Tranche C Loans, the Tranche C Maturity Date, such payment shall instead be due on the immediately preceding Business Day.

         (ii) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and Fees then due hereunder, such funds shall be applied (A) first, towards payment of interest and Fees then due under the Loan Documents, ratably among the parties entitled thereto in accordance with the amounts of interest and Fees then due to such parties, and (B) second, towards payment of principal then due under the Loan Documents, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

      (b) Set-off. In addition to any rights and remedies of the Credit Parties provided by law, upon and after the acceleration of all the obligations of the Borrower under the Loan Documents to which it is a party, or at any time upon the occurrence and during the continuance of an Event of Default under Sections 9.1(a) or (b), each Credit Party shall have the right, without prior notice to any Loan Party, any such notice being expressly waived by each Loan Party to the extent not prohibited by applicable law, to set-off and apply against any indebtedness, whether matured or unmatured, of such Loan Party to such Credit Party any amount owing from such Credit Party to such Loan Party, at, or at any time after, the happening of any of the above-mentioned events. To the extent not prohibited by applicable law, the aforesaid right of set-off may be exercised by any Credit Party against such Loan Party or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of such Loan Party, or against anyone else claiming through or against such Loan Party, or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Credit Party prior to the making, filing or issuance, or service upon such Credit Party of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant.


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

Each Credit Party agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Credit Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.

      (c)  Adjustments.   If  any  Lender  shall  obtain  any  payment  (whether
voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in respect of the principal of or interest on its Loans, resulting in such Lender receiving payment of a greater proportion of the aggregate principal amount of, or accrued interest on, such Loans than the proportion received by any other Lender, then the Lender receiving such greater proportion shall promptly purchase, at face value for cash, participations in the Loans to the extent necessary so that the benefit of such payment shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans, provided, however, that (i) if all or any portion of such payment is thereafter recovered or repaid in good faith settlement of a pending or threatened avoidance claim, such participations shall be rescinded and the purchase price returned, in each case to the extent of such recovery or settlement payment, and (ii) the provisions of this Section 2.9(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.9(c) shall apply). The Borrower agrees that any Lender that purchased a participation pursuant to this subsection may exercise such rights to payment (including the right of setoff) with respect to such participation as fully as such Lender were the direct creditor of the Borrower in the amount of such participation.

ARTICLE 3. INTEREST, FEES, YIELD PROTECTIONS, ETC.

   Section 3.1 Interest Rate and Payment Dates.

      (a) Prior to Maturity. Prior to maturity, the outstanding principal balance of the Loans shall bear interest on the unpaid principal amount thereof at the applicable interest rate or rates per annum set forth in the following table:

===========================   ==================================================
         ADVANCES                                  RATE
---------------------------   --------------------------------------------------
     Each ABR Advance         Alternate Base Rate plus the Applicable Margin
                              applicable to ABR Advances
---------------------------   --------------------------------------------------
  Each Eurodollar Advance     Eurodollar Rate for the applicable Interest Period
                              plus the Applicable Margin applicable to
                              Eurodollar Advances
===========================   ==================================================

      (b) Extent of Default; Late Charges. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, the outstanding principal balance of all Loans shall bear interest at a rate of interest per annum equal to 2% above the rate which would otherwise be applicable pursuant to Section 3.1(a). If any interest, Reimbursement Obligation, Commitment Fee, Letter of Credit Fee or other amount (other than principal of the Loans) payable under the Loan Documents is not paid when due

(whether at the stated maturity thereof, by acceleration or otherwise), such overdue amount shall, to the extent permitted by applicable law, bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus 2%, in each case from the date of such nonpayment until paid in full (before as well as after judgment). All such interest shall be payable on demand.

      (c) In General. Interest on (i) ABR Advances to the extent based on the BNY Rate shall be calculated on the basis of a 365 or 366-day year (as the case may be) and (ii) ABR Advances to the extent based on the Federal Funds Rate and Eurodollar Advances shall be calculated on the basis of a 360-day year, in each case for the actual number of days elapsed, including the first day but excluding the last. Except as otherwise provided in Section 3.1(b), interest on each Loan shall be payable in arrears on each Interest Payment Date applicable thereto and upon payment (including prepayment) in full thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall, as soon as practicable following request therefor, notify the Borrower and the Lenders of the effective date and the amount of each such change in the Alternate Base Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrower to pay interest on the Loans in the amounts and on the dates required. Each determination of the Alternate Base Rate or a Eurodollar Rate by the Administrative Agent pursuant to this Agreement shall be conclusive and binding on the Borrower and the Lenders absent manifest error. At no time shall the interest rate payable on the Loans, together with the Commitment Fees, Letter of Credit Fees and all other fees and other amounts payable under the Loan Documents, to the extent the same are construed to constitute interest, exceed the Highest Lawful Rate. If interest payable to a Lender on any date would exceed the maximum amount permitted by the Highest Lawful Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Highest Lawful Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum allowable amount for such period shall be deemed to have been applied as a prepayment of the Loans. The Borrower acknowledges that to the extent interest payable on the ABR Advances is based on the BNY Rate, the BNY Rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on the ABR Advances on the BNY Rate, the Lenders have not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make loans to other borrowers.

   Section 3.2 Fees.

      (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Tranche A Lenders in accordance with each such Lender's Tranche A Percentage, a fee (the "Commitment Fee") during the Commitment Period equal to the Commitment Fee Percentage per annum of the average daily unused portion of the Aggregate Tranche A Commitments. The Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the date of the expiration or other termination of the Tranche A Commitments. The Commitment Fee shall be calculated on the basis of a 365 or 366-day year for the actual number of days elapsed.

      (b) Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent, for the account of the Tranche A Lenders in accordance with each such Lender's Tranche A Percentage, commissions (the "Letter of Credit Fees") with respect to the Letters of Credit for the period from and including the date of issuance of each thereof through the expiration date thereof, at a rate per annum equal to the Applicable Margin applicable to Letters of Credit on the average daily maximum amount available under any contingency to be drawn under such Letter of Credit. The Letter of Credit Fees shall be (i) calculated on the basis of a 360-day year for the actual number of days elapsed and (ii) payable quarterly in arrears on the last day of each March, June, September and December of each year, commencing on the first such day following the Third Restatement Date, and on the date that the Tranche A Commitments shall expire. In addition to the Letter of Credit Fees, the Borrower agrees to pay to the Letter of Credit Issuer, for its own account, its standard fees and charges customarily charged to customers similar to the Borrower with respect to any Letter of Credit.

      (c) Fees With Respect to Existing PageNet Letters of Credit. The Borrower agrees to pay to the Tranche B-1 Lenders and the PageNet Letter of Credit Issuer, for their own respective accounts, such fees with respect to the Existing PageNet Letters of Credit, if any, as have been agreed to in writing (or assumed) by the Borrower, the Tranche B-1 Lenders and the PageNet Letter of Credit Issuer.

      (d) Other Fees. The Borrower agrees to pay to each Agent and the Letter of Credit Issuer, for their own respective accounts, such other fees, if any, as have been agreed to in writing (or assumed) by the Borrower, such Agent and the Letter of Credit Issuer.

   Section 3.3 Conversions and Continuations.

      (a) The Borrower may elect from time to time to convert its Eurodollar Advances to ABR Advances by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election (confirmed by the delivery of a Notice of Conversion/Continuation), specifying (A) whether such ABR Advance is to comprise all or a portion of the Tranche A Loans, Tranche B Loans, Tranche B-1 Loans or Tranche C Loans, (B) the amount to be so converted and (C) the Interest Period relating to such Eurodollar Advances. In addition, the Borrower may elect from time to time to (i) convert its ABR Advances to Eurodollar Advances and (ii) to continue its Eurodollar Advances by selecting a new Interest Period therefor, in each case by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (confirmed by the delivery of a Notice of Conversion/Continuation), in the case of a conversion to or continuation of Eurodollar Advances, specifying (A) whether such Eurodollar Advance is to comprise all or a portion of the Tranche A Loans, Tranche B Loans, Tranche B-1 Loans or Tranche C Loans, (B) the amount to be so converted and (C) the Interest Period relating thereto, provided that any such conversion of ABR Advances to Eurodollar Advances shall only be made on a Business Day and any such conversion or continuation of Eurodollar Advances shall only be made on the last day of the Interest Period applicable to the

Eurodollar Advances which are to be converted to ABR Advances or continued as new Eurodollar Advances. The Administrative Agent shall promptly provide the applicable Class of Lenders with a copy of each such Notice of
Conversion/Continuation. ABR Advances and Eurodollar Advances may be converted or continued pursuant to this Section in whole or in part, provided that conversions of ABR Advances to Eurodollar Advances or continuations of Eurodollar Advances, shall be in an aggregate principal amount of $500,000 or such amount plus a whole multiple of $100,000. If, with respect to any conversion of a Loan from one interest rate basis to another, the Borrower shall fail to give due notice as provided in this Section, such Loan shall be automatically converted to an ABR Advance upon the expiration of the Interest Period with respect thereto.

      (b) Notwithstanding anything in this Section to the contrary, no ABR Advance may be converted to a Eurodollar Advance, and no Eurodollar Advance may be continued, if the Borrower or the Administrative Agent has knowledge that a Default or Event of Default has occurred and is continuing either (i) at the time the Borrower shall notify the Administrative Agent of its election to convert or continue or (ii) on the requested Conversion/Continuation Date. In such event, such ABR Advance shall be automatically continued as an ABR Advance or such Eurodollar Advance shall be automatically converted to an ABR Advance on the last day of the Interest Period applicable to such Eurodollar Advance. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall, at the request of the Required Lenders, notify the Borrower (by telephone or otherwise) that all, or such lesser amount as the Administrative Agent and the Required Lenders shall designate, of the outstanding Eurodollar Advances shall be automatically converted to ABR Advances, in which event such Eurodollar Advances shall be automatically converted to ABR Advances on the date such notice is given. In the event that Eurodollar Advances are converted to ABR Advances at the request of the Required Lenders pursuant to the preceding sentence, no Lender shall be entitled to an indemnity described in Section 3.4 with respect to the Eurodollar Advances so converted.

      (c) Each conversion or continuation shall be effected by each member of the applicable Class of Lenders by applying the proceeds of its new ABR Advance or Eurodollar Advance, as the case may be, to its Advances (or portion thereof) being converted or continued (it being understood that such conversion or continuation shall not constitute a borrowing for purposes of Article 4, 5 or
6). Accrued interest on the Advance (or portion thereof) being converted shall be paid by the Borrower at the time of conversion.

      (d) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of a conversion or continuation given to the Administrative Agent, the Administrative Agent may act without liability upon the basis of telephonic notice of such conversion or continuation believed by the Administrative Agent in good faith to be from an authorized officer of the Borrower prior to receipt of written confirmation. In each such case, the Borrower waives the right to dispute the Administrative Agent's record of the terms of such telephone notice of such conversion or continuation.

      (e) Except as provided in the last sentence of subsection (b) above, if any prepayment is made under this Section with respect to any Eurodollar

Advances, in whole or in part, prior to the last day of the applicable Interest Period, the Borrower agrees to indemnify the Lenders in accordance with Section 3.4.

   Section 3.4 Funding Loss.

      (a) Notwithstanding anything contained herein to the contrary, if the Borrower shall fail to borrow or convert or continue on a Credit Extension Date or Conversion/Continuation Date after the Borrower shall have given notice to do so in which it shall have requested a Eurodollar Advance pursuant to Section 2.2(a) or 3.3 or if a Eurodollar Advance shall be terminated for any reason (subject to the penultimate sentence of Section 3.3(b)), prior to the last day of the Interest Period applicable thereto, or if, while a Eurodollar Advance is outstanding, any repayment or prepayment of such Eurodollar Advance is made or deemed made for any reason (including, without limitation, as a result of acceleration or illegality) on a date which is prior to the last day of the Interest Period applicable thereto, the Borrower agrees to indemnify each Lender against, and to pay directly to such Lender within ten days after such Lender's demand therefor, any loss or expense suffered by such Lender as a result of such failure to borrow, termination or repayment, including without limitation, an amount, if greater than zero, equal to:

                              A   x   (B-C)   x   D
                                                  -
                                                 360

      where:

      "A" equals such Lender's pro rata share of the Affected Principal Amount;

      "B" equals the Eurodollar Rate (expressed as a decimal) applicable to such Advance;

      "C" equals the applicable Eurodollar Rate (expressed as a decimal) in effect on or about the first day of the applicable Remaining Interest Period, based on the applicable rates offered or bid on or about such date, for deposits in an amount equal approximately to such Lender's pro rata share of the Affected Principal Amount with an Interest Period equal approximately to the applicable Remaining Interest Period, as determined by the Administrative Agent;

      "D" equals the number of days from and including the first day of the applicable Remaining Interest Period to but excluding the last day of such Remaining Interest Period;

and any other out-of-pocket loss or expense (including any internal processing charge customarily charged by such Lender) suffered by such Lender in liquidating or employing deposits acquired to fund or maintain the funding of the Affected Principal Amount, or redeploying funds prepaid or repaid, in amounts which correspond to such Lender's pro rata share of such proposed borrowing, conversion, terminated Eurodollar Advance, prepayment or repayment. Each determination by the Administrative Agent or a Lender pursuant to this Section shall be conclusive and binding on the Borrower absent manifest error.

Each Lender has indicated that, if the Borrower elects to borrow or convert to or continue Eurodollar Advances, such Lender may wish to purchase one or more deposits in order to fund or maintain its funding of its Eurodollar Advances during the Interest Period in question; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid on such Eurodollar Advances and for purposes of determining amounts owing under Sections 3.5(a) and 3.6. Each Lender shall be entitled to fund and maintain its funding of all or any part of each Eurodollar Advance made by it in any manner it sees fit, but all such determinations shall be made as if such Lender had actually funded and maintained its funding of such Eurodollar Advance during the applicable Interest Period through the purchase of deposits in an amount equal to such Eurodollar Advance and having a maturity corresponding to such Interest Period.

   Section 3.5 Increased Costs; Illegality, etc.

      (a) Increased Costs. If any Change in Law shall impose, modify or make applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of any Credit Party in respect of its Eurodollar Advances which is not otherwise included in the determination of a Eurodollar Rate or against any Letters of Credit issued hereunder or any Existing PageNet Letters of Credit and the result thereof is to increase the cost to any Credit Party of making, renewing, converting or maintaining its Eurodollar Advances or its commitment to make such Eurodollar Advances, or to reduce any amount receivable under the Loan Documents in respect of its Eurodollar Advances, or to increase the cost to any Credit Party of issuing or maintaining the Letters of Credit or the Existing PageNet Letters of Credit or participating therein, as the case may be, or the cost to any Credit Party of performing its respective functions hereunder with respect to the Letters of Credit or any Existing PageNet Letters of Credit, then, in any such case, the Borrower shall pay such Credit Party such additional amounts as is sufficient to compensate such Credit Party for such additional cost or reduction in such amount receivable which such Credit Party deems to be material as determined by such Credit Party.

      (b) Capital Adequacy. If any Credit Party determines that any Change in Law relating to capital requirements has or would have the effect of reducing the rate of return on such Credit Party's capital or on the capital of such Credit Party's holding company, if any, on the Extensions of Credit or any Existing PageNet Letters of Credit to a level below that which such Credit Party (or its holding company) would have achieved or would thereafter be able to achieve but for such Change in Law (after taking into account such Credit Party's (or such holding company's) policies regarding capital adequacy), the Borrower shall pay to such Credit Party (or such holding company) such additional amount or amounts as will compensate such Credit Party (or such holding company) for such reduction.

      (c) Illegality. Notwithstanding any other provision hereof, if any Lender shall reasonably determine that any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for such Lender to make or maintain any Eurodollar Advance as contemplated by this Agreement, such Lender shall promptly notify the Borrower and the Administrative Agent thereof, and (i) the commitment of such Lender to make such Eurodollar Advances or convert ABR Advances to Eurodollar Advances shall forthwith be suspended, (ii) such Lender shall fund its portion of each requested Eurodollar Advance as an ABR Advance and (iii) such Lender's Loans then outstanding as such Eurodollar Advances, if any, shall be converted automatically to ABR Advances on the last day of the then current Interest Period applicable thereto or at such earlier time as may be required by law. The commitment of any such Lender with respect to Eurodollar Advances shall be suspended until such Lender shall notify the Administrative Agent and the Borrower that the circumstances causing such suspension no longer exist. Upon receipt of such notice by each of the Administrative Agent and the Borrower, such Lender's commitment to make or maintain Eurodollar Advances shall be reinstated.

      (d) Substituted Interest Rate. In the event that (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that by reason of circumstances affecting the interbank eurodollar market either adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable pursuant to Section 3.1 or (ii) the Required Lenders shall have notified the Administrative Agent that they have determined (which determination shall be conclusive and binding on the Borrower) that the applicable Eurodollar Rate will not adequately and fairly reflect the cost to such Lenders of maintaining or funding loans bearing interest based on such Eurodollar Rate, with respect to any portion of the Loans that the Borrower has requested be made as Eurodollar Advances or Eurodollar Advances that will result from the requested conversion or continuation of any portion of the Advances into or of Eurodollar Advances (each, an "Affected Advance"), the Administrative Agent shall promptly notify the Borrower and the Lenders (by telephone or otherwise, to be promptly confirmed in writing) of such determination, on or, to the extent practicable, prior to the requested Credit Extension Date or Conversion Date for such Affected Advances. If the Administrative Agent shall give such notice, (a) any Affected Advances shall be made as ABR Advances, (b) the Advances (or any portion thereof) that were to have been converted to Affected Advances shall be converted to ABR Advances and
(c) any outstanding Affected Advances shall be converted, on the last day of the then current Interest Period with respect thereto, to ABR Advances. Until any notice under clauses (i) or (ii), as the case may be, of this subsection (d) has been withdrawn by the Administrative Agent (by notice to the Borrower promptly upon either (x) the Administrative Agent having determined that such circumstances affecting the interbank eurodollar market no longer exist and that adequate and reasonable means do exist for determining the Eurodollar Rate pursuant to Section 3.1 or (y) the Administrative Agent having been notified by such Required Lenders that circumstances no longer render the Advances (or any portion thereof) Affected Advances), no further Eurodollar Advances shall be required to be made by the Lenders, nor shall the Borrower have the right to convert all or any portion of the Loans to or as Eurodollar Advances.

      (e) Payment; Certificates. Each payment pursuant to subsections (a) or (b) above shall be made within 10 days after demand therefor, which demand shall be accompanied by a certificate of the Credit Party demanding such payment setting forth the calculations of the additional amounts payable pursuant thereto. Each such certificate shall be conclusive absent manifest error. No failure by any Credit Party to demand, and no delay in demanding, compensation for any


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increased  cost  shall   constitute  a  waiver  of  its  right  to  demand  such
compensation at any time, provided that such Credit Party shall notify the Borrower of any such increased cost within 90 days after the officer of such Lender having primary responsibility for this Agreement has obtained knowledge of such increased cost.

   Section 3.6 Taxes.

      (a) Payments Free of Taxes. All payments by or on account of the Borrower under any Loan Document to or for the account of a Credit Party shall be made free and clear of, and without any deduction or withholding for or on account of, any and all present or future Indemnified Taxes or Other Taxes, provided that if the Borrower or any other Person is required by any law, rule, regulation, order, directive, treaty or guideline to make any deduction or withholding in respect of such Indemnified Tax or Other Tax from any amount required to be paid by the Borrower to or on behalf of any Credit Party under any Loan Document (each, a "Required Payment"), then (i) the Borrower shall notify the Administrative Agent and such Credit Party of any such requirement or any change in any such requirement as soon as the Borrower becomes aware thereof, (ii) the Borrower shall pay such Indemnified Tax or Other Tax prior to the date on which penalties attach thereto, such payment to be made (to the extent that the liability to pay is imposed on the Borrower) for its own account or (to the extent that the liability to pay is imposed on such Credit Party) on behalf and in the name of such Credit Party, (iii) the Borrower shall pay to such Credit Party an additional amount such that such Credit Party shall receive on the due date therefor an amount equal to the Required Payment had no such deduction or withholding been made or required, and (iv) the Borrower shall, within 30 days after paying such Indemnified Tax or Other Tax, deliver to the Administrative Agent and such Credit Party satisfactory evidence of such payment to the relevant Governmental Body.

      (b) Reimbursement for Taxes and Other Taxes Paid by Credit Party. The Borrower shall reimburse each Credit Party, within ten days after written demand therefor, for the full amount of all Indemnified Taxes or Other Taxes paid by such Credit Party on or with respect to any payment by or on account of any obligation of the Borrower under the Loan Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (other than any such penalties, interest or expenses that are incurred by such Credit Party's unreasonably taking or omitting to take action with respect to such Indemnified Taxes or Other Taxes), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to the Borrower by a Credit Party shall be conclusive absent manifest error. In the event that any Credit Party determines that it received a refund or credit for Indemnified Taxes or Other Taxes paid by the Borrower under this Section, such Credit Party shall promptly notify the Borrower of such fact and shall remit to the Borrower the amount of such refund or credit.

      (c) Foreign Credit Parties. Any Foreign Credit Party that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under the Loan Documents shall


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

deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law (including Internal Revenue Form W-8BEN or Form W-8ECI) or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate or if such Foreign Credit Party is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8 or any subsequent versions thereof or successors thereto (and, if such Foreign Credit Party delivers a Form W-8, a certificate representing that such Foreign Credit Party is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Credit Party claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments of interest by the Borrower under this Agreement and the other Loan Documents.

   Section 3.7 Mitigation; Replacement Lenders.

      (a) Changes of Lending Offices. If any Credit Party (or its holding company, if any) requests compensation under Section 3.5(a) or (b) or if the Borrower is required to pay an additional amount to any Credit Party or any Governmental Body for the account of any Credit Party pursuant to Section 3.6, such Credit Party will, upon the request of the Borrower, use reasonable efforts (subject to its overall policy considerations) to designate a different lending office for funding or booking its Extensions of Credit or any Existing PageNet Letters of Credit or to assign its rights and obligations hereunder or in respect of any Existing PageNet Letters of Credit to another of its offices, branches or affiliates, if, in its good faith judgment, such designation or assignment (i) would eliminate or reduce future amounts payable under Section 3.5(a) or (b) or Section 3.6, as the case may be, (ii) would not subject such Credit Party to any unreimbursed cost or expense and (iii) would not otherwise be disadvantageous to such Lender. The Borrower agrees to pay the reasonable costs and expenses incurred in connection with any such designation or assignment and the Administrative Agent agrees that no assignment fee shall be payable to it pursuant to Section 11.5 in connection therewith. Nothing in this Section shall affect or postpone any of the obligations of the Borrower to make the payments required to a Credit Party under Section 3.5(a) or (b) or Section 3.6, incurred prior to any such designation or assignment.

      (b) Replacement of Lenders. If (i) any Credit Party (or its holding company, if any) requests compensation under Section 3.5(a) or (b) or if the Borrower is required to pay an additional amount to any Credit Party or any Governmental Body for the account of any Credit Party pursuant to Section 3.6 in an aggregate amount in excess of $50,000, or (ii) any Credit Party shall give any notice to the Borrower or the Administrative Agent pursuant to Section 3.5(c), then, in each such case, provided that no Default shall then exist and be continuing, during the 90 day period after the receipt of such request, the Borrower at its sole cost, expense and effort may, upon notice to the Administrative Agent and the Letter of Credit Issuer, require Lender to assign (in accordance with and subject to the restrictions contained in Section 11.5)


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all of its rights and  obligations  under the Loan Documents to any other Lender
(or affiliate  thereof),  or any other  Eligible  Institution  identified by the
Borrower  if  such  other  Lender  (or  affiliate   thereof)  or  such  Eligible
Institution agrees to assume all of the obligations of such Lender for consideration equal to the outstanding principal amount of such Lender's Loans and all unreimbursed sums paid by such Lender under Section 2.6, together with interest thereon to the date of such transfer and all other amounts payable under the Loan Documents to such Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts which would be payable under Section 3.4 as if all of such Lender's Loans were being prepaid in full on such date). In the event of a transfer to any other Eligible Institution, subject to the satisfaction of the conditions of Section 11.5, such Eligible Institution shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in Sections 3.5, 3.6(b), 11.1(a) and 11.4 (without duplication of any payments made to such Lender by the Borrower or such other Eligible Institution) shall survive for the benefit of any Lender replaced under this Section with respect to the time prior to such replacement. In connection with any transfer pursuant to this subsection, the Borrower shall be obligated to pay the assignment fee referred to in Section 11.5(b).

ARTICLE 4. REPRESENTATIONS AND WARRANTIES

      In order to induce the Credit Parties to enter into this Agreement and extend or participate in the Extensions of Credit provided herein, the Borrower hereby makes the following representations and warranties to each Credit Party:

   Section 4.1 Subsidiaries; Capitalization.

      (a) As of the Third Restatement Date, (i) Arch has only the Subsidiaries set forth on Schedule 4.1, which Schedule identifies each Subsidiary of Arch which is a Foreign Subsidiary and further identifies each Foreign Subsidiary which is a Material Foreign Subsidiary, (ii) the outstanding Stock of each corporate Subsidiary of Arch and the ownership interest in each non-corporate Subsidiary of Arch are as set forth on Schedule 4.1, and (iii) the owner of each issue of Stock and each such ownership interest listed on Schedule 4.1 is the registered and beneficial owner thereof.

      (b) As of the Merger Effective Date and after giving effect to the PageNet Transactions, (i) Arch has only the Subsidiaries set forth on Schedule 4.1 as supplemented in accordance with Section 8.3(iv)(F), which Schedule as so supplemented identifies each Subsidiary of Arch which is a Foreign Subsidiary and further identifies each Foreign Subsidiary which is a Material Foreign Subsidiary, (ii) the outstanding Stock of each corporate Subsidiary of Arch and the ownership interest in each non-corporate Subsidiary of Arch are as set forth on Schedule 4.1 as so supplemented, and (iii) the owner of each issue of Stock and each such ownership interest listed on Schedule 4.1 as so supplemented is the registered and beneficial owner thereof.



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

      (c) The issued and outstanding shares of each corporate Subsidiary of Arch are duly authorized, validly issued, fully paid and non-assessable and are owned free and clear of any Liens, except Permitted Liens. The interest of Arch and any of its Subsidiaries in each of its non-corporate Subsidiaries is owned free and clear of any Liens, except Permitted Liens. Neither the Borrower nor any of its Subsidiaries has issued any securities convertible into Stock (or other equity interest) and there are no outstanding options or warrants to purchase Stock of the Borrower or any such Subsidiary of any class or kind, and there are no agreements, voting trusts or understandings with respect thereto or affecting in any manner the sale, pledge, assignment or other disposition thereof, including any right of first refusal, option, redemption, call or other rights with respect thereto, whether similar or dissimilar to any of the foregoing.

   Section 4.2 Existence and Power.

      The Borrower and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite legal power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the failure to be so authorized could reasonably be expected to have a Material Adverse Effect.

   Section 4.3 Authority and Execution.

      The Borrower and each of its Subsidiaries has full legal power and authority to enter into, execute, deliver and carry out the terms of the Transaction Documents to which it is a party, and, in the case of the Borrower, to make the borrowings contemplated hereby, to execute, deliver and carry out the terms of the Notes and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action and are in full compliance with its Organizational Documents. The Borrower and each of its Subsidiaries has duly executed and delivered the Transaction Documents to which it is a party.

   Section 4.4 Governmental Body Approvals.

      Except as set forth on Schedule 4.4, no consent, authorizations or approval of, filing with, notice to, or exemption by, stockholders, any Governmental Body or any other Person (except for those which have been obtained, made or given) is required to authorize, or is required in connection with the execution, delivery and performance by the Borrower and each of its Subsidiaries of any of the Loan Documents and, on and after the Merger Effective Date, the Transaction Documents, in each case to which it is a party or is required as a condition to the validity or enforceability of any of the Transaction Documents. No provision of any applicable statute, law (including any applicable usury or similar law), rule or regulation of any Governmental Body will prevent the execution, delivery or performance of, or affect the validity of, any of the Loan Documents.

   Section 4.5 Binding Agreement.

      The Transaction Documents, when executed and delivered, constitute, and the Notes, when issued and delivered pursuant hereto for value received, will


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

constitute, the valid and legally binding obligations of the Borrower and each of its Subsidiaries, in each case to the extent that it is a party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

   Section 4.6 Litigation.

      (a) Except as set forth on Schedule 4.6, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Body (whether or not purportedly on behalf of the Borrower or any of its Subsidiaries or any other Loan Party) pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or any other Loan Party or any of their respective Properties or rights, which (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) call into question the validity or enforceability of any of the Transaction Documents.

      (b) Since the Third Restatement Date, there has been no change in the status of the matters disclosed on Schedule 4.6 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

   Section 4.7 No Conflicting Agreements.

      Except as set forth on Schedule 4.7, neither the Borrower nor any of its Subsidiaries is in default under any mortgage, indenture, contract, agreement, judgment, decree or order to which it is a party or by which it or any of its Property is bound, which defaults, taken as a whole, could reasonably be expected to have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Transaction Documents will not constitute a default under, conflict with, require any consent under (other than consents which have been obtained) or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such mortgage, indenture, contract, agreement, judgment, decree or order, which defaults, conflicts and consents, if not obtained, taken as a whole, could reasonably be expected to have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Loan Documents will not constitute a default under, conflict with, require any consent under (other than consents which have been obtained), the Parent Subordinated Indenture, the Parent Discount Notes Indenture or any of the Arch Indentures, or result in the creation or imposition of, or obligation to create, any Lien (other than Permitted Liens) upon the Property of the Parent or Arch pursuant to the terms of the Parent Subordinated Indenture, the Parent Discount Notes Indenture or any of the Arch Indentures.

   Section 4.8 Taxes.

      Each of the Borrower and each of its Subsidiaries has filed or caused to be filed all tax returns required to be filed and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against it (other than those being contested as required under Section 7.4) which would be material to the Borrower or any of its Subsidiaries, and no tax Liens have been filed with respect thereto except Permitted Liens described in Section 8.2(i). The charges, accruals and reserves


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

on the books of the Borrower and each of its Subsidiaries with respect to all federal, state, local and other taxes are, to the best knowledge of the Borrower, adequate for the payment of all such taxes, and the Borrower does not know of any unpaid assessment which is due and payable against it or any of its Subsidiaries or any claims being asserted which could reasonably be expected to have a Material Adverse Effect, except such thereof as are being contested as required under Section 7.4, and for which adequate reserves have been set aside in accordance with GAAP.

   Section 4.9 Compliance with Applicable Laws.

      Neither the Borrower nor any of its Subsidiaries is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body which default could reasonably be expected to have a Material Adverse Effect. The Borrower and each of its Subsidiaries is complying in all material respects with all applicable statutes and regulations of all
Governmental Bodies, including ERISA and Environmental Laws, a violation of which could reasonably be expected to have a Material Adverse Effect.

   Section 4.10 Investment Companies and other Regulated Entities.

      Neither the Borrower, any of its Subsidiaries nor any Person controlled by, controlling, or under common control with, the Borrower or any of its Subsidiaries, is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935 or the Federal Power Act, as amended, or
(iii) subject to any statute or regulation which prohibits or restricts the incurrence of Indebtedness for borrowed money, including statutes or regulations relative to common or contract carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

   Section 4.11 Properties.

      Each of the Borrower and each of its Subsidiaries has good and marketable title to, or valid leasehold interests in, all of its property, real and personal, material to its business, subject to no Liens, except Permitted Liens and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

   Section 4.12 FCC Matters.

      The Borrower and each of its Subsidiaries (i) has duly and timely filed all filings which are required to be filed by it under the Communications Act, the failure to file of which could reasonably be expected to have a Material Adverse Effect and (ii) is in all material respects in compliance with the Communications Act, including the rules and regulations of the FCC relating to the carriage of radio common carrier signals, the failure to be in compliance with which could reasonably be expected to have a Material Adverse Effect.



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   Section 4.13 Federal Reserve Regulations.

      (a) Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. After giving effect to each Transaction and the making of each Extension of Credit, Margin Stock will constitute less than 25% of the assets (as determined by any reasonable method) of the Borrower and its Subsidiaries.

      (b) No part of the proceeds of any Extension of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of Regulation U or X.

   Section 4.14 Tariffs.

      No action to change, alter, rescind or otherwise terminate the tariffs containing service regulations or any rates and charges for radio common carrier services which, if adversely determined, would have a Material Adverse Effect, is pending or known by the Borrower or any of its Subsidiaries to be under consideration.

   Section 4.15 No Misrepresentation.

      No representation or warranty contained herein and no certificate or report furnished or to be furnished pursuant to any of the Transaction Documents by any Loan Party in connection with the transactions contemplated thereby contains or will contain a misstatement of material fact, or, to the best knowledge of the Borrower, omits or will omit to state a material fact required to be stated in order to make the statements herein or therein contained not misleading in the light of the circumstances under which made. With respect to projections or pro-forma financial statements furnished by the Borrower or any of its Subsidiaries, such projections have been or will be prepared in good faith on the assumptions stated therein, which assumptions are or will be fair and reasonable in light of the circumstances existing at the time of delivery of such projections or statements and represent, at the time of delivery, the Borrower or such Subsidiary's best estimate of its future financial performance.

   Section 4.16 Plans.

      None of the Borrower, any of its Subsidiaries or any Commonly Controlled Entity maintains or is obligated to contribute to any Single Employer Plan or Multiemployer Plan. Since the effective date of ERISA, there have not been, nor are there now existing, any events or conditions which would permit any Single Employer Plan at any time maintained by the Borrower, any of its Subsidiaries or any Commonly Controlled Entity or, to the best knowledge of the Borrower, any Multiemployer Plan to which the Borrower, any of its Subsidiaries or any Commonly Controlled Entity at any time contributed to be terminated under circumstances which would cause the Lien provided under Section 4068 of ERISA to attach to the Property of the Borrower or any of its Subsidiaries.



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   Section 4.17 Burdensome Obligations.

      Neither the Borrower nor any of its Subsidiaries is a party to or bound by any franchise, agreement, deed, lease or other instrument, or subject to any legal restriction which, in the opinion of the management of the Borrower or such Subsidiary, is so unusual or burdensome, in the context of its business, as in the foreseeable future might materially and adversely affect or impair the revenue of the Borrower and its Subsidiaries taken as a whole, or Operating Cash Flow of the Borrower, or the ability of the Borrower or any of its Subsidiaries to perform their respective obligations under the Loan Documents. The Borrower does not presently anticipate that future expenditures by the Borrower or any of its Subsidiaries needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome as to affect or impair, in a materially adverse manner, the business or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole.

   Section 4.18 Financial Statements.

      (a) The Parent and Arch have heretofore furnished to each Credit Party a copy of their respective (A) Forms 10-K for the fiscal year ended December 31, 1998, containing the audited Consolidated balance sheets of the Parent and its Subsidiaries and of Arch and its Subsidiaries, respectively, as of December 31, 1997 and December 31, 1998, and the related Consolidated statements of operations, stockholder's equity and cash flows for the periods then ended, (B) Forms 10-Q for the fiscal quarters ended March 31, 1999, June 30, 1999 and September 30, 1999, containing the unaudited Consolidated balance sheets of the Parent and its Subsidiaries and of Arch and its Subsidiaries, respectively, for such fiscal quarters, together with the related Consolidated statements of operations and cash flows for the fiscal quarters then ended and (C) unaudited pro forma financial statements (after giving effect to the Transactions). The financial statements referred to in clauses (A) and (B) present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent, Arch, the Borrower and their Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the quarterly statements referred to above. The pro forma financial statements referred to in clause (C) were prepared in good faith based upon reasonable assumptions, it being understood that any such pro forma financial statements represent an estimate, based on various assumptions, of future results of operations which may or may not in fact occur. Except as fully reflected in the financial statements referred to in clauses (A), (B) and (C), there are no material liabilities or obligations with respect to Arch or any of its Subsidiaries of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due).

      (b) Since December 31, 1998, except for the acquisition of MobileMedia Communications, Inc. and its Subsidiaries and the Transactions, each of the Parent and each of its Subsidiaries has conducted its business only in the ordinary course and there has been no Material Adverse Change.



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   Section 4.19 Environmental Matters.

      Neither the Borrower nor any of its Subsidiaries (i) has received written notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability arising in connection with (a) any noncompliance with or violation of the requirements of any applicable Environmental Laws or (b) the release or threatened release of any toxic or hazardous waste, substance or constituent, or other hazardous substance into the environment, (ii) to the best knowledge of the Borrower, has any threatened or actual liability in connection with the release or threatened release of any toxic or hazardous waste, substance or constituent, or other hazardous substance into the environment, (iii) has received notice of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste, substance or constituent or other hazardous substance into the environment for which the Borrower or any of its Subsidiaries is or may be liable, or (iv) has received notice that the Borrower or any of its Subsidiaries is or may be liable to any Person under CERCLA or any analogous state law, which, in the case of this Section 4.19, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. The Borrower and each of its Subsidiaries is in compliance in all material respects with the financial responsibility requirements of federal and state environmental laws to the extent applicable, including those contained in 40 C.F.R., parts 264 and 265, subpart H, and any analogous state law.

   Section 4.20 Collateral Documents.

      (a) The Borrower Pledge Agreement and the Restricted Subsidiary Security Agreement are effective to create in favor of the Bank Collateral Agent, for the ratable benefit of the Secured Parties (as defined therein), a legal, valid and enforceable security interest in the Collateral (as defined therein) and, when
(i) the pledged property constituting such Collateral is delivered to the Bank Collateral Agent, (ii) the financing statements in appropriate form are filed in the applicable filing offices and (iii) all other applicable filings under the Uniform Commercial Code or otherwise that are required under the Loan Documents are made, the Borrower Pledge Agreement and the Restricted Subsidiary Security Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 8.2.

      (b) Upon the  effectiveness  of the Springing  Sections in accordance with
Section 7.20, the Security and Intercreditor Agreement will be effective to create in favor of the Collateral Agents, for the ratable benefit of the Secured Parties (as defined therein), a legal, valid and enforceable security interest in the Collateral (as defined therein) and, when (i) the pledged property constituting such Collateral is delivered to the Security Agent, (ii) the financing statements in appropriate form are filed in the applicable filing offices and (iii) all other applicable filings under the Uniform Commercial Code or otherwise that are required under the Loan Documents or applicable law are made, the Security and Intercreditor Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors


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thereunder in such  Collateral,  in each case prior and superior in right to any other Person,  other than with respect to Liens  expressly  permitted by Section
8.2.

   Section 4.21 Franchises, Intellectual Property, Etc.

      The Borrower and each of its Subsidiaries possesses or has the right to use all franchises, Intellectual Property, licenses, permits and other rights as are material and necessary for the conduct of its business, and with respect to which it is in compliance in all material respects, with no known conflict with the valid rights of others which could reasonably be expected to have a Material Adverse Effect. No event has occurred which permits or, to the best knowledge of the Borrower, after notice or lapse of time or both, could reasonably be expected to permit, the revocation or termination of any such franchise, Intellectual Property, license, permit or other right and which revocation or termination could reasonably be expected to have a Material Adverse Effect.

   Section 4.22 Solvency.

      The Borrower and each of its Subsidiaries is, and after giving effect to the incurrence of all Indebtedness under the Loan Documents and the consummation of the Transactions will be, Solvent.

   Section 4.23 Absence of Certain Restrictions.

      Except for the Loan Documents, the Parent Discount Notes Indenture, the Parent Subordinated Indenture and the Arch Indentures, no indenture, certificate of designation for preferred Stock, agreement or instrument to which the Parent, Arch or any of its Subsidiaries is a party, prohibits or restrains, directly or indirectly, the payment of dividends or other payments to Arch or any of its Subsidiaries.

   Section 4.24 Insurance.

      The Borrower's and its Subsidiaries' insurance policies are and will be sufficient for compliance with all requirements of law as well as for compliance with all agreements to which the Borrower or any of its Subsidiaries is a party, and neither the Borrower nor any of its Subsidiaries suffers self insurance for any material risks.

   Section 4.25 Pari Passu Obligations.

      The obligations of Arch under the Loan Documents to which it is a party are pari passu with Arch's obligations under the Arch Indentures.

   Section 4.26 Year 2000.

      Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's and its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's or its Subsidiaries' systems interact) and the testing of all such systems and equipment, as so


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

reprogrammed, has been completed. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect.

ARTICLE 5. CONDITIONS TO EFFECTIVENESS

      This Agreement shall not become effective until each of the following conditions precedent has been satisfied (or waived in accordance with Section 11.1):

   Section 5.1 Evidence of Action.

      The Administrative Agent shall have received a certificate, dated the Third Restatement Date, of the Secretary or Assistant Secretary of each of the Borrower, Arch, the Parent and each Subsidiary Guarantor (i) attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the Transaction Documents to which it is a party and all transactions contemplated thereby, (ii) attaching a true and complete copy of its Organizational Documents, (iii) setting forth the incumbency of its officer or officers who may sign such Transaction Documents, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its incorporation or formation and of each other jurisdiction in which it is qualified to do business except for any such other jurisdiction in which the failure to be in good standing could not reasonably be expected to have a Material Adverse Effect.

   Section 5.2 This Agreement.

      The Administrative Agent shall have received counterparts of this Agreement signed by each of the parties hereto (or receipt by the Administrative Agent from a party hereto of a fax signature page signed by such party which shall have agreed to promptly provide the Administrative Agent with originally executed counterparts hereof).

   Section 5.3 Notes.

      The Administrative Agent shall have received a Note for each Lender party to this Agreement on the Third Restatement Date, duly executed by a duly authorized officer of the Borrower.

   Section 5.4 Parent Guaranty.

      The Administrative Agent shall have received the Parent Guaranty, duly executed by a duly authorized officer of the Parent and the Borrower.



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   Section 5.5 Borrower Pledge Agreement.

      The   Administrative   Agent  shall  have  received  the  Borrower  Pledge
Agreement, duly executed by a duly authorized officer of the Borrower.

   Section 5.6 Restricted Subsidiary Security Agreement.

      The Administrative Agent shall have received the Restricted Subsidiary Security Agreement, duly executed by a duly authorized officer of each Loan Party party thereto.

   Section 5.7 Arch Guaranty.

      The Administrative Agent shall have received the Arch Guaranty, duly executed by a duly authorized officer of Arch and the Borrower.

   Section 5.8 Subsidiary Guaranty.

      The Administrative Agent shall have received the Subsidiary Guaranty, duly executed by a duly authorized officer of the Borrower and each Subsidiary Guarantor

   Section 5.9 Escrow Agreement.

      The Administrative Agent shall have received the Escrow Agreement, duly executed by a duly authorized officer of each Loan Party party thereto and the Escrow Agent.

   Section 5.10 Security and Intercreditor Agreement.

      (a) The Administrative Agent shall have received the Security and Intercreditor Agreement, duly executed by a duly authorized officer of each Loan Party party thereto, and the Appropriate Party shall have received (i) stock certificates representing all of the issued and outstanding shares of Stock (or 65% of the outstanding shares of Stock of each Non-Material Foreign Subsidiary) owned by or on behalf of any Loan Party in any Subsidiary of Arch (other than such thereof that constitutes Existing API Collateral or which, if applicable, is already in the possession of the Escrow Agent and other than any Stock of a PageNet Canadian Subsidiary so long as any PageNet Canadian Loan Document to which it is a party is in effect); (ii) any promissory notes and other instruments evidencing all loans, advances and other debt owed or owing to any Loan Party (other than such thereof that constitutes Existing API Collateral or which, if applicable, is already in the possession of the Escrow Agent); (iii) stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates, promissory notes and other instruments; (iv) results of a search of the Uniform Commercial Code (or equivalent) Liens and Intellectual Property filings made with respect to the Borrower, Arch Connecticut Valley, Inc. (and its predecessors) and Arch Communications Enterprises LLC (and its predecessors), which results shall be satisfactory to the Administrative Agent, together with evidence satisfactory to the Administrative Agent that the Liens disclosed by such search results are permitted by Section 8.2 or have been released, and (v) all instruments and other documents, including UCC-1 financing statements or amendments thereto, required by law or reasonably requested by the


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

Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security and Intercreditor Agreement upon the effectiveness thereof.

      (b) The Administrative Agent shall have received a certificate of the Parent, dated the Third Restatement Date, certifying that, as of the Third Restatement Date, there will exist no Liens on the Collateral (other than Permitted Liens).

   Section 5.11 Litigation.

      There shall be no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Body in any respect affecting the transactions contemplated by the Loan Documents, and, except as set forth on
Schedule 4.6, no action or proceeding by or before any Governmental Body shall have been commenced and be pending or, to the knowledge of the Borrower or Arch, be threatened, seeking to prevent or delay the transactions contemplated by the Loan Documents or challenging any other terms and provisions hereof or thereof or seeking any damages in connection therewith which would in the reasonable opinion of the Parent reasonably be expected to have (or in the opinion of the Managing Agents in their sole discretion with respect to which written notice has been provided to the Parent by one or more of the Managing Agents be expected to have), individually or in the aggregate, a Material Adverse Effect, and the Administrative Agent shall have received a certificate of an officer of the Parent to the foregoing effects.

   Section   5.12  Absence  of  Defaults   and   Material   Adverse   Change;
                   Representations and Warranties, etc.

      (a) On the Third Restatement Date and after giving effect to the Transactions occurring on such date, (i) no Default shall exist and be continuing, (ii) the representations and warranties contained in the Loan Documents shall be true and correct, and (iii) since December 31, 1998, no Material Adverse Change shall have occurred.

      (b) The execution, delivery and performance by the Loan Parties of the Loan Documents shall not constitute a default or event of default (however defined) under any material agreement to which any Loan Party is a party, including the Arch Indentures, the Parent Subordinated Indenture and the Parent Discount Notes Indenture.

      (c) All approvals and consents of all Persons required to be obtained on or before the Third Restatement Date in connection with the consummation of the Transactions occurring on such date have been obtained, all required notices have been given and all required waiting periods have expired.

      (d) The Administrative Agent shall have received a certificate of the president, a vice president or a Financial Officer of the Borrower, dated the Third Restatement Date, in all respects satisfactory to the Administrative Agent, as to the matters set forth in clauses (a) through (c) above.



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   Section 5.13 Opinions of Counsel to the Loan Parties.

      The Administrative Agent shall have received (i) an opinion of Hale and Dorr, LLP, special counsel to the Loan Parties, substantially in the form of Exhibit M and (ii) such opinions of foreign counsel as may be requested by the Administrative Agent, in form and substance satisfactory to the Managing Agents, each addressed to the Administrative Agent, the Letter of Credit Issuer and the Lenders and each dated the Third Restatement Date.

   Section 5.14 Opinion of FCC Counsel.

      The Administrative Agent shall have received an opinion of Wilkinson, Barker, Knauer & Quinn, LLP, FCC counsel to Arch and its Subsidiaries, addressed to the Administrative Agent, the Letter of Credit Issuer and the Lenders, dated the Third Restatement Date, substantially in the form of Exhibit O.

   Section 5.15 Fees.


      The Borrower shall have paid to the Administrative Agent for the account of the Agents and the Lenders all fees which are payable on the Third Restatement Date.

   Section 5.16 Fees and Expenses of Special Counsel.

      The reasonable fees and expenses of Special Counsel to the extent invoiced shall have been paid.

   Section 5.17 Other Documents.

      The Administrative Agent shall have received such other documents and assurances as the Administrative Agent shall reasonably require.

ARTICLE 6. CONDITIONS OF LENDING - ALL EXTENSIONS OF CREDIT.

      The obligation of each Credit Party to make any Extension of Credit (other than a participation in a Letter of Credit and other than the deemed making of a Tranche B-1 Loan pursuant to Section 2.6(j)) under this Agreement shall be subject to the satisfaction of the following conditions precedent as of the date thereof:

   Section 6.1 Compliance.

      On each Credit Extension Date and after giving effect to the Extensions of Credit thereon (i) no Default shall have occurred or be continuing; and (ii) the representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on such Credit Extension Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. Each Extension of Credit and each Credit Request


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

therefor shall constitute a certification by the Borrower as of such Credit Extension Date that each of the foregoing matters is true and correct in all respects.

   Section 6.2 Credit Request.

      With respect to each Extension of Credit, the Administrative Agent shall have received a Credit Request, executed by a duly authorized officer of the Borrower.

   Section 6.3 Law.

      Such Extension of Credit shall not be prohibited by any applicable law, rule or regulation.

ARTICLE 7. AFFIRMATIVE COVENANTS

      The Borrower hereby covenants and agrees that, until all obligations of the Loan Parties under the Loan Documents have been paid in full and all Commitments of the Credit Parties have been terminated and no obligation of any Credit Party exists under any of the Loan Documents, any Letter of Credit or any Existing PageNet Letter of Credit, it shall:

   Section 7.1 Financial Statements.

      Maintain a standard system of accounting in accordance with GAAP, and furnish or cause to be furnished to the Administrative Agent (which will in turn promptly furnish a copy thereof to each Lender):

      (a) As soon as available but in any event within 90 days after the end of each fiscal year:

         (i) a copy of each of the Parent's and Arch's Annual Report on Form 10-K in respect of such fiscal year, together with the financial statements required to be attached thereto, and

         (ii) a copy of the Consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year, together with the related Consolidated statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries as of and through the end of such fiscal year.

      The statements referred to in clause (i) and (ii) above shall be audited and certified without qualification, which certification shall (x) state that the examination by the Accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and (y) include the opinion of such Accountants that such Consolidated financial statements have been prepared in accordance with GAAP in a manner consistent with prior fiscal periods, except as otherwise specified in such opinion.



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

      (b) As soon as available but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year:

         (i) copy of each of the Parent's and Arch's Quarterly Report on Form 10-Q in respect of such fiscal quarter, together with the financial statements required to be attached thereto, and

         (ii) a copy of the Consolidated balance sheets of the Borrower and its Subsidiaries as at the end of each such quarterly period, together with the Consolidated statements of operations and cash flows of the Borrower and its Subsidiaries for such period and for the elapsed portion of the fiscal year through such date.

      The statements referred to in clause (i) and (ii) above shall be certified by a Financial Officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent), as being complete and correct in all material respects and as presenting fairly the Consolidated financial condition and the Consolidated results of operations of the Borrower and its Subsidiaries.

      (c) Within 60 days after the end of each of the first three fiscal quarters of each fiscal year and 90 days after the end of the last fiscal quarter of each fiscal year, a Compliance Certificate, certified by a Financial Officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent).

      (d) Simultaneously  with the delivery of the annual statements required by
Section 7.1(a) and the quarterly statements required by Section 7.1(b), a certificate of a Financial Officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent) in detail reasonably satisfactory to the Administrative Agent setting forth information, on a Consolidated basis for the relevant period, with respect to (i) pager activations during the preceding fiscal quarter, (ii) information indicating the net increase or decrease in the number of Pagers in Service, (iii) the amount of Capital Expenditures incurred broken down by (A) purchases of pagers (including the number of pagers purchased, the average price per pager and the cost of pagers sold) and (B) other Capital Expenditures, and (iv) the amount of Additional Benbow Investments.

      (e) Simultaneously  with the delivery of the annual statements required by
Section 7.1(a), a certificate of a Financial Officer of the Borrower (i) setting forth the information required pursuant to the Schedules to the Borrower Pledge Agreement, the Restricted Subsidiary Security Agreement, the Amended PageNet Collateral Documents and the Security and Intercreditor Agreement or confirming that there has been no change in such information since the date thereof or the date of the most recent certificate delivered pursuant to this paragraph and
(ii) certifying that all Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) of this paragraph, and all other actions have been taken, to the extent necessary to protect and perfect the security interest granted under the Collateral Documents.

      (f) Promptly upon the request of the Administrative Agent on behalf of the Required Lenders, copies of the projected Consolidated balance sheets and statements of operations of the Borrower and its Subsidiaries for the next fiscal year, together with such other information and documentation as any Lender may reasonably request in connection therewith.

      (g) No later than 60 days after the beginning of each fiscal year, a copy of the Consolidated annual budgets of the Borrower and its Subsidiaries for such fiscal year.

      (h) Such other information and documentation with respect to the Borrower and its Subsidiaries as any Lender may reasonably request from time to time.

   Section 7.2 Certificates; Other Information.

      Furnish or cause to be furnished to the Administrative Agent (which will in turn promptly furnish a copy thereof to each Lender):

      (a) Prompt written notice if: (i) any Indebtedness of the Borrower or any of its Subsidiaries is declared or shall become due and payable prior to its stated maturity, or called and not paid when due, (ii) a default shall have occurred under any note (other than the Notes) or the holder of any such note, or other evidence of Indebtedness, certificate or security evidencing any such Indebtedness or any obligee with respect to any other Indebtedness of the Borrower or any of its Subsidiaries has the right to declare any such Indebtedness due and payable prior to its stated maturity, or (iii) there shall occur and be continuing a Default or an Event of Default;

      (b) Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other document naming the Borrower or any of its Subsidiaries a party to any proceeding before any Governmental Body which might have a Material Adverse Effect or which calls into question the validity or enforceability of any of the Loan Documents, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other document, (ii) any lapse or other termination of any material license, permit, franchise or other authorization issued to the Borrower or any of its Subsidiaries by any Person or Governmental Body, except for the lapse or other termination thereof in accordance with the terms thereof, provided that such lapse or termination could not reasonably be expected to have a Material Adverse Effect, and (iii) any refusal by any Person or Governmental Body to renew or extend any such material license, permit, franchise or other authorization, which lapse, termination, refusal or dispute might have a Material Adverse Effect;

      (c) Promptly upon becoming available, copies of all (i) regular, periodic or special reports, schedules and other material which the Borrower or any of its Subsidiaries may now or hereafter be required to file with or deliver to any securities exchange or the SEC, or any other Governmental Body succeeding to the functions thereof, (ii) material reports, schedules and other material which the Borrower or any of its Subsidiaries may now or hereafter be required to file with or deliver to the FCC and (iii) material news releases and annual reports relating to the Borrower or any of its Subsidiaries;

      (d) Prompt written notice of the occurrence of a Change of Control;



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

      (e) Intentionally omitted.

      (f) Written notice at least 120 days prior to the taking of any action permitted under (i) Section 8.1(v)(A), (ii) Section 8.3(i), (iii) Section 8.5(a)(i) to the extent such action relates to a Restricted Payment to Arch (other than such a Restricted Payment on a day on which Arch is obligated to make a payment in respect of Required Obligations so long as the amount thereof does not exceed the amount of the Required Obligations payable on such date) and
(iv) Section 8.8(b).

   Section 7.3 Legal Existence.

      Except as provided in Section 8.3, maintain, and cause each of its Subsidiaries to maintain, its legal existence, and maintain its good standing in the jurisdiction of its incorporation or organization and in each other jurisdiction in which the failure so to do could reasonably be expected to have a Material Adverse Effect.

   Section 7.4 Taxes.

      Pay and discharge when due, and cause each of its Subsidiaries so to do, all taxes, assessments and governmental charges, license fees and levies upon or with respect to it and upon the income, profits and Property of the Borrower and its Subsidiaries taken as a whole, which if unpaid, could reasonably be expected to have a Material Adverse Effect or become a Lien on the Property of the Borrower or such Subsidiary not permitted under Section 8.2, unless and to the extent only that such taxes, assessments, charges, license fees and levies shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary and provided that any such contested Tax, assessment, charge, license fee or levy shall not constitute, or create, a Lien on any Property of the Borrower or such Subsidiary senior to the Liens granted by the Collateral Documents on such Property, and further provided that the Borrower shall give the Administrative Agent prompt notice of such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

   Section 7.5 Insurance.

      (a) Maintain, and cause each of its Subsidiaries to maintain, insurance with financially sound insurance carriers on such of its Property, against at least such risks, and in at least such amounts, as are usually insured against by similar businesses, and which, in the case of property insurance, shall be in amounts sufficient to prevent the Borrower from becoming a co-insurer, and which shall be on terms reasonably satisfactory to the Administrative Agent, and file with the Administrative Agent within 10 days after request therefor a detailed list of such insurance then in effect, stating the names of the carriers thereof, the policy numbers, the insureds thereunder, the amounts of insurance, dates of expiration thereof, and the Property and risks covered thereby, together with a certificate of a Financial Officer (or such other officer as shall be acceptable to the Administrative Agent) of the Borrower certifying that in the opinion of such officer such insurance is adequate in nature and amount, complies with the obligations of the Borrower and its Subsidiaries under this Section, and is in full force and effect.

      (b) Insurance Covering Tangible Personal Property. At all times insure, and cause each of its Subsidiaries to insure, all of its tangible personal Property in which a security interest may be required to be granted pursuant to the Collateral Documents against all risks as are customarily insured against by companies engaged in similar businesses, and maintain at all times general public liability insurance with respect to all such tangible personal Property against damage resulting from bodily injury, including death or damage to Property of others, all such insurance being in amounts equal to no less than that customarily carried by companies engaged in similar businesses, which insurance shall be on terms reasonably satisfactory to the Administrative Agent. Promptly upon request therefor, the Borrower will deliver or cause to be delivered to the Administrative Agent originals or duplicate originals of all such policies of insurance. All such insurance policies shall be endorsed to provide that, in respect of the interests of the Bank Collateral Agent and the Collateral Agents: (i) the Bank Collateral Agent or the Collateral Agents, as the case may be, shall be an additional insured and, with respect to property insurance, sole loss payee in respect of each claim relating to such tangible personal Property constituting Collateral in which the Bank Collateral Agent or the Collateral Agents, as the case may be, has been granted a security interest and resulting in a payment under any such insurance policy exceeding $250,000,
(ii) thirty days' prior written notice of any cancellation, reduction of amounts payable, or any changes and amendments shall be given to the Bank Collateral Agent or the Collateral Agents, as the case may be, except that ten days' prior written notice of cancellation shall be given to the Bank Collateral Agent or the Collateral Agents, as the case may be, if cancellation results from the failure to pay premiums, and (iii) the Bank Collateral Agent or the Collateral Agents, as the case may be, shall have the right, but not the obligation, to pay any premiums due or to acquire other such insurance upon the failure of the Borrower or such Subsidiary to pay the same or to so insure. Provided that no Default or Event of Default shall exist, the Bank Collateral Agent or the Collateral Agents, as the case may be, agree, promptly upon its receipt thereof, to pay over to the Borrower or the appropriate Subsidiary the proceeds of such payment to enable the Borrower or such Subsidiary to repair, restore or replace the Property subject to such claim. To the extent that the Borrower or such Subsidiary does not elect to repair, restore or replace such Property, an amount equal to the proceeds which are not employed to repair, restore or replace such Property shall be applied as required by Section 2.4. If a Default or Event of Default shall exist, the Administrative Agent or, if applicable pursuant to the applicable Collateral Document, the Bank Collateral Agent or the Collateral Agents, as the case may be, shall hold the proceeds of such payment as Collateral (to the extent of its security interest in such Property) and apply such proceeds in accordance with the provisions thereof.

      (c) Concurrent Insurance. Neither the Borrower nor any of its Subsidiaries shall take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to subsection (b) above unless the Administrative Agent has approved the carrier and the form and content of the insurance policy, including, without limitation, naming of the Bank Collateral Agent and the Collateral Agents as additional insureds and sole loss payees thereunder.

   Section 7.6 Payment of Indebtedness and Performance of Obligations.

      Pay and discharge when due, and cause each of its Subsidiaries so to do, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, might (i) have a Material Adverse
Effect, or (ii) become a Lien upon the Property of the Borrower or such Subsidiary other than a Permitted Lien, unless and to the extent only that the validity of such Indebtedness, obligation or claim shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary, and that any such contested Indebtedness, obligations or claims shall not constitute, or create, a Lien on any Property of the Borrower or any of its Subsidiaries senior to any Lien granted to the Administrative Agent under the Collateral Documents on such Property, and further provided that the Borrower shall give the Administrative Agent prompt notice of any such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

   Section 7.7 Condition of Property.

      At all times, maintain, protect and keep in good repair, working order and condition (ordinary wear and tear excepted), and cause each of its Subsidiaries so to do, all Property reasonably deemed by the Borrower's or such Subsidiary's management to be necessary to the operation of its business.

   Section 7.8 Observance of Legal Requirements; ERISA.

      Observe and comply in all respects, and cause each of its Subsidiaries so to do, with all laws (including ERISA), ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Bodies, which now or at any time hereafter may be applicable to the Borrower or such Subsidiary, a violation of which could reasonably be expected to have a Material Adverse Effect, except such thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary, provided that the Borrower shall give the Administrative Agent and the Lenders prompt notice of such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

   Section 7.9 Inspection of Property; Books and Records; Discussions.

      Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities and permit representatives of the Administrative Agent and any Lender, upon at least one Business Day's prior notice, to visit its offices, to inspect any of its Property and examine and make copies or abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, prospects, licenses, Property and financial condition of the Borrower or any of its Subsidiaries with the executive officers of the Borrower and its Subsidiaries.

   Section 7.10 Licenses, Etc.

      Maintain, and cause each of its Subsidiaries to maintain, in full force and effect, all material licenses, Intellectual Property, franchises, authorizations and other rights as are necessary for the conduct of its business.

   Section 7.11 Interest Rate Protection Agreements.

      Enter into and maintain for a period of two years from the Third Restatement Date and, if the Merger Effective Date occurs, two years from the Merger Effective Date, Interest Rate Protection Agreements, in form and substance reasonably satisfactory to the Administrative Agent, with respect to an amount (if greater than zero) equal to not less than the difference between
(i) 50% of Total Debt outstanding from time to time, minus (ii) the amount of Total Debt outstanding from time to time that is at a fixed (and not a variable) rate or subject to Interest Rate Protection Agreements.

   Section 7.12 Fixed Charge Coverage Ratio.

      Maintain, or cause to be maintained, as of the last day of each fiscal quarter commencing with the fiscal quarter ending June 30, 2001, a Fixed Charge Coverage Ratio greater than 1.00:1.00.

   Section 7.13 Pro-forma Debt Service Coverage Ratio.

      Maintain, or cause to be maintained, as of the last day of each fiscal quarter, a Pro-forma Debt Service Coverage Ratio greater than 1.25:1.00.

   Section 7.14 Interest Coverage Ratio.

      (a) For the period from the Third Restatement Date until the Merger Effective Date and, if the Merger Effective Date does not occur, for the period on and after the Third Restatement Date, maintain, or cause to be maintained, as of the last day of each fiscal quarter ended during each period set forth in the following table, an Interest Coverage Ratio greater than the ratio set forth opposite such period in the following table:

========================================================= =====================
                        Period                                   Ratio
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Third Restatement Date through September 30, 2000               2.00:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
December 31, 2000 and thereafter                                2.25:1.00
========================================================= =====================

      (b) On and after the Merger Effective Date, maintain, or cause to be maintained, as of the last day of each fiscal quarter ended during each period set forth in the following table, an Interest Coverage Ratio greater than the ratio set forth opposite such period in the following table:

========================================================= =====================
                        Period                                   Ratio
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Merger Effective Date through December 31, 2000                 2.00:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
March 31, 2001 through September 30, 2001                       2.25:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
December 31, 2001 and thereafter                                2.50:1.00
========================================================= =====================

         Section 7.15      Total Leverage Ratio.

      (a) For the period from the Third Restatement Date until the Merger Effective Date and, if the Merger Effective Date does not occur, for the period on and after the Third Restatement Date:

         (i) At all times prior to the Existing Arch Senior Note Termination Date, maintain, or cause to be maintained, during each period set forth in the following table, a Total Leverage Ratio not greater than the ratio set forth opposite such period in the following table:

========================================================= =====================
                        Period                                   Ratio
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Third Restatement Date through June 29, 2000                    4.50:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
June 30, 2000 through June 29, 2001                             4.25:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
June 30, 2001 through June 29, 2002                             4.00:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
June 30, 2002 and thereafter                                    3.50:1.00
========================================================= =====================

         (ii) At all times on and after the Existing Arch Senior Note Termination Date, maintain, or cause to be maintained, a Total Leverage Ratio not greater than 5.00:1.00.

      (b) On and after the Merger Effective Date:

         (i) At all times prior to the Existing Arch Senior Note Termination Date, maintain, or cause to be maintained, during each period set forth in the following table, a Total Leverage Ratio not greater than the ratio set forth opposite such period in the following table:

========================================================= =====================
                        Period                                   Ratio
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Merger Effective Date through June 29, 2001                     4.00:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
June 30, 2001 through June 29, 2002                             3.50:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
June 30, 2002 and thereafter                                    3.00:1.00
========================================================= =====================

         (ii) At all times on and after the Existing Arch Senior Note Termination Date, maintain, or cause to be maintained, a Total Leverage Ratio not greater than 4.00:1.00.

   Section 7.16 API Leverage Ratio.

      (a) For the period from the Third Restatement Date until the Merger Effective Date and, if the Merger Effective Date does not occur, for the period on and after the Third Restatement Date, maintain, or cause to be maintained, at all times, an API Leverage Ratio not greater than 2.50:1.00.

      (b) On and after the Merger Effective Date, at all times maintain, or cause to be maintained, during each period set forth in the following table, an API Leverage Ratio not greater than the ratio set forth opposite such period in the following table:

========================================================= =====================
                        Period                                   Ratio
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Merger Effective Date through June 29, 2001                     3.00:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
June 30, 2001 through June 29, 2002                             2.50:1.00
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
June 30, 2002 and thereafter                                    2.00:1.00
========================================================= =====================

   Section 7.17 Minimum Net Revenues.

      As of the last day of each full fiscal quarter during the period from the Merger Effective Date through and including the last day of the fiscal quarter ending on the second anniversary thereof (or, if such second anniversary is not the last day of a fiscal quarter, the first fiscal quarter ending thereafter), have net revenues of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP for each such full fiscal quarter of not less than $350,000,000.

   Section 7.18 Additional Subsidiaries; Material Foreign Subsidiaries.

      (a) Within five Business Days thereof, notify the Administrative Agent in writing if any Person shall have become a Subsidiary of the Parent or any Foreign Subsidiary of the Parent shall have become a Material Foreign Subsidiary and within 10 days thereof cause each such Person (other than (i) a Person which is a Non-Material Foreign Subsidiary, and (ii) Merger Sub so long as Merger Sub has no assets and is not conducting any business) (each such Person being referred to herein as a "New Subsidiary Guarantor") to execute and deliver to the Administrative Agent a completed Guaranty Supplement, Security Agreement Supplement, and if the Escrow Agreement is then in effect, a Joinder Supplement and, subject to the effectiveness of the Springing Sections of the Security and Intercreditor Agreement, to grant a first priority security interest in its Collateral (as defined in the Security and Intercreditor Agreement) and to deliver or cause each New Subsidiary Guarantor to deliver to the Appropriate
Party: (i) such UCC-1 financing statements or amendments thereto and other documents as requested by the Administrative Agent, together with either (x) satisfactory evidence that all taxes payable in connection with the filing of the UCC-1 financing statements have been paid or (y) a check payable to each applicable Governmental Body in payment of each such tax, (ii) all shares of Stock owned by such New Subsidiary Guarantor in any Subsidiary of the Parent (except that, if such Stock is of a Non-Material Foreign Subsidiary, shares of Stock of such Non-Material Foreign Subsidiary shall be limited to 65% of the outstanding shares of Stock thereof) and promissory notes evidencing
Indebtedness of any Subsidiary of the Parent to such New Subsidiary Guarantor, and (iii) such agreements (including additional pledge agreements with respect to the pledge of Stock of a Foreign Subsidiary), Grants of Security Interest and Powers of Attorney, certificates, instruments and opinions of counsel (including foreign counsel opinions) as the Administrative Agent may request.

      (b) Deliver or cause to be delivered to the Appropriate Party with respect to each Person described in subsection (a) above which is a Non-Material Foreign Subsidiary (other than any PageNet Canadian Subsidiary so long as the PageNet Canadian Loan Documents to which it is a party are in effect), 65% of the outstanding shares of Stock of such Non-Material Foreign Subsidiary, together with (i) such UCC-1 financing statements or amendments thereto and other documents as requested by the Administrative Agent, (ii) all promissory notes evidencing Indebtedness of such Non-Material Foreign Subsidiary that are owned by or on behalf of any Loan Party, and (iii) such agreements (including additional pledge agreements with respect to the pledge of the Stock of such Non-Material Foreign Subsidiary), certificates, instruments and opinions of counsel (including foreign counsel opinions) as the Administrative Agent may request.

      (c) Notify the Administrative Agent in writing of the occurrence of the Benbow Guaranty Date and cause Benbow Investments to comply with the provisions of subsection (a) above as if it were a new Subsidiary within the time period specified therein. In the event that the Benbow Guaranty Date would occur but for the designation of Benbow Investments as an Unrestricted Subsidiary for purposes of the Arch Indentures, within the time period referred to in subsection (a) above, take or cause to be taken such action as is necessary to designate Benbow Investments as a Restricted Subsidiary for purposes of the Arch Indentures.

   Section 7.19 Additional Collateral.

      If any Loan Party acquires any Property that would constitute Collateral, as defined in any of the Collateral Documents, the Borrower shall, and shall cause each such Loan Party to, execute and deliver to the Appropriate Party any and all documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of UCC-1 financing statements or amendments thereto, fixture filings, mortgages, deeds of trust and other documents) that may be required under any applicable law, or that the Administrative Agent or the Appropriate Party may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Collateral Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties.

   Section 7.20 Escrowed Collateral.

      The Springing Sections of the Security and Intercreditor Agreement shall become effective on the earliest to occur of (i) the Existing Arch Senior Note Termination Date, (ii) the Merger Effective Date and (iii) the request of the Administrative Agent pursuant to the direction of Minority Lenders. Each Loan Party shall deliver to the Administrative Agent, such documents as the Administrative Agent may request in connection therewith, including (i) duly executed UCC-1 financing statements or amendments thereto, together with either
(x) satisfactory evidence that all taxes payable in connection with the filing of the UCC-1 financing statements have been paid or (y) a check payable to each applicable Governmental Body in payment of each such tax, (ii) duly executed Grants of Security Interest and Powers of Attorney, (iii) opinions of counsel (including opinions of foreign counsel), in form and substance satisfactory to the Administrative Agent, with respect to the enforceability of the security interests so granted and the perfection thereof and (iv) other documents as may reasonably be requested by the Administrative Agent. In connection therewith, the Administrative Agent is hereby irrevocably authorized and empowered as the Borrower's and each of its Subsidiaries' attorney-in-fact to execute and file such UCC-1 financing statements or amendments thereto, Grants of Security Interest and instructions to the Escrow Agent and to deliver or file the same and to make, at the Administrative Agent's option, all other filings and to give all other notices as it shall reasonably deem necessary with respect to any of the Collateral, all of which may be done with or without the signature of any Loan Party. The foregoing power constitutes a power coupled with an interest which shall survive until all of the obligations under the Loan Documents have been indefeasibly paid in full in cash and this Agreement and the Commitments have been terminated and all outstanding Letters of Credit and Existing PageNet Letters of Credit have expired or otherwise been terminated.

ARTICLE 8. NEGATIVE COVENANTS

      The Borrower hereby covenants and agrees that, until all obligations of the Loan Parties under the Loan Documents have been paid in full and all Commitments of the Credit Parties have been terminated and no obligation of any Credit Party exists under any of the Loan Documents, any Letter of Credit or any Existing PageNet Letter of Credit, it shall not:

   Section 8.1 Indebtedness.

      Create, incur, assume or suffer to exist any liability for Indebtedness, or permit any of its Subsidiaries so to do, except:

         (i) Indebtedness due under the Loan Documents (including PageNet Reimbursement Obligations),

         (ii) Indebtedness of the Borrower or any of its Subsidiaries existing on the Third Restatement Date as set forth on Schedule 8.1, including, except as set forth in the proviso below, refinancings thereof but not increases in the amount of any thereof, provided that, without the consent of the Required Lenders, refinancings of such existing Indebtedness shall not be permitted unless the interest rate on any such refinanced Indebtedness is not in excess of the rate available for similar borrowings by similar borrowers at the time of the refinancing, the final maturity of such refinanced Indebtedness is not earlier than the Tranche C Maturity Date, the average weighted life to maturity of such refinanced Indebtedness shall be greater than the average weighted life to maturity of the Indebtedness under the Loan Documents determined as of the date of such refinancing and if the Indebtedness being refinanced is subordinated to the Indebtedness under the Loan Documents, such refinanced Indebtedness shall be so subordinated on the same terms and to the same extent as such Indebtedness being so refinanced,

         (iii) Indebtedness under the Intercompany Notes,

         (iv) Contingent Obligations to the extent permitted by Section 8.4,

         (v) prior to the Existing Arch Senior Note Termination Date, unsecured Indebtedness (A) between the Borrower and Arch, and (B) among the Borrower and its Subsidiaries (other than Benbow Investments until such time as Benbow Investments ceases to be an Unrestricted Subsidiary under and as defined in the Arch Indentures, has become a Subsidiary Guarantor and has granted a security interest to the Collateral Agents in its assets pursuant to Section 7.18(c)),

         (vi) on and after the Existing Arch Senior Note Termination Date, unsecured and subordinated Indebtedness (A) between the Borrower and Arch, (B) between the Borrower and any Subsidiary Guarantor, and (C) between any Subsidiary Guarantor and any other Subsidiary Guarantor, in each case which shall be subordinated to the Borrower Obligations on terms and conditions acceptable to the Administrative Agent and the Required Lenders ("Intercompany Subordinated Debt"),

         (vii)  Indebtedness of the Borrower in respect of the ACE  Subordinated
Note in a principal amount not in excess of $50,000,000,

         (viii) Indebtedness of Arch under the Arch Senior Notes, provided that the principal amount of any Replacement Notes shall not exceed the principal amount of the Arch Senior Notes (other than such Replacement Notes) repaid with the proceeds thereof,

         (ix) on and after the Merger Effective Date, Indebtedness of the PageNet Canadian Subsidiaries in respect of (A) the PageNet Canada Loan
Documents in an aggregate principal amount not in excess of Canadian $64,350,000, (B) the Madison Holdings Loan Documents in an aggregate principal amount not in excess of Canadian $28,500,000, and (C) without duplication, the guaranties thereof by PageNet and its Subsidiaries which are in effect on the Merger Effective Date; and

         (x) other Indebtedness (including Non-Competition Agreements) of the Borrower and the Subsidiary Guarantors in an outstanding principal amount not to exceed 2.5% of Maximum Permitted Indebtedness.

   Section 8.2 Liens.

      Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, or permit any of its Subsidiaries so to do, except

         (i) Liens for taxes, assessments or similar charges, incurred in the ordinary course of business, not delinquent or, if delinquent, being contested in accordance with Section 7.4,

         (ii) Liens created in favor of the Administrative Agent pursuant to the Collateral Documents,

         (iii) mechanics', carriers', warehousemen's, workmen's, repairmen's or other like statutory Liens incurred in the ordinary course of business, provided that the obligations secured thereby are not past due or are being contested in good faith by appropriate proceedings in accordance with Section 7.6,

         (iv)  Liens  existing  on the  Third  Restatement  Date as set forth in
Schedule 8.2,

         (v) Liens when and if granted to the Collateral Agents under the Security and Intercreditor Agreement,

         (vi) Liens under the PageNet Canadian Loan Documents existing on the Merger Effective Date, provided that such Liens do not extend to any other Property of the Borrower or any of its Subsidiaries (other than the applicable PageNet Canadian Subsidiaries), and

         (vii) other Liens securing Indebtedness of the Borrower and the Subsidiary Guarantors in an outstanding principal amount not to exceed 2.5% of Maximum Permitted Indebtedness.

   Section 8.3 Merger.

      Consolidate with, be acquired by, or merge into or with any Person, or sell, lease or otherwise dispose of all or substantially all of its Property or any of its Stock or otherwise alter or modify its corporate name, structure, status or existence, or permit any of its Subsidiaries so to do, except:

         (i) prior to the Existing Arch Senior Note Termination Date, Arch, the Borrower or any of its Subsidiaries (other than Benbow Investments until such time as Benbow Investments ceases to be an Unrestricted Subsidiary under and as defined in the Arch Indentures, has become a Subsidiary Guarantor and has granted a security interest to the Collateral Agents in its assets pursuant to
Section 7.18(c)) may merge or consolidate with, or transfer all or substantially all of its assets to, Arch, the Borrower or any of its Subsidiaries (other than Benbow Investments until such time as Benbow Investments ceases to be an Unrestricted Subsidiary under and as defined in the Arch Indentures, has become a Subsidiary Guarantor and has granted a security interest to the Collateral Agents in its assets pursuant to Section 7.18(c)), provided that in any merger involving the Borrower, the Borrower shall be the survivor;

         (ii) on and after the Existing Arch Senior Note Termination Date, the Borrower or any Subsidiary Guarantor may merge or consolidate with, or transfer all or substantially all of its assets to, the Borrower or any Subsidiary Guarantor, provided that (A) the Administrative Agent shall have received ten days' prior written notice thereof, (B) immediately before and after giving effect thereto no Default or Event of Default shall exist and (C) in any merger involving the Borrower, the Borrower shall be the survivor;

         (iii) at all times, (A) sales of Property to the extent permitted under
Section 8.8 and (B) mergers involving Subsidiaries of the Borrower as part of an


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Acquisition  permitted  by  Section  8.6,  provided  that no Stock is  issued in connection therewith except to the extent permitted by Section 8.13; and

         (iv) Merger Sub may consummate the PageNet Merger subject to the prior or simultaneous fulfillment of the following conditions precedent:

            (A) Evidence of Action by PageNet and its Subsidiaries. The Administrative Agent shall have received a certificate, dated the Merger Effective Date, of the Secretary or Assistant Secretary of each of PageNet and each of its Subsidiaries that is a party to a Transaction Document and: (1) either (x) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the Transaction Documents to which it is a party and the consummation of the Transactions or (y) the conditions set forth in Section 8.3(v) shall have been satisfied, (2) attaching a true and complete copy of its certificate of incorporation and by-laws, (3) setting forth the incumbency of its officer or officers who may sign the Loan Documents, including therein a signature specimen of such officer or officers, and (4) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its incorporation and of each other state in which it is qualified to do business, together with such other documents as the Administrative Agent shall require.

            (B) Evidence of Action by the Parent, Arch, the Borrower and Merger Sub. The Administrative Agent shall have received a certificate, dated the Merger Effective Date, of the Secretary or Assistant Secretary of each of the Parent, Arch, the Borrower and Merger Sub and: (1) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the Transaction Documents to which it is a party and the consummation of the Transactions and all other transactions contemplated thereby (or, if such resolutions were delivered on the Third Restatement Date pursuant to Section 5.1, certifying that such resolutions have not thereafter been amended or modified and that they remain in full force and effect), (2) in the case of Merger Sub, attaching a true and complete copy of its certificate of incorporation and by-laws, and, in the case of the Parent, Arch and the Borrower, as to its certificate of incorporation and by-laws having not been amended, modified or changed in any manner since the Third Restatement Date, or, if so, setting forth the same and (3) setting forth the incumbency of its officer or officers who may sign such Transaction Documents, together with such other documents as the Administrative Agent shall require.

            (C) Notes. The Administrative Agent shall have received a Note for each Tranche B-1 Lender which is not a Tranche A Lender, Tranche B Lender or Tranche C Lender, dated the Merger Effective Date, duly executed by a duly authorized officer of the Borrower.

            (D)  Guaranty  Supplement.   The  Administrative  Agent  shall  have
received a Guaranty Supplement duly executed by PageNet and each of its Subsidiaries (other than Non-Material Foreign Subsidiaries).



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            (E) Security Agreement  Supplement.  The Administrative  Agent shall have received a Security Agreement Supplement, duly executed by PageNet and each of its Subsidiaries (other than Non-Material Foreign Subsidiaries), together with: (i) stock certificates representing all of the outstanding shares of Stock of PageNet and its Subsidiaries (other than any PageNet Canadian Subsidiary so long as the PageNet Canadian Loan Documents to which it is a party are in effect) which are owned by or on behalf of any Loan Party (except that, if any such Subsidiary is a Non-Material Foreign Subsidiary, shares of Stock thereof may be limited to 65% of the outstanding shares of Stock thereof), after giving effect to the Transactions (other than such thereof that constitutes Existing API Collateral or Existing PageNet Collateral); (ii) any promissory notes and other instruments evidencing all loans, advances and other debt owed or owing to any Loan Party as of the Merger Effective Date after giving effect to the Transactions (other than such thereof that constitutes Existing API Collateral or Existing PageNet Collateral); (iii) stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates, promissory notes and other instruments; (iv) all instruments and other documents, including UCC-1
financing   statements,   required  by  law  or  reasonably   requested  by  the
Administrative Agent or the Collateral Agents (or any of them) to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security and Intercreditor Agreement; together with either (x) satisfactory evidence that all taxes payable in connection with the filing of the UCC-1 financing statements have been paid or (y) a check payable to each applicable Governmental Body in payment of each such tax, (v) results of a search of the Uniform Commercial Code (or equivalent), tax, judgment Liens and Intellectual Property filings made with respect to PageNet and its Subsidiaries, which results shall be satisfactory to the Administrative Agent, together with evidence satisfactory to the Administrative Agent that the Liens disclosed by such search results are permitted by Section 8.2 or have been released or discharged pursuant to the Confirmation Order, and (vi) a certificate of the Parent, dated the Merger Effective Date, certifying that (x) as of the Merger Effective Date, there will exist no Liens on the Collateral (other than
Permitted  Liens)  and  (y)  Arch  has  designated  each  Non-Material   Foreign
Subsidiary (including any Foreign Subsidiary of Arch owned prior to the Merger Effective Date and which is not a Subsidiary Guarantor) as an "Unrestricted Subsidiary" under and in accordance with each of the Arch Indentures, copies of which designations shall be attached to such certificate.

            (F) Replacement Schedules. The Administrative Agent shall have received replacement Schedules 4.1, 8.1, 8.2 and 8.6 to this Agreement, Schedule 6(a) to the Parent Guaranty and Schedule 4(a) to the Arch Guaranty, each in form and substance satisfactory to the Administrative Agent.

            (G) Joinder and Assumption Agreement. The Administrative Agent shall have received the Joinder and Assumption Agreement, dated as of the Merger Effective Date, duly executed by the Borrower, PageNet, the Subsidiaries of PageNet (other than any Non-Material Foreign Subsidiary of PageNet), each agent under the Existing PageNet Credit Agreement, the PageNet Letter of Credit Issuer and each Existing PageNet Lender or the conditions set forth in Section 8.3(v) shall have been satisfied.



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

            (H) Amended PageNet Collateral Documents. The Administrative Agent shall have received (i) an amendment and restatement of each of (A) the guaranties described in the definition of Existing PageNet Collateral Documents (the "Amended PageNet Guaranty"), (B) the security agreements (other than the Intellectual Property Security Agreement) described in the definition of Existing PageNet Collateral Documents (the "Amended PageNet Security Agreement"), (C) Amended and Restated Company Pledge Agreement described in the definition of Existing PageNet Collateral Documents (the "Amended PageNet Pledge Agreement"), and (D) the Intellectual Property Security Agreement described in the definition of Existing PageNet Collateral Documents (the "Amended PageNet Security Agreement") and (ii) an unsecured guaranty, made by the Parent to the Agents under the Existing PageNet Credit Agreement, the Existing PageNet Lenders and the PageNet Letter of Credit Issuer ( the "Parent Guaranty (PageNet"), each in form and substance satisfactory to the Managing Agents, dated as of the Merger Effective Date and duly executed by PageNet, each of its Subsidiaries party thereto and the Bank Collateral Agent or the conditions set forth in
Section 8.3(v) shall have been satisfied.

            (I) Cash Flows. (1) The Operating Cash Flow of PageNet for the three month period ending on the Merger Effective Date (or if the Merger Effective Date is not the last day of a month, for the immediately preceding three month period) multiplied by 4 shall not be less than $225,000,000, (2) the sum of (i) Annualized Operating Cash Flow of the Borrower plus (ii) Operating Cash Flow of PageNet for the three month period ending on the Merger Effective Date (or if the Merger Effective Date is not the last day of a month, for the immediately preceding three month period) multiplied by 4 shall not be less than $485,000,000, (3) the aggregate number of Pagers in Service of (x) PageNet and its Subsidiaries as of the Merger Effective Date shall not be less than 7,250,000 and (y) the Borrower and its Subsidiaries and PageNet and its Subsidiaries on a combined basis as of the Merger Effective Date shall not be less than 13,175,000, and (4) the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower (including calculations in reasonable detail) to the foregoing effect in form and substance satisfactory to the Managing Agents.

            (J) Corporate, Tax, Capital and Ownership Structure. The corporate, tax, capital and ownership structure (including articles of incorporation and by-laws), shareholders agreements and management of the Parent, Arch, the Borrower and its Subsidiaries before and after the consummation of the PageNet Transactions shall be satisfactory to the Managing Agents and the aggregate tax liability reasonably expected to be incurred by PageNet and its Subsidiaries and the Parent and its Subsidiaries as a result of the PageNet Transactions shall not exceed $15,000,000 in the aggregate and the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower to the foregoing effect in form and substance satisfactory to the Managing Agents.

            (K) Parent Exchange Offer. The Parent shall have completed the Parent Exchange Offer on terms satisfactory to the Managing Agents, at least 50% of the aggregate principal amount of the Parent Discount Notes shall have been validly tendered and not withdrawn, Parent Discount Noteholder Consents shall have been received from Parent Discount Noteholders holding at least 50% of the aggregate principal amount of the Parent Discount Notes, the Parent Discount


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Note  Indenture   shall  either  have  been   terminated  or  amended  on  terms
satisfactory to Managing Agents, and the Administrative Agent shall have received a certificate of a Financial Officer of the Parent to the foregoing effects in form and substance satisfactory to the Managing Agents.

            (L) PageNet Exchange Offer. Either (1) PageNet shall have completed the PageNet Exchange Offer on terms satisfactory to the Managing Agents, at least 97.5% of the aggregate outstanding principal amount of PageNet Senior Subordinated Notes and at least 50% of the aggregate principal amount of each series of PageNet Senior Subordinated Notes shall have been validly tendered and not withdrawn, PageNet Noteholder Consents shall have been received from the PageNet Noteholders holding at least such percentages of the aggregate outstanding principal amount of PageNet Senior Subordinated Notes, the PageNet Senior Subordinated Indentures shall have been either terminated or amended on terms satisfactory to the Managing Agents, and the Administrative Agent shall have received a certificate of a Financial Officer of the Parent to the foregoing effects in form and substance satisfactory to the Managing Agents, or
(2) the conditions set forth in Section 8.3(v) below shall have been satisfied.

            (M) Minimum Availability. Immediately after the consummation of the PageNet Transactions and the repayment in full of the DIP Facility, the Borrower shall have availability under the Tranche A Commitments in an amount not less than the sum of $85,000,000 plus, without duplication, the amount of any fees or expenses incurred by the Parent or any of its Subsidiaries in connection with the PageNet Transactions which are not paid on the Merger Effective Date.

            (N) Appraisal Rights. The percentage of shares of Stock of PageNet with respect to which the holders thereof shall have perfected their appraisal rights shall not exceed 5% of the outstanding shares of PageNet, the holders of which are entitled to appraisal rights, and the Administrative Agent shall have received a certificate of a Financial Officer of the Parent, in form and substance satisfactory to the Administrative Agent, as to the foregoing, which certificate shall specify the number of such shares.

            (O) Absence of Litigation. Other than, in the event of the commencement of the Bankruptcy Proceeding, litigation before the Bankruptcy Court which litigation is disposed of pursuant to the Confirmation Order
(described in Section 8.3(v)(A) below), there shall be no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Body in any respect affecting the Transactions and no action or proceeding by or before any Governmental Body shall have been commenced and be pending or, to the knowledge of the Parent, the Borrower or Arch, be threatened, seeking to prevent or delay the Transactions or challenging any terms and provisions thereof or seeking any damages in connection therewith which would in the reasonable opinion of the Parent (or in the opinion of the Managing Agents in their sole discretion with respect to which written notice has been provided to the Parent by one or more of the Managing Agents), individually or in the aggregate, have a material adverse effect on (w) the business, property, financial condition, operations, projections or prospects of the Parent and its Subsidiaries on a Consolidated basis, Arch and its Subsidiaries on a


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Consolidated basis or PageNet and its Subsidiaries on a Consolidated  basis; (x)
the legality,  validity or enforceability  of any of the Transaction  Documents,
(y) the ability of the Borrower to repay its obligations under the Loan Documents or of any other Loan Party to perform its obligations under the Loan Documents, or (z) the rights and remedies of the Credit Parties under the Loan Documents, and the Administrative Agent shall have received a certificate of a Financial Officer of the Parent to the foregoing effects in form and substance
satisfactory  to  the  Managing  Agents,   provided  that  to  the  extent  such
certificate relates to PageNet, such certificate shall be to the best of the knowledge of such Financial Officer.

            (P) Absence of Defaults; No Change of Control. The consummation of the Transactions shall not (i) constitute a default under any material agreement of the Parent, PageNet or any of their respective Subsidiaries (other than defaults resulting from the commencement of the Bankruptcy Proceeding or defaults nullified by the Plan of Reorganization or the Confirmation Order),
(ii) require the prepayment, repurchase, redemption or defeasance (other than pursuant to the Exchange Offers or requirements nullified by the Plan of Reorganization or the Confirmation Order) of any indebtedness of the Parent, PageNet or any of their respective Subsidiaries prior to its scheduled maturity, including, without limitation, under any change of control or similar provision, or (iii) constitute a Change of Control, and the Administrative Agent shall have received a certificate of a Financial Officer of the Parent to the foregoing effects in form and substance satisfactory to the Managing Agents.

            (Q) No Default; Representations and Warranties. The Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of the Parent, dated the Merger Effective Date, in all respects satisfactory to the Administrative Agent certifying that as of the Merger Effective Date (A) no Default exists and (B) the representations and warranties contained in the Loan Documents are true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

            (R) Absence of Adverse Changes.

               (1) (a) Neither the Parent,  Arch,  the Borrower nor any of their respective Subsidiaries shall have sustained since December 31, 1998 any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance or from any labor dispute or court or governmental action order, or decree, (b) except for the Additional Tranche C Loans (as defined in and made under the Existing Tranche A and Tranche C Credit Agreement) and the Arch 13 3/4% Notes, since such date there shall not have been a material increase in short-term debt or long-term debt of the Parent, Arch, the Borrower or any of their respective Subsidiaries (other than debt contemplated by this Agreement), and (c) since such date there shall not have been any change, or any development involving a prospective change, that could in the reasonable opinion of the Parent reasonably be expected to result (or in the opinion of the Managing Agents in their sole discretion with respect to which written notice has been provided to the Parent by one or more of the Managing Agents be expected to result) in a material adverse effect on (i) the


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business, property, financial condition, operations, projections or prospects of the  Parent  and its  Subsidiaries  on a  Consolidated  basis  or  Arch  and its
Subsidiaries  on  a  Consolidated   basis;   (ii)  the  legality,   validity  or
enforceability of any of the Loan Documents, (iii) the ability of the Borrower to repay its obligations under the Loan Documents or of any other Loan Party to perform its obligations under the Loan Documents, or (iv) the rights and remedies of the Credit Parties under the Loan Documents.

               (2) (a) Except to the extent publicly disclosed by PageNet prior to the Third Restatement Date, neither PageNet nor any of its Subsidiaries shall have sustained since December 31, 1998, any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance or from any labor dispute or court or governmental action order, or decree (other than, in the event of the commencement of the Bankruptcy Proceeding, litigation before the Bankruptcy Court which litigation is disposed of pursuant to the Confirmation Order (described in Section 8.3(v)(A) below) other than as set forth in its audited financial statements as of that date, (b) since such date, except for borrowings under the Existing PageNet Credit Agreement and borrowings under the DIP Facility, there shall not have been a material increase in short-term debt or long-term debt of PageNet or any of its Subsidiaries (other than, in the event of the commencement of the Bankruptcy Proceeding, pursuant to the DIP Loan Documents, as permitted in the PageNet Merger Documents), and (c) except to the extent publicly disclosed by PageNet prior to the Third Restatement Date, since such date there shall not have been any change, or any development involving a prospective change (other than the commencement of the Bankruptcy Proceeding), that could in the reasonable opinion of the Parent reasonably be expected to result (or in the opinion of the Managing Agents in their sole discretion with respect to which written notice has been provided to the Parent by one or more of the Managing Agents be expected to result) in a material adverse effect on (i) the business, property, financial condition, operations, projections or prospects of PageNet and its Subsidiaries on a Consolidated basis; (ii) the legality, validity or enforceability of any of the Loan Documents, (iii) the ability of the Borrower to repay its obligations under the Loan Documents or of any other Loan Party to perform its obligations under the Loan Documents, or (iv) the rights and remedies of the Credit Parties under the Loan Documents.

               (3) The Administrative Agent shall have received a certificate of a Financial Officer of the Parent, dated the Merger Effective date, in all respects satisfactory to the Managing Agents certifying to clauses (1) and (2) above, provided, that with respect to clause (2), such certificate shall be to the best of the knowledge of such Financial Officer. The filing of the Bankruptcy Proceeding shall not, in and of itself, be deemed to be a material adverse change with respect to PageNet and its Subsidiaries.

            (S) Financial Projections. The Administrative Agent shall have received financial projections of (1) the Parent and its Subsidiaries on a Consolidated basis, (2) Arch and its Subsidiaries on a Consolidated basis, (3) the Borrower and its Subsidiaries on a Consolidated basis, and (4) PageNet and its Subsidiaries on a Consolidated basis, in each case for the period through the Tranche C Maturity Date, each in form and substance satisfactory to the Managing Agents.



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

            (T) FCC Order. The Administrative Agent shall have received a certified copy of a Final Order of the FCC approving the transfer of control of such of PageNet and its Subsidiaries which hold FCC licenses to the Parent or any of its Subsidiaries.

            (U) Consents under PageNet Canadian Loan Documents. The Administrative Agent shall have received, in form and substance satisfactory to the Managing Agents, such amendments, waivers or consents to the Transactions from the lenders under the PageNet Canadian Loan Documents, including, without limitation, amendments to limit the collateral thereunder to the assets of the PageNet Canadian Subsidiaries existing on the Merger Effective Date in which a Lien was granted prior to such date, as the Managing Agents shall require.

            (V) Approvals and Consents. All approvals and consents of all Persons required to be obtained prior to the Merger Effective Date in connection with the consummation of the PageNet Transactions shall have been obtained, including, without limitation, all required approvals of any state Governmental Body, and all required notices shall have been given and all required waiting periods shall have expired, including, without limitation, under the HSR Act (or expiration of applicable waiting periods), and no provision of any applicable statute, law, rule or regulation of any Governmental Body will prevent the execution, delivery or performance of, or affect the validity of, the PageNet Transaction Documents and the Administrative Agent shall have received a certificate of an officer of the Parent to the foregoing effects.

            (W) Stockholder Approval. (a) The stockholders of the Parent shall have approved the PageNet Transactions, (b) either (i) the stockholders of PageNet shall have approved the PageNet Transactions, or (ii) the conditions set forth in Section 8.3(v) shall have been satisfied, and (c) the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Parent to the foregoing effects.

            (X) Existing PageNet Lender Approval. Either (i) all of the Existing PageNet Lenders shall have consented to the consummation of the PageNet Transactions and the Administrative Agent shall have received a Certificate of the Secretary or Assistant Secretary of the Parent to the foregoing effect or
(ii) the conditions set forth in Section 8.3(v) shall have been satisfied.

            (Y) Rights Plan. PageNet's shareholders' rights plan shall be inapplicable to the PageNet Transactions, and the Administrative Agent shall have received a certificate of a Financial Officer of the Parent to the foregoing effects in form and substance satisfactory to the Managing Agents.

            (Z) Consummation of PageNet Transactions.

               (1) Each of the conditions precedent contained in the PageNet Transaction Documents to the consummation of the PageNet Transactions shall have been satisfied (with no waiver of any condition thereof without the prior written consent of the Managing Agents), and the PageNet Transactions (other than the Dropdown) shall have been consummated in accordance with the terms of


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the  PageNet  Transaction  Documents  (with no  amendment,  supplement  or other modification to any term or provision contained therein without the prior written consent of the Required Lenders (other than any amendment, supplement or other modification to any nonmaterial term or provision contained therein or any amendment, supplement or other modification which is not adverse to the Lenders, in each case with the prior written consent of the Managing Agents)) and all applicable laws, governmental policies, rules and regulations.

               (2) All representations and warranties made in the PageNet Transaction Documents by the Parent, Merger Sub and PageNet shall be true and correct in all material respects.

               (3) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Parent, in all respects satisfactory to the Administrative Agent, (a) attaching a true and complete copy of each of the fully executed PageNet Merger Documents, all of which shall be satisfactory to the Managing Agents, and (b) certifying that (i) each PageNet Merger Document is in full force and effect, (ii) no default or event of default by the Parent or the Borrower or, to the best of the knowledge of the Parent and the Borrower, any other party, has occurred and is continuing thereunder, and (iii) each of the conditions specified in clauses (1) and (2) of this subsection (Z) has been satisfied, provided, however, that with respect to the representations and warranties made in the PageNet Transaction Documents by PageNet or any of its Subsidiaries, such certification shall be made to the best knowledge of the Parent.

               (4) The PageNet  Merger  shall occur on or before  September  30,
2000.

               (5) The PageNet Merger Certificate shall have been filed with the Secretary of State of the State of Delaware, which certificate shall comply as to form and substance with the General Corporation Law of Delaware, and the Administrative Agent shall have received a certified copy thereof.

               (6) With respect to each PageNet Subsidiary Merger, if any, a PageNet Subsidiary Merger Certificate shall have been filed with the applicable Governmental Body, each of which shall comply as to form and substance with applicable state law, and the Administrative Agent shall have received a certified copy thereof.

            (AA) Compliance Certificate. The Administrative Agent shall have received a Compliance Certificate signed by a Financial Officer of the Borrower, in all respects reasonably satisfactory to the Administrative Agent, dated the Merger Effective Date, and (i) stating that the Borrower is in compliance with all covenants on a pro-forma basis after giving effect to the Transactions, and
(ii) attaching a copy of a pro-forma Consolidated balance sheet of the Borrower utilized for purposes of preparing such Compliance Certificate, which pro-forma Consolidated balance sheet presents the Borrower's good faith estimate of its pro-forma Consolidated financial condition at the date thereof, after giving effect to the Transactions.

            (BB) Due Diligence. The Lenders' due diligence investigations with respect to the Parent, Arch, the Borrower and their respective Subsidiaries, PageNet and its Subsidiaries and the PageNet Transactions shall be satisfactory in all respects to Required Lenders.

            (CC) Spin-Off. The Spin-Off shall have occurred.


            (DD) Opinions of Counsel to the Loan Parties. The Administrative Agent shall have received opinions (including opinions as to the tax treatment of the Merger) of Hale and Dorr, counsel to the Loan Parties, addressed to the Administrative Agent and the other Credit Parties, dated the Merger Effective Date and in form and substance satisfactory to the Administrative Agent.

            (EE) Opinions of FCC Counsel. The Administrative Agent shall have received an opinion of Wilkinson, Barker, Knauer & Quinn, LLP, FCC counsel to Arch and its Subsidiaries, addressed to the Administrative Agent and the other Credit Parties, dated the Merger Effective Date and in form and substance satisfactory to the Administrative Agent.

            (FF) Opinions of Foreign Counsel. In the event that any Stock of a Foreign Subsidiary of Arch is pledged as collateral pursuant to the Collateral Documents or any Material Foreign Subsidiary becomes a Subsidiary Guarantor on the Merger Effective Date, the Administrative Agent shall have received opinions of foreign counsel to Arch and its Subsidiaries reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and the other Credit Parties, dated the Merger Effective Date and in form and substance satisfactory to the Administrative Agent.

            (GG) Fees and Expenses. All fees and expenses payable to the Agents and the Lenders on the Merger Effective Date shall have been paid, including the reasonable fees and expenses of Special Counsel.

            (HH) Other Documents. The Administrative Agent shall have received such other documents and assurances as the Administrative Agent shall reasonably require.

         (v) In the event that the Bankruptcy Proceeding is commenced, Merger Sub may consummate the PageNet Merger subject to the prior or simultaneous satisfaction of the following additional conditions precedent:

            (A) Plan of Reorganization. PageNet shall have submitted the Plan of Reorganization, which shall be acceptable in all respects to the Managing Agents, to the Bankruptcy Court.

            (B) Repayment of the DIP Facility. The DIP Facility shall have been repaid in full (with not more than $15,000,000 (less any amount invested by the Parent or any of its Subsidiaries in the PageNet Canadian Subsidiaries) having been paid by the Borrower with the proceeds of Tranche A Loans) and all Liens in respect thereof shall have been terminated, and the Administrative Agent shall have received evidence, in form and substance satisfactory to the Managing Agents, to such effect.

            (C) Confirmation Order. The Administrative Agent shall have received a court certified copy of the Confirmation Order, which Confirmation Order shall be a Final Order and shall be satisfactory to the Managing Agents

   Section 8.4 Contingent Obligations.

      Assume, guarantee, indorse, contingently agree to purchase or perform, or otherwise become liable upon any Contingent Obligation or permit any of its Subsidiaries so to do, except:

      (a) Prior to the Existing Arch Senior Note Termination Date. Prior to the Existing Arch Senior Note Termination Date, Contingent Obligations of Arch, the Borrower or any Subsidiary of the Borrower (other than Benbow Investments until such time as Benbow Investments ceases to be an Unrestricted Subsidiary under and as defined in the Arch Indentures, has become a Subsidiary Guarantor and has granted a security interest to the Collateral Agents in its assets pursuant to
Section 7.18(c)) incurred to, or for the benefit of, Arch, the Borrower or any of its Subsidiaries (other than Benbow Investments until such time as Benbow Investments ceases to be an Unrestricted Subsidiary under and as defined in the Arch Indentures, has become a Subsidiary Guarantor and has granted a security interest to the Collateral Agents in its assets pursuant to Section 7.18(c)).

      (b) On and After the Existing Arch Senior Note Termination Date. On and after the Existing Arch Senior Note Termination Date, (i) the Contingent Obligations of Arch and the Subsidiary Guarantors under the Collateral Documents and (ii) guarantees by the Borrower of Indebtedness of any Subsidiary Guarantor or by any Subsidiary Guarantor of Indebtedness of the Borrower or any other Subsidiary Guarantor, provided that such Indebtedness would be permitted by
Section 8.1 if directly incurred.

   Section 8.5 Restricted Payments.

      Declare or make any Restricted Payment, or permit any of its Subsidiaries so to do, except as follows:

      (a) Prior to the Existing Arch Senior Note Termination Date. Prior to the Existing Arch Senior Note Termination Date, whether or not any of the Parent Discount Notes are outstanding or the Existing Discount Indenture is in effect, the following Restricted Payments shall be permitted:

         (i) any Subsidiary of Arch may, directly or indirectly, make Restricted Payments to Arch, the Borrower or any of its Subsidiaries (other than Benbow Investments until such time as Benbow Investments ceases to be an Unrestricted Subsidiary under and as defined in the Arch Indentures, has become a Subsidiary Guarantor and has granted a security interest to the Collateral Agents in its assets pursuant to Section 7.18(c));

         (ii) Arch and its Subsidiaries may make Restricted Payments to the Parent for purposes of enabling the Parent, as a Consolidated taxpayer, to pay Taxes pursuant to the terms set forth in the Tax Sharing Agreement;

         (iii) the Borrower and its Subsidiaries may pay Management Fees to Arch in any fiscal quarter (in an aggregate amount not exceeding 1 1/2% of the net revenue of Arch and its Subsidiaries for the immediately preceding four fiscal quarters ending with the latest fiscal quarter for which Arch has filed a quarterly report with the SEC on form 10Q or an annual report on form 10K) in accordance with the terms set forth in the Management Agreement for services rendered to the Borrower or any of its Subsidiaries, provided that (i) no Default or Event of Default has occurred or is continuing (provided that during the continuance of a Default or an Event of Default, the Management Fee may be accrued, but not paid) and (ii) any such Management Fee accrued or paid shall be treated as an operating expense and deducted from the calculation of Operating Cash Flow of the Borrower; and

         (iv) provided that no Default or Event of Default shall exist both before and after giving effect thereto, after the Borrower has delivered financial statements pursuant to Section 7.1(a) or (b) that demonstrate that the Total Leverage Ratio has been less than 3.00:1:00 for the immediately preceding two consecutive fiscal quarters, and provided that the Total Leverage Ratio would be less than 3.00:1.00 after giving effect thereto, (A) Arch may make any Restricted Payments to the Parent, and (B) the Parent may make any Restricted Payments to its shareholders.

      (b) On and After the Existing Arch Senior Note Termination Date. On and after the Existing Arch Senior Note Termination Date, whether or not any of the Parent Discount Notes are outstanding or the Existing Discount Indenture is in effect, the following Restricted Payments shall be permitted:

         (i) any Subsidiary of the Borrower may make a Restricted Payment to its parent;

         (ii) provided that no Default or Event of Default shall exist both before and after giving effect thereto, a Subsidiary of Arch may make a Restricted Payment (other than Management Fees or any payment under the Tax Sharing Agreement or the Management Agreement) to Arch (A) on a day on which Arch is obligated to make a payment in respect of Required Obligations so long as the amount thereof does not exceed the amount of the Required Obligation payable on such date, and (B) for any other purpose so long as after giving effect thereto, the API Leverage Ratio does not exceed 2.00:1.00;

         (iii) Arch and its Subsidiaries may make Restricted Payments to the Parent for purposes of enabling the Parent, as a Consolidated taxpayer, to pay Taxes pursuant to the terms set forth in the Tax Sharing Agreement;

         (iv) the Borrower and its Subsidiaries may pay Management Fees to Arch in any fiscal quarter (in an aggregate amount not exceeding 1 1/2% of the net revenue of Arch and its Subsidiaries for the immediately preceding four fiscal quarters ending with the latest fiscal quarter for which Arch has filed a quarterly report with the SEC on form 10Q or an annual report on form 10K) in accordance with the terms set forth in the Management Agreement for services rendered to the Borrower or any of its Subsidiaries, provided that (i) no Default or Event of Default has occurred or is continuing (provided that during the continuance of a Default or an Event of Default, the Management Fee may be accrued, but not paid) and (ii) any such Management Fee accrued or paid shall be treated as an operating expense and deducted from the calculation of Operating Cash Flow of the Borrower; and

         (v) provided that no Default or Event of Default shall exist both before and after giving effect thereto, after the Borrower has delivered financial statements pursuant to Section 7.1(a) or (b) that demonstrate that the Total Leverage Ratio has been less than 3.00:1:00 for the immediately preceding two consecutive fiscal quarters, and provided that the Total Leverage Ratio would be less than 3.00:1.00 after giving effect thereto, (A) Arch may make any Restricted Payments to the Parent, and (B) the Parent may make any Restricted Payments to its shareholders.

         (vi) Additional Restricted Payments to the Parent. So long as any of the Parent Discount Notes are outstanding or the Existing Discount Indenture is in effect, and provided that immediately before or after giving effect to such declaration and payment no Default or Event of Default shall exist, in addition to any payments permitted under clauses (a) and (b) above, Arch may make Restricted Payments to the Parent (A) on any day in an amount not in excess of the amount of interest due and payable on the Parent Discount Notes on such day,
(B) to enable the Parent to repurchase shares of its Stock in an aggregate amount not exceeding $1,000,000 minus amounts expended for such purpose on or after March 12, 1996 and (C) to enable the Parent to make payments (not exceeding $189,282 in any fiscal year) when due under the Consulting Agreement
constituting  a  part  of  the  Page  Call  Purchase   Documents.

   Section 8.6 Investments, Loans, Acquisitions, Etc.

      At any time, purchase or otherwise acquire, hold or invest in the Stock of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person including an Acquisition, or make any payments in respect of the ACE Subordinated Note, or permit any of its Subsidiaries so to do, (all of which are sometimes referred to herein as "Investments") except:

      (a) Investments in short-term domestic and eurodollar certificates of deposit issued by any Lender, or any other commercial bank, trust company or national banking association incorporated under the laws of the United States or any State thereof and having undivided capital surplus and retained earnings exceeding $500,000,000;

      (b) Investments in short-term direct obligations of the United States of America or agencies thereof which obligations are guaranteed by the United States of America;

      (c)  Investments  existing on the Third  Restatement  Date as set forth in
Schedule 8.6;

      (d) normal business banking accounts and short-term certificates of deposit and time deposits in, or issued by, federally insured institutions;

      (e) commercial paper maturing not in excess of 270 days from the date of acquisition and rated P-1 by Moody's or A1 by S&P on the date of acquisition thereof;

      (f) Indebtedness (which Indebtedness shall not have a maturity in excess of one year) which is rated A or better by Moody's or S&P on the date of acquisition thereof;

      (g) prior to the Existing Arch Senior Note Termination Date, loans or advances by the Borrower or any of its Subsidiaries to Arch, the Borrower or any of its Subsidiaries (other than Benbow Investments until such time as Benbow Investments ceases to be an Unrestricted Subsidiary under and as defined in the Arch Indentures, has become a Subsidiary Guarantor and has granted a security interest to the Collateral Agents in its assets pursuant to Section 7.18(c));

      (h) Acquisitions of Persons in the wireless messaging industry made by the Borrower or any of its Subsidiaries, provided that:

         (i) the Acquisition Consideration of each such Acquisition shall not exceed $25,000,000 individually or $50,000,000 in the aggregate for all such Acquisitions made in any 24 month period,

         (ii) immediately before and after giving effect to each such Acquisition, (A) no Default or Event of Default shall exist, (B) the Total Leverage Ratio shall be less than or equal to 4.75:1.00, and (C) the API Leverage Ratio shall be less than or equal to 2.50:1.00,

         (iii) the representations and warranties set forth in Section 4 (other than Section 4.1 to the extent that Schedule 4.1 does not reflect the Acquisition in question) are true and correct, and

         (iv) the Administrative Agent shall have received with sufficient copies for each Lender (A) ten Business Days' prior written notice thereof, (B) a certificate of a Financial Officer of the Borrower as to the matters set forth in clauses (i) through (iii) above, (C) unaudited Consolidated pro-forma balance sheets and the Consolidated pro-forma results of operations of the Borrower and its Subsidiaries presenting the pro-forma Consolidated financial condition of the Borrower and its Subsidiaries and the pro-forma Consolidated statements of operations of the Borrower and its Subsidiaries through the Tranche C Maturity Date, (D) a Compliance Certificate on a pro forma basis giving effect to such Acquisition, (E) such other documents as may be requested by the Administrative Agent or its counsel in order for the Bank Collateral Agent or the Collateral Agents to obtain a perfected first priority security interest in the Property or Stock so acquired under the Collateral Documents solely to the extent that (x) such Collateral Documents are then effective and (y) a security interest has been granted by the Person making the Acquisition in the type of Property or Stock being acquired, and (F) such other information or documents as the Administrative Agent shall have reasonably requested;

         (i) Investments consisting of the Intercompany Notes;



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

         (j) Investments by the Borrower or any Subsidiary Guarantor in Intercompany Subordinated Debt, provided, however, that (A) any such loan is evidenced by a subordinated promissory note in form and substance satisfactory to the Administrative Agent which is delivered to the Appropriate Party under the applicable Collateral Document, and (B) no Default or Event of Default would exist before or after giving effect thereto;

         (k) Investments by the Borrower in Benbow Investments consisting solely of the ACE Subordinated Note;

         (l) Additional Benbow Investments, provided that:

            (i) immediately before or after giving effect to any such Additional Benbow Investment, no Default or Event of Default shall exist,

            (ii) prior to the Existing Arch Senior Note Termination Date, the amount of such Additional Benbow Investments (exclusive of Parent common Stock contributed to Benbow Investments and advanced by Benbow Investments to Benbow to enable Benbow to satisfy its obligations under the Page Call Purchase
Agreement or to satisfy the Parent's guaranty thereof) shall not exceed $10,000,000 in the aggregate in any one fiscal year of the Borrower and $25,000,000 in the aggregate for all such Additional Benbow Investments, and provided further that the amount of such Additional Benbow Investments shall not exceed the amount required to be paid by Benbow Investments to June Walsh pursuant to the Benbow Purchase Agreement plus the amount required to be advanced by Benbow Investments to Benbow to enable Benbow to make payments to Lisa-Gaye Shearing under the Page Call Purchase Documents; and

            (iii) on and after the Existing Arch Senior Note Termination Date, Additional Benbow Investments may be made so long as before and after giving effect thereto the API Leverage Ratio is less than or equal to 2:00:1.00, provided that the amount of such Additional Benbow Investments shall not exceed the amount required to be paid by Benbow Investments to June Walsh pursuant to the Benbow Purchase Agreement plus the amount required to be advanced by Benbow Investments to Benbow to enable Benbow to make payments to Lisa-Gaye Shearing under the Page Call Purchase Documents;

         (m) payments by the Borrower in respect of the ACE Subordinated Note, provided that (i) no Default or Event of Default would exist and be continuing immediately before and after giving effect thereto, (ii) the amount of any such payment shall not exceed the amount of Additional Benbow Investments permitted to be made to Benbow pursuant to the provisions of Section 8.6(l) as of the date such payment is made, and (iii) the proceeds of any such payment shall be used promptly and solely as an Additional Benbow Investment;

         (n) other Investments, provided that (i) no Default or Event of Default shall exist both before and after giving effect thereto, (ii) the Borrower shall have delivered financial statements pursuant to Section 7.1(a) or (b) that demonstrate that the Total Leverage Ratio has been less than 3.00:1:00 for the immediately preceding two consecutive fiscal quarters, and (iii) the Total Leverage Ratio would be less than 3.00:1.00 after giving effect thereto; and



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

         (o) the PageNet Transactions to the extent permitted by Section 8.3(iv) and (v).

    Section 8.7 Business and Name Changes.

      Materially change the nature of its business as conducted on the Third Restatement Date, or, without giving the Administrative Agent thirty days' prior written notice, change its name or jurisdiction of organization or permit any Subsidiary to do any of the foregoing .

   Section 8.8 Sale of Property.

      Sell, exchange, lease, transfer, assign or otherwise dispose of any Property to any Person, or permit any of its Subsidiaries so to do, except:

      (a) sales or dispositions of Property in the ordinary course of business, including normal retirements and replacements of Property in the ordinary course of business;

      (b) prior to the Existing Arch Senior Note Termination Date, sales or other dispositions of Property between Arch, the Borrower or any Subsidiary of Arch; and

      (c) sales or other dispositions of Property by the Borrower or any of its Subsidiaries (each, a "Disposition") not otherwise described in this Section, provided that:

         (i) the Borrower shall give the Administrative Agent at least 10 Business Days' prior written notice of each such Disposition identifying the Property to be sold and the total consideration to be paid in respect thereof,

         (ii) no Default or Event of Default shall exist immediately before or after giving effect thereto,

         (iii) the consideration received or to be received by the Borrower or any of its Subsidiaries shall be payable at least 85% in cash on or before the closing of such Disposition and shall not be less than the fair market value of the Property so sold, as reasonably determined by the Managing Person of the Borrower or such Subsidiary, and

         (iv) each such Disposition made pursuant to this Section 8.8(c) shall not exceed $25,000,000 individually or $50,000,000 in the aggregate in any 24 month period.

   Section 8.9 Subsidiaries.

      Create or acquire any Subsidiary, or permit any of its Subsidiaries so to do, except (i) as otherwise provided pursuant to and in accordance with Section 7.18, 7.19 or 8.6 and (ii) with the consent of Required Lenders, the Borrower or any of its Subsidiaries may create an unconsolidated Subsidiary not subject to the provisions contained in Articles 7 and 8.

   Section 8.10 Organizational Documents.

      Amend or otherwise modify its Organizational Documents in any way which would adversely affect the interests of the Lenders under any of the Loan Documents or the obligations the Borrower or any of its Subsidiaries under any of the Loan Documents, or permit any of its Subsidiaries so to do.

   Section 8.11 Prepayments of Indebtedness.

      Prepay or obligate itself to prepay, in whole or in part, or voluntarily redeem or otherwise retire prior to the maturity thereof, any Indebtedness (other than Indebtedness under the Loan Documents, or permit any of its Subsidiaries so to do, except (i) prepayment of the Arch Senior Notes with the proceeds of any Replacement Notes, and (ii) prior to the Existing Arch Senior Note Termination Date, Indebtedness owed by the Borrower or any of its Subsidiaries to Arch or any of its other Subsidiaries.

   Section 8.12 Sale and Leaseback.

      Enter into any arrangement with any Person providing for the leasing by it of Property which has been or is to be sold or transferred by it to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or its rental obligations, or permit any of its Subsidiaries so to do, except that (i) the Borrower or any of its Subsidiaries may lease any transmitting tower site which was the subject of a Disposition, and (ii) prior to the Existing Arch Senior Note Termination Date, the Borrower or any of its Subsidiaries may enter into any such sale and leaseback transaction with Arch or any of its other Subsidiaries.

   Section 8.13 Issuance of Stock.

      Issue any additional Stock or other equity or ownership interest, or permit any of its Subsidiaries so to do, except that the Borrower or any of its Subsidiaries may issue additional common Stock to its immediate parent provided that simultaneously therewith such Stock shall be delivered to the Appropriate Party, with appropriate stock powers.

   Section 8.14 Fiscal Year.

      Change its fiscal year from that in effect on the Third Restatement Date or permit any of its Subsidiaries so to do.

   Section 8.15 Amendments, Etc. of Certain Agreements.

      Except as contemplated by the Parent Exchange Offer, enter into or agree to any amendment, modification or waiver of any term or condition of any of the Intercompany Notes, the Management Agreement, any Non-Competition Agreement, the Parent Subordinated Indenture, the Parent Subordinated Debentures, the Parent Discount Notes Indenture, the Parent Discount Notes, the Arch Senior Notes, the Arch Indentures, the PageNet Canadian Loan Documents, the Tax Sharing Agreement, the Subordination Agreement or the Benbow Purchase Agreement, in each case in any way which could adversely affect either (i) the interests of the Administrative Agent and the Lenders under the Loan Documents or (ii) any Loan Party's ability to perform its obligations under the Loan Documents.

   Section 8.16 Transactions with Affiliates.

      Become a party to any transaction with an Affiliate or permit any of its Subsidiaries so to do, unless its Managing Person shall have determined that the terms and conditions relating to such transaction are as favorable to it as those which would be obtainable at that time in a comparable arms-length transaction with a Person other than an Affiliate.

   Section 8.17 ERISA.

      Adopt or become obligated to contribute to any Plan or Multiemployer Plan, or permit any of its Subsidiaries or Commonly Controlled Entity so to do.

   Section 8.18 Capital Expenditures.

      During the period on and after the Merger Effective Date, make any Capital Expenditures (or incur any obligation to make any Capital Expenditure) or permit any of its Subsidiaries to make any Capital Expenditures (or incur any such obligation), in any fiscal quarter set forth in the following table in an aggregate amount in excess of the amount set forth below for such fiscal quarter:

     ============================================= =====================
                Fiscal Quarter Ending                     Amount
     --------------------------------------------- ---------------------
                 September 30, 2000                     $75,000,000
     --------------------------------------------- ---------------------
                 December 31, 2000                      $75,000,000
     --------------------------------------------- ---------------------
                   March 31, 2001                       $70,000,000
     ============================================= =====================

Capital Expenditures shall be calculated on a non-cumulative basis so that amounts not used in a fiscal quarter may not be carried over and used in a subsequent fiscal quarter.

ARTICLE 9. DEFAULT


   Section 9.1 Events of Default.

      The following shall each constitute an "Event of Default" hereunder:

      (a) The failure of the  Borrower to pay (i) any  principal  on any Note or
(ii) any Reimbursement Obligation on the date when due and payable; or

      (b) The failure of the Borrower to pay any interest or any other fees or expenses payable under any Loan Document or otherwise to the Administrative Agent with respect to the loan facilities established hereunder within three Business Days of the date when due and payable; or

      (c) The use of the proceeds of any Loan in a manner inconsistent with or in violation of Section 2.7; or

      (d) The failure of any Loan Party to observe or perform any covenant or agreement contained in Section 7.2(f), 7.3, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16,
7.17, 7.18, 7.19 or 7.20, Article 8 of this Agreement, Section 2 of the Subsidiary Guaranty, Section 2, 8(c), 8(k), 8(l), 8(m), 8(n) or 9 of the Parent Guaranty or Section 2, 5(c), 5(k), 5(l), 5(m) or 6 of the Arch Guaranty; or

      (e) The failure of any Loan Party to observe or perform any other term, covenant, or agreement contained in any Loan Document and such failure shall have continued unremedied for a period of 30 days from the first date when the Parent, Arch or the Borrower shall have obtained knowledge thereof; or

      (f) Any representation or warranty of any Loan Party (or of any officer of the Borrower or Arch on its behalf) made in any Loan Document or in any certificate, report, opinion (other than an opinion of counsel) or other document delivered or to be delivered pursuant to this Agreement, shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

      (g) Any obligation of the Parent or any of its Subsidiaries (other than, prior to the date on which Benbow Investments becomes a Subsidiary Guarantor, Benbow Investments), whether as principal, guarantor, surety or other obligor, for the payment of any Indebtedness or operating leases in an aggregate amount greater than $10,000,000 (i) shall become or shall be declared to be due and payable prior to the expressed maturity thereof, or (ii) shall not be paid when due or within any grace period for the payment thereof, or (iii) the holder of any such obligation shall have the right to declare such obligation due and payable prior to the expressed maturity thereof, including in the case of clauses (i) and (iii), as a result of any mandatory redemption of the Arch Senior Notes; or

      (h) the Parent or any of its Subsidiaries shall (i) suspend or discontinue its business, or (ii) make an assignment for the benefit of creditors, or (iii) generally not be paying its debts as such debts become due, or (iv) admit in writing its inability to pay its debts as they become due, or (v) file a voluntary petition in bankruptcy, or (vi) become insolvent (however such insolvency shall be evidenced), or (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, or (viii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, or (ix) be the subject of any such petition or proceeding referred to above filed against it which remains undismissed for a period of 60 days, or (x) file any answer admitting or not contesting the material allegations of any such petition filed against it or any order, judgment or decree approving such petition in any such proceeding, or (xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains


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in effect  for 60 days,  or (xii)  take any  formal  action  for the  purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Parent or any of its Subsidiaries; or

      (i) An order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court having jurisdiction (i) adjudging the Parent or any of its Subsidiaries bankrupt or insolvent, or (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of or in respect of the Parent or any of its Subsidiaries under the United States bankruptcy laws or any other applicable Federal or state law, or (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Parent or any of its Subsidiaries or of any substantial part of the Property thereof, which decree or order has continued unstayed and in effect for a period of 60 days, provided that such 60 day period shall not apply (and an immediate Event of Default shall occur) if such decree or order has been submitted by, or consented to, by the Parent or any of its Subsidiaries, or (iv) ordering the winding up or liquidation of the affairs of the Parent or any of its Subsidiaries (other than an order requested by the Parent or any of its Subsidiaries in respect of a transaction permitted by Section 7.3); or

      (j) Any judgment or decree against the Parent or any of its Subsidiaries aggregating in excess of $1,000,000 shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or

      (k) Any Loan Document shall cease, for any reason, to be in full force and effect, or any Loan Party shall so assert in writing; or

      (l) The FCC or any other Governmental Body cancels or revokes any of Arch's or any of its Subsidiaries' material licenses, or fails to renew any such license or licenses, which cancellation, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

      (m) There shall occur a Change of Control; or

      (n) There shall occur a Default or Event of Default (under and as defined in the Parent Discount Notes Indenture, the Parent Subordinated Note Indenture or any of the Arch Indentures).

      Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, (a) if such event is an Event of Default specified in clauses (h) or (i) above, the Commitments shall immediately and automatically terminate and the Loans, all accrued and unpaid interest thereon, the Reimbursement Obligations, the PageNet Reimbursement Obligations and all other amounts owing under the Loan Documents shall immediately become due and payable without any further action, and the Administrative Agent, upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided in the Loan Documents, and (b) if such event is any other Event of Default, any or all of the following actions may be taken: (i) upon the direction of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Commitments to be terminated, forthwith, whereupon the Commitments shall immediately terminate, and (ii) upon the direction of the


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Required Lenders,  the  Administrative  Agent shall, by notice of default to the
Borrower, declare the Loans, all accrued and unpaid interest thereon, the Reimbursement Obligations, the PageNet Reimbursement Obligations and all other amounts owing under the Loan Documents to be due and payable forthwith,
whereupon  the  same  shall  immediately   become  due  and  payable,   and  the
Administrative Agent shall, and upon the direction of the Required Lenders, exercise any and all remedies and other rights provided pursuant to the Loan Documents. Except as otherwise provided in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. To the extent not prohibited by applicable law, the Borrower hereby further expressly waives and covenant not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of any Loan Document.

      In the event that the Commitments shall have terminated or the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents shall have become due and payable pursuant to the provisions of this
Section 9, any funds received by any Credit Party from or on behalf of the Borrower (except funds received by any Lender as a result of a purchase from any other Lender pursuant to Section 2.9(c)) shall be remitted to, and applied by, the Administrative Agent in the following manner and order:

         (i) first, to reimburse the Administrative Agent, the Letter of Credit Issuer, the PageNet Letter of Credit Issuer and the Lenders, in that order, for any expenses due from the Borrower pursuant to the provisions of Section 11.4,

         (ii) second, to the payment of the Fees, pro rata according to the Fees due and owing to the Credit Parties,

         (iii) third, to the payment, pro rata according to the Total Percentage of each Lender, of interest due on the Loans, the Reimbursement Obligations and the PageNet Reimbursement Obligations,

         (iv) fourth, to the payment of any other fees, expenses or other amounts (other than the principal of and interest on the Loans) payable by the Loan Parties to the Credit Parties under the Loan Documents,

         (v) fifth, to the payment to the Lenders of, and on a pro rata basis in accordance with, the unpaid principal amount of the Loans, the Reimbursement Obligations and the PageNet Reimbursement Obligations and each amount then due and payable under each Secured Hedging Agreement between the Borrower and a Lender, and

         (vi) sixth, any remaining funds shall be paid to the Borrower or as a court of competent jurisdiction shall direct.



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ARTICLE 10. THE ADMINISTRATIVE AGENT

   Section 10.1  Appointment.


      Each of the Lenders hereby irrevocably appoints BNY as the Administrative Agent, Collateral Agent and Security Agent and authorizes the Administrative
Agent, Collateral Agent and Security Agent to take such actions on its behalf and to exercise such powers as are delegated to it by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

   Section 10.2 Individual Capacity.

      The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower, any Subsidiary, or any Affiliate of the Borrower as if it were not the Administrative Agent hereunder.

   Section 10.3 Exculpatory Provisions.

      The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (1) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (2) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.1), and (3) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any Subsidiary that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.1) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or another Credit Party and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreements, instrument or document, or (v) the satisfaction of any condition set forth in Article 5 or 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.



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   Section 10.4 Reliance by Administrative Agent.

      The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel to the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

   Section 10.5 Delegation.

      The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more subagents appointed by the Administrative Agent, provided that no such delegation shall serve as a release of the Administrative Agent or waiver by the Borrower of any rights hereunder. The Administrative Agent and any such subagent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Section 10 shall apply to any such subagent and to the Related Parties of the Administrative Agent and any such subagent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

   Section 10.6 Resignation; Successor Administrative Agent.

      Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the written consent of the Borrower (such consent not to be unreasonably withheld and not to be required during the continuance of an Event of Default) to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring
Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Section 10 and Section 11.4 shall continue in effect for the benefit of such retiring Administrative Agent, its subagents and their respective Related Parties in respect of any actions taken or permitted to be taken by any of them while it was acting as Administrative Agent.



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   Section 10.7 Non-Reliance on Other Credit Parties.

      Each Credit Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Credit Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

   Section 10.8 Agents.

      The Bank Collateral Agent, BNY as a Collateral Agent and the Security Agent shall have no duties or obligations under the Loan Documents in such capacities except for such duties and obligations expressly set forth in the Loan Documents to which it is a party. The Managing Agents, Syndication Agent, Documentation Agent and Co-Documentation Agents shall have no duties or obligations under the Loan Documents in their respective capacities as Managing Agents, Syndication Agent, Documentation Agent and Co-Documentation Agents. The Bank Collateral Agent, BNY, as a Collateral Agent, the Security Agent, the Managing Agents, Syndication Agent, Documentation Agent and Co-Documentation Agents shall be entitled to the same protections, indemnities and rights, and subject to the same standards with respect to their actions, inactions and duties, as the Administrative Agent.

ARTICLE 11. MISCELLANEOUS


   Section 11.1 Amendments and Waivers.


      (a) No failure to exercise and no delay in exercising, on the part of any Credit Party, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether any Credit Party may have had notice or knowledge of such Default at the time.

      (b) Notwithstanding anything to the contrary contained in any Loan Document, with the written consent of the Required Lenders, the Administrative Agent and the appropriate parties to the Loan Documents (other than the other Credit Parties) may, from time to time, enter into written amendments, supplements or modifications thereof and, with the consent of the Required


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Lenders,  the  Administrative  Agent on behalf of the other Credit Parties,  may execute and deliver to any such parties a written instrument waiving or consenting to the departure from, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default and its consequences; provided, however, that no such amendment, supplement, modification, waiver or consent shall:

         (i) increase the Tranche A Commitment of any Tranche A Lender without such Lender's consent;

         (ii) unless agreed to by each Credit Party affected thereby, (A) reduce the principal amount of any Extension of Credit, or reduce the rate of interest thereon, or reduce any fees or other obligations payable under the Loan Documents, (B) extend any date (including any Maturity Date) fixed for the payment of any principal of or interest on any Extension of Credit, any fees, or any other obligation payable under the Loan Documents, (C) extend the expiration date of any Letter of Credit beyond the Tranche A Maturity Date or extend the expiry date of any Existing PageNet Letter of Credit beyond that in effect on the Merger Effective Date, or (D) extend any date for the reduction of the Aggregate Tranche A Commitments set forth in Section 2.3(b);

         (iii) unless agreed to by all of the Lenders: (A) increase the Aggregate Tranche A Commitments, (B) increase the aggregate outstanding principal amount of the Tranche B Loans or the Tranche C Loans, (C) increase the aggregate outstanding principal amount of the Tranche B-1 Loans as of the Merger Effective Date after giving effect to the Joinder and Assumption Agreement (other than increases made pursuant to the provisions of Section 2.6(j)), (D) add additional tranches (except in connection with the division of a tranche into two or more tranches), (E) change this Section 11.1, the definition of "Minority Lenders" or "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, (F) change Section 2.9 or 11.13 in a manner that would alter the pro rata sharing of payments required thereby, (G) consent to any assignment or delegation by any Loan Party of any of its rights or obligations under any Loan Document, (H) release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, Arch from its obligations under Arch Guaranty or the Parent from its obligations under the Parent Guaranty (except as may be expressly permitted thereunder or hereunder), or (I) release any of the Collateral from the Liens of the Collateral Documents, except as may be expressly permitted thereunder or hereunder,

         (iv) without the consent of Lenders of each Class having not less than 66 2/3% of (A) the Aggregate Tranche A Commitments (or if the Aggregate Tranche A Commitments have expired or otherwise are not in existence, the Tranche A Exposure) in the case of Tranche A Lenders, (B) the aggregate outstanding principal amount of the Tranche B Loans in the case of Tranche B Lenders, (C) the aggregate outstanding principal amount of the Tranche B-1 Loans in the case of Tranche B-1 Lenders, and (D) the aggregate outstanding principal amount of the Tranche C Loans in the case of Tranche C Lenders, change the provisions of
Section 2.4 relating to the  allocation of  prepayments  to the Tranche A Loans,


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Tranche B Loans,  Tranche B-1 Loans and Tranche C Loans and the reduction of the
Aggregate Tranche A Commitments, or

         (v) unless agreed to by the Administrative Agent, the Bank Collateral Agent, BNY, as a Collateral Agent, the Security Agent or the Letter of Credit Issuer, amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Bank Collateral Agent, BNY, as a Collateral Agent, the Security Agent or the Letter of Credit Issuer, respectively, under the Loan Documents.

      Any such amendment, supplement, modification, waiver or consent shall apply equally to each Credit Party and shall be binding upon each Credit Party and each Loan Party party to the applicable Loan Document and upon all future holders of the Notes, the Reimbursement Obligations and the PageNet Reimbursement Obligations. In the case of any waiver, the Credit Parties and each Loan Party party to the applicable Loan Document shall be restored to their former position and rights hereunder and under the outstanding Notes and other Loan Documents to the extent provided for in such waiver, and any Default waived shall not extend to any subsequent or other Default, or impair any right consequent thereon.

   Section 11.2 Notices.

      All notices, requests and demands to or upon the respective parties to the Loan Documents to be effective shall be in writing and, unless otherwise expressly provided therein, shall be deemed to have been duly given or made when delivered by hand, one Business Day after having been sent by overnight courier service, or when deposited in the mail, first-class postage prepaid, or, in the case of notice by facsimile, when sent, to the last address (including telephone and facsimile numbers) for such party specified by such party in a written notice delivered to the Administrative Agent and the Borrower or, if no such written notice was so delivered, as follows:

      (a) in the case of any Loan Party, to such Loan Party c/o Arch Paging, Inc., 1800 West Park Drive, Suite 250, Westborough, Massachusetts 01581,
Attention:  J. Roy Pottle, Chief Financial Officer,  Telephone:  (508) 870-6703,
Facsimile: (508) 870-6076,

      (b) in the case of the Administrative Agent, the Letter of Credit Issuer, the Bank Collateral Agent, the Security Agent or BNY, as a Collateral Agent, to The Bank of New York, Agency Function Administration, One Wall Street, 18th Floor, New York, NY 10286; Attention: Michael Pizarro, Telephone: (212) 635-4697, Facsimile: (212) 635-6365 or 6366 or 6367; with a copy to: The Bank of New York, One Wall Street, 16th Floor, New York, NY 10286, Attention: Geoffrey
C. Brooks, Telephone: (212) 635-8475, Facsimile (212) 635-8593;

      (c) in the case of the PageNet Letter of Credit Issuer, to Bank of America, N.A., 901 Main Street, 64th Floor, Dallas, TX 75202; Attention: Anthony
M. Cacheria, Telephone: (214) 508-0157, Facsimile: (214) 508-9390; and

      (d) in the case of a Tranche A Lender, a Tranche B Lender or a Tranche C Lender which is a signatory to this Agreement, at its address set forth on its


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signature page hereto,  in the case of a Tranche B-1 Lender which is a signatory to the Joinder and Assumption Agreement, at its address set forth on its signature page thereto, in the case of any other Lender, in the Assignment and Acceptance Agreement or other instrument pursuant to which it became a Lender; provided, however, that any notice, request or demand by the Borrower pursuant to Section 2.2, 2.3, 2.4, 2.6 or 3.3 shall not be effective until received. Any party to a Loan Document may rely on signatures of the parties thereto which are transmitted by facsimile or other electronic means as fully as if originally signed.

   Section 11.3 Survival.

      All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Extensions of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder.

   Section 11.4 Expenses; Indemnity.

      (a) The Borrower agrees, on demand therefor and whether any Extension of Credit is made (i) to pay or reimburse the Administrative Agent and its Related Parties for all reasonable out-of-pocket expenses incurred thereby, including the reasonable fees, charges and disbursements of counsel, in connection with the development, preparation, execution, syndication and administration of, the Loan Documents (including any amendment, supplement or other modification thereto (whether or not executed or effective)), any documents prepared in connection therewith and the consummation of the transactions contemplated thereby and (ii) to pay or reimburse each Credit Party for all of its costs and expenses, including reasonable fees and disbursements of counsel, incurred in connection with (A) the protection or enforcement of its rights under the Loan Documents and the Existing PageNet Letters of Credit, including any related collection proceedings and any negotiation, restructuring or "work-out", and (B) the enforcement of this Section.

      (b) The Borrower shall, on demand therefor, indemnify each Credit Party and each of their respective Related Parties (each, an "Indemnified Person") against, and hold each Indemnified Person harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the fees, charges and disbursements of any counsel, incurred by or asserted against any Indemnified Person in connection with or in any way arising out of any Loan Document, any other Transaction Document, any Existing PageNet Letter of Credit or any Transaction, including as a result of (i) any breach by the Borrower of the terms of any Loan Document, the use of proceeds of any Extension of Credit or Existing PageNet Letter of Credit or any action or failure to act on the part of the Borrower, (ii) the consummation or proposed consummation of the Transactions or any other transactions contemplated hereby, (iii) any Extension of Credit or Existing PageNet Letter of Credit or the use of the proceeds therefrom, (iv) any actual or alleged presence or release of Hazardous Substance on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any liability in respect of any Environmental Law related in any way to the Borrower or any of its Subsidiaries, (v) any action or failure to act on the part of the Borrower or (vi) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnified Person is a party thereto (collectively, the "Indemnified Liabilities"), provided that such indemnity shall not, as to any Indemnified Person, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnified Person.

      (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or any of its Affiliates under subsection
(a) or (b) of this Section, each Lender severally agrees, on demand therefor, to pay to the Administrative Agent such Lender's Total Percentage of such amount (determined as of the time that the applicable unreimbursed expense or Indemnified Liability is sought).

   Section 11.5 Successors and Assigns.

      (a) The Loan Documents shall be binding upon and inure to the benefit of each of the parties thereto, and their respective successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations thereunder without the prior written consent of each Credit Party (and any such attempted assignment or transfer without such consent shall be null and void).

      (b) Each Lender may assign all or a portion of its rights and obligations under the Loan Documents to (i) any Subsidiary or Affiliate of such Lender, (ii) any other Lender, or (iii) with the consent of the Borrower, the Administrative Agent, in the case of an assignment of rights and obligations with respect to a Tranche A Commitment, the Letter of Credit Issuer, and in the case of an assignment of rights and obligations with respect to a Tranche B-1 Loan by a Tranche B-1 Lender at any time when an Existing PageNet Letter of Credit is outstanding or there is any unreimbursed PageNet Letter of Credit Reimbursement Obligation with respect to which such Tranche B-1 Lender has not paid its participation share to the PageNet Letter of Credit Issuer, the PageNet Letter of Credit Issuer (which consents shall not be unreasonably withheld or delayed and, in the case of the Borrower's consent, shall not be required during the continuance of an Event of Default), to any other Eligible Institution, provided that:

         (i) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's rights and obligations under the Loan Documents, the amount of the assigning Lender's Tranche A Commitment and Tranche C Loan subject to such assignment shall not be less than $5,000,000, and

         (ii) for each assignment, the assignor and such assignee shall deliver to the Administrative Agent three copies of an Assignment and Acceptance Agreement executed by each of them, along with an assignment fee in the sum of

$3,500 for the account of the Administrative Agent and, if the assignee is not then a Lender and is a Foreign Credit Party, the documents required by Section 3.6(c).

      Upon receipt of such number of executed copies of each such Assignment and Acceptance Agreement together with the assignment fee therefor and the consents required to such assignment, if required, the Administrative Agent shall record the same and execute not fewer than two copies of such Assignment and Acceptance Agreement in the appropriate place, deliver one such copy to the assignor and one such copy to the assignee, and deliver one photocopy thereof, as executed, to the Borrower. Subject to the recording thereof by the Administrative Agent as provided above, from and after the Assignment Date specified in, and as defined in, such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance Agreement, have (in addition to any such rights and obligations theretofore held by it) the rights and obligations of a Lender under the Loan Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance Agreement, be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance Agreement covering all of the assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.4, 3.5,
3.6 and 11.4). The Borrower agrees that, if requested, in connection with each such assignment, it shall at its own cost and expense execute and deliver to the Administrative Agent or such assignee a Note, payable to the order of such assignee and dated the Third Restatement Date. The Administrative Agent shall be entitled to rely upon the representations and warranties made by the assignee under each Assignment and Acceptance Agreement.

      (c) Each Lender may grant participations in all or any part of its rights and obligations under the Loan Documents to one or more Eligible Institutions, provided that (i) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to this Agreement and the other Loan Documents for the performance of such obligations, (iii) the Borrower and the Credit Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents,
(iv) the Borrower shall not at any time be obligated to pay any participant in any interest of any Lender hereunder any sum in excess of the sum which the Borrower would have been obligated to pay to such Lender in respect of such interest had such Lender not sold such participation, and (v) the voting rights of any holder of any participation shall be limited to decisions that in accordance with Section 11.1 require the consent of all of the Lenders.

      (d) Subject to subsection (e) below, any Lender may at any time assign all or any portion of its rights under any Loan Document to any Federal Reserve Bank.

      (e) Except to the extent of any assignment pursuant to subsection (b) above, no Lender shall be relieved of any of its obligations under the Loan Documents as a result of any assignment of or granting of participations in, all or any part of its rights and obligations under the Loan Documents.

   Section 11.6 Counterparts; Integration.

      Each Loan Document (other than the Notes) may be executed by one or more of the parties thereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of any Loan Document to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of a signature page of any Loan Document by facsimile shall be effective as delivery of a manually executed counterpart of such Loan Document. The Loan Documents and any separate letter agreements between the Borrower and a Credit Party with respect to fees embody the entire agreement and understanding among the Loan Parties and the Credit Parties with respect to the subject matter thereof and supersede all prior agreements and understandings among the Loan Parties and the Credit Parties with respect to the subject matter thereof.

   Section 11.7 Severability.

      Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

   Section 11.8 GOVERNING LAW.

      THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

   Section 11.9 Jurisdiction; Service of Process.

      Each party to a Loan Document hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to the Loan Documents. Each party to a Loan Document hereby irrevocably waives, to the fullest extent permitted or not prohibited by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each Loan Party hereby agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that a Credit Party may otherwise have to bring any action or proceeding relating to Loan Documents against the Borrower or its properties in the courts of any jurisdiction. Each party to a Loan Document hereby irrevocably consents to service of process in the manner provided for notices in Section 11.2. Nothing in this Agreement will affect the right of any party to a Loan Document to serve process in any other manner permitted by law.

   Section 11.10 WAIVER OF TRIAL BY JURY.

      EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

   Section 11.11 Savings Clause.

      (a) This Agreement is intended solely as an amendment of, and contemporaneous restatement of, the terms and conditions of the Existing API Credit Agreements and, on and after the Merger Effective Time, the Existing PageNet Credit Agreement, and this Agreement is not intended and should not be construed as in any way extinguishing or terminating the Existing API Credit Agreements or, on and after the Merger Effective Time, the Existing PageNet Credit Agreement. The Borrower Pledge Agreement, the Parent Guaranty, the Arch Guaranty, the Subsidiary Guaranty, the Restricted Subsidiary Security Agreement and each of the Existing PageNet Collateral Documents, each to the extent amended as provided herein, shall remain in full force and effect and continue to secure the Obligations and, on and after the Merger Effective Time, the obligations of PageNet and its Subsidiaries under the Existing PageNet Loan Documents, as set forth therein.

      (b) Nothing in this Agreement shall affect the rights of the Credit Parties to payments under Articles 3 and 11 for the period prior to the Third Restatement Date and such rights shall continue to be governed by the provisions of the Existing API Credit Agreements.

      (c) The applicable Loan Parties have heretofore executed the Borrower Security Agreement (Bank), Borrower Security Agreement (14% Indenture), Borrower Security Agreement (9 1/2% Indenture), Arch Security Agreement (Bank), Arch Security Agreement (14% Indenture), Arch Security Agreement (9 1/2% Indenture), Restricted Subsidiary Security Agreement (14% Indenture), Restricted Subsidiary Security Agreement (9 1/2% Indenture), Unrestricted Subsidiary Security Agreement (Bank), Unrestricted Subsidiary Security Agreement (14% Indenture) and Unrestricted Subsidiary Security Agreement (9 1/2% Indenture), each as defined in the Existing API Credit Agreements. None of the foregoing agreements has been declared effective and no security interest has been granted thereunder. Upon the execution and delivery of the Security and Intercreditor Agreement, each of such agreements shall automatically and with no further action be deemed terminated and of no further force or effect.

   Section 11.12 Confidentiality.

      Each of the Administrative Agent and the other Credit Parties agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature, all non-public information supplied by Arch, the Borrower or any of their respective Subsidiaries pursuant to this Agreement which (a) is identified by such Person as being confidential at the time the same is delivered to such Credit Party or the Administrative Agent, or (b) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder (collectively, the "Confidential Information"), provided, however, that nothing herein shall limit the disclosure of any Confidential Information (i) to the extent required by statute, rule, regulation or judicial process, (ii) on a confidential basis, to counsel to any of the Credit Parties,
(iii) to bank examiners and other governmental bodies or examiners having jurisdiction over such Credit Party, auditors or accountants, and any analogous counterpart thereof, (iv) to the Administrative Agent or the other Credit Parties, (v) in connection with any litigation to which any one or more of the Credit Parties is a party, provided that if practicable to do so under the circumstances, Arch or the Borrower, as the case may be, is given prior notice of, and an opportunity to contest, the production of such Confidential Information (which notice and opportunity shall be reasonable under the circumstances), (vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees in writing to keep such Confidential Information confidential on substantially the same basis as set forth in this Section, or
(vii) to  affiliates of the  Administrative  Agent or any other Credit Party and
(ix) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender. Notwithstanding the provisions of clause
(vii) above, neither the Administrative Agent nor any other Credit Party shall disclose any such Confidential Information to any of its respective affiliates, directors, officers, employees or representatives except to the extent that it or they have a need to know such Confidential Information in connection with the structuring or administration of the Extension of Credit or any Loan Document, any assignment or participation thereof or activities incidental thereto.

   Section 11.13 Intercreditor Agreement.

      (a) Notwithstanding anything in any Loan Document to the contrary, except as otherwise provided in paragraph (b) immediately below, on and after acceleration of the Borrower Obligations, to the extent that proceeds of Existing PageNet Collateral or Existing API Collateral are applied to obligations of the Loan Parties under the Loan Documents and if as a result of such application any Lender would receive payment of a greater proportion of the aggregate principal amount of, or accrued interest on, such obligations than the proportion received by any other Lender, then the Lender receiving such greater proportion shall promptly purchase, at face value for cash, participations in obligations owing to the other Lenders to the extent necessary so that the benefit of such payment shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans.

      (b) Notwithstanding anything in any Loan Document to the contrary, in the event that any Loan Party shall become subject, as a debtor, to any bankruptcy, insolvency, reorganization or other similar proceeding and, in connection therewith, the ratio of the allowed secured claims of the Tranche B-1 Lenders, as a group, in the Existing PageNet Collateral to the total allowed claims of the Tranche B-1 Lenders is different from the ratio of the allowed secured claims of the Tranche A Lenders, Tranche B Lenders and Tranche C Lenders, as a group, in the Existing API Collateral to the total allowed claims of the Tranche A Lenders, Tranche B Lenders and Tranche C Lenders, then the group with the higher ratio shall transfer a pro rata portion of each of its allowed secured claims to the group with the lesser ratio in consideration for a portion of the allowed general unsecured claims of the latter group, in each case at par value, to the extent necessary to cause such ratios to be equal.

 [signature pages follow]

                             AMENDMENT NO. 1 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT



      AMENDMENT NO. 1 (this "Amendment"), dated as of May 19, 2000, to the Third Amended and Restated Credit Agreement, dated as of March 23, 2000, by and among Arch Paging, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc., Barclays Bank PLC and Fleet National Bank, as Managing Agents, Royal Bank of Canada, as
Documentation Agent, Barclays Bank PLC and Fleet National Bank, as Co-Documentation Agents, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement").


                                    RECITALS


      A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement as amended hereby.


      B. The Borrower has requested that certain provisions of the Credit Agreement be amended as set forth below and the Administrative Agent and the Lenders signing below are willing to agree thereto subject to the terms and conditions hereinafter set forth.

      Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. The following table is substituted for the table contained in Section 2.5(a)(ii)(A) of the Credit Agreement (relating to the amortization of the Tranche B-1 Loans):

===============================================================================
       Date            Percentage               Date                Percentage
-------------------------------------------------------------------------------
  March 31, 2001         0.625%           December 31, 2003           5.000%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  June 30, 2001          0.625%           March 31, 2004              5.625%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  September 30, 2001     0.625%           June 30, 2004               5.625%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  December 31, 2001      0.625%           September 30, 2004          5.625%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  March 31, 2002         3.750%           December 31, 2004           5.625%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  June 30, 2002          3.750%           March 31, 2005              6.250%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  September 30, 2002     3.750%           June 30, 2005               6.250%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  December 31, 2002      3.750%           September 30, 2005          6.250%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  March 31, 2003         5.000%           December 31, 2005           6.250%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  June 30, 2003          5.000%           March 31, 2006              7.500%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  September 30, 2003     5.000%           Tranche B-1          the remaining
                                          Maturity Date        unpaid principal
                                                               amount of the
                                                               Tranche B-1 Loans
                                                               together with all
                                                               accrued and
                                                               unpaid interest
                                                               thereon.
===============================================================================

      2. Section 2.7 of the Credit Agreement is amended in its entirety to read as follows:

         The proceeds of the Extensions of Credit shall be used solely, directly or indirectly, (i) for general corporate purposes of the Borrower and its Subsidiaries, including Capital Expenditures and working capital, not inconsistent with the provisions hereof, (ii) to finance Acquisitions to the extent permitted by Section 8.6, (iii) to make Restricted Payments to the extent permitted by Section 8.5, (iv) to make Investments in the PageNet Canadian Subsidiaries in an aggregate amount not in excess of $2,000,000, (v) in the event of the commencement of the Bankruptcy Proceeding, to repay the Indebtedness under the DIP Facility, provided that the aggregate amount of such repayment shall not exceed $50,000,000 and provided further that the conditions of Section 8.3(iv)(M) are satisfied, and (vi) to pay the reasonable out-of-pocket fees and expenses incurred by the Borrower in connection with the transactions contemplated by the Transaction
      Documents. Notwithstanding anything to the contrary contained in any Loan Document, the Borrower agrees that no part of the proceeds of any Extensions of Credit will be used, directly or indirectly, for a purpose which violates any law, including the provisions of Regulations T, U or X.

      3. The following table is substituted for the table contained in Section 7.14(b) of the Credit Agreement (relating to the Interest Coverage Ratio):

========================================================  =====================
                 Period                                           Ratio
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
Merger Effective Date through September 30, 2001                2.00:1.00
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
December 31, 2001 and thereafter                                2.25:1.00
========================================================  =====================


      4. The following table is substituted for the table contained in Section 7.15(b)(i) of the Credit Agreement (relating to the Total Leverage Ratio):

========================================================  =====================
                 Period                                           Ratio
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
Merger Effective Date through June 29, 2001                     4.25:1.00
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
June 30, 2001 through September 29, 2001                        4.00:1.00
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
September 30, 2001 through December 30, 2001                    3.75:1.00
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
December 31, 2001 and thereafter                                3.50:1.00
========================================================  =====================


      5. The following table is substituted for the table contained in Section 7.16(b) of the Credit Agreement (relating to the API Leverage Ratio):

========================================================  =====================
                 Period                                           Ratio
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
Merger Effective Date through June 29, 2001                     3.00:1.00
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
June 30, 2001 through December 30, 2001                         2.75:1.00
--------------------------------------------------------  ---------------------

========================================================  =====================
                 Period                                           Ratio
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
December 31, 2001 through June 29, 2002                         2.50:1.00
--------------------------------------------------------  ---------------------
--------------------------------------------------------  ---------------------
June 30, 2002 and thereafter                                    2.00:1.00
========================================================  =====================


      6. Section 7.17 of the Credit Agreement is amended by substituting "$325,000,000" for "$350,000,000" at the end thereof.

      7. Section 8.3(iv)(I) of the Credit Agreement is amended by substituting "$175,000,000" for "$225,000,000" in clause (1) thereof and by substituting "$400,000,000" for "$485,000,000" in clause (2)(ii) thereof.

      8. Section 8.3(iv)(K) of the Credit Agreement is amended in its entirety to read as follows:

         (K) Parent Exchange Offer. The Parent shall have completed the Parent Exchange Offer on terms satisfactory to the Managing Agents, at least 50% of the aggregate principal amount of the Parent Discount Notes outstanding on January 1, 2000 shall have been validly tendered and not withdrawn or shall have been exchanged for common Stock of the Parent or other Stock of the Parent which, by its terms, converts to common Stock of the Parent on the Merger Effective Date, and the Administrative Agent shall have received a certificate of a Financial Officer of the Parent to the foregoing effects in form and substance satisfactory to the Managing Agents.

      9. Section 8.3(iv)(M) of the Credit Agreement is amended in its entirety to read as follows:

         (M) Minimum Availability. Immediately after the consummation of the PageNet Transactions and the repayment in full of the DIP Facility, the Borrower shall have availability under the Tranche A Commitments in an amount not less than the sum of $85,000,000 minus an amount equal to the outstanding principal amount of the DIP Facility immediately prior to the consummation of the PageNet Merger in excess of $15,000,000 (but not more than $35,000,000) plus, without duplication, the amount of any fees or expenses incurred by the Parent or any of its Subsidiaries in connection with the PageNet Transactions which are not paid on the Merger Effective Date

      10. Section 8.3(v)(B) of the Credit Agreement is amended in its entirety to read as follows:

         (B) Repayment of the DIP Facility. The DIP Facility shall have been repaid in full (including with the proceeds of Tranche A Loans so long as the requirements of Section 8.3(iv)(M) of this Agreement are satisfied), and all Liens in respect thereof shall have been terminated, and the Administrative Agent shall have received evidence, in form and substance satisfactory to the Managing Agents, to such effect.

      11. Paragraphs 1 - 10 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions (the "Amendment Effective Date"):

            (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Parent, Arch, the Subsidiary Guarantors and Required Lenders.

            (b) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and no Default or Event of Default shall exist, and the Administrative Agent shall have received a certificate of an officer of the Borrower, dated the Amendment Effective Date, certifying to such effect.

            (c)  The  Administrative   Agent  shall  have  received  such  other
      documents as it shall reasonably request.

      12. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement (as amended by this Amendment) and the other Loan Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Amendment, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date.

      13. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      14. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

      15. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

                  [Remainder of page intentionally left blank.]

                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT



      AMENDMENT NO. 2 (this "Amendment"), dated as of August 15, 2000, under the Third Amended and Restated Credit Agreement, dated as of March 23, 2000, by and among Arch Paging, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc. and Barclays Bank PLC, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Barclays Bank PLC and Fleet National Bank, as Co-Documentation Agents, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of May 19, 2000 (as so amended, the "Credit Agreement").


                                    RECITALS


      A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement as amended hereby.

      B. The Borrower has requested that certain provisions of the Credit Agreement be amended as set forth below and the Administrative Agent and the Lenders signing below are willing to agree thereto subject to the terms and conditions hereinafter set forth.

      Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. The definition of "Merger Agreement" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

            "Merger Agreement": the Agreement and Plan of Merger, dated as of November 7, 1999, by and among the Parent, Merger Sub and PageNet, as amended by Amendment No. 1, dated as of January 7, 2000, Amendment No. 2, dated as of May 10, 2000, and Amendment No. 3, dated as of July 24, 2000.

      2. Section 8.3(iv)(Z)(4) is amended by substituting "December 31, 2000" for "September 30, 2000" therein.

      3.  Paragraphs 1 through 2 of this Amendment  shall not be effective until
the  prior  or  simultaneous   fulfillment  of  the  following  conditions  (the
"Amendment Effective Date"):

            (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Parent, the Subsidiary Guarantors and Required Lenders.

            (b)  The  Administrative   Agent  shall  have  received  such  other
      documents as it shall reasonably request.

      4. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement (as amended by this Amendment) and the other Loan Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Amendment, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date.

      5. The Borrower has provided to each Lender a copy of Amendment Nos. 2 and 3 to the Merger Agreement. Each Lender which executes this Amendment shall be deemed to have approved such amendments.

      6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      7. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

      8. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

                  [Remainder of page intentionally left blank.]

                             AMENDMENT NO. 3 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

      AMENDMENT NO. 3 (this "Amendment"), dated as of October 20, 2000, under the Third Amended and Restated Credit Agreement, dated as of March 23, 2000, by and among Arch Wireless Holdings, Inc. (formerly, Arch Paging, Inc. and hereinafter referred to as the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc. and Barclays Bank PLC, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Barclays Bank PLC and Fleet National Bank, as Co-Documentation Agents, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of May 19, 2000, and Amendment No. 2, dated as of August 15, 2000 (as so amended, the "Credit Agreement").


                                    RECITALS


      A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement as amended hereby.

      B. The Borrower has requested that certain provisions of the Credit Agreement be amended as set forth below and the Administrative Agent and the Lenders signing below are willing to agree thereto subject to the terms and conditions hereinafter set forth.

      Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. The definition of "Appropriate Party" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                  "Appropriate Party": at any time:

                  (a)  at  all  times  with   respect  to  Existing   API
            Collateral  and  Existing   PageNet   Collateral,   the  Bank
            Collateral Agent;

                  (b) with respect to  Collateral  other than to Existing
            API Collateral and Existing PageNet Collateral:

                     (i) from  and after the  Third Restatement Date  and
            prior to the earlier to occur of the Merger Effective Date and the Existing Arch Senior Note Termination Date, (x) if the Springing Sections of the Security and Intercreditor Agreement are not then effective, the Escrow Agent, or (y) if the Springing Sections of the Security and Intercreditor Agreement are then effective, the Security Agent, and

                     (ii) on and after the earlier to occur of the Merger
            Effective Date and the Existing Arch Senior Note Termination Date, the Security Agent.

      2. Clause (ii) of the  definition of "Collateral  Documents"  contained in
Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

            (ii) on and after the Merger Effective Date, (x) the Borrower Pledge Agreement, the Subsidiary Guaranty, the Arch Guaranty, the Parent Guaranty, the Parent Pledge Agreement, the Restricted Subsidiary Security Agreement, the Amended PageNet Collateral Documents, the Security and Intercreditor Agreement, the PageNet Canada Holdings Guaranty, the PageNet Canada Security Agreement, the PageNet SMR Sub Guaranty, the PageNet SMR Sub Security Agreement, each Secured Hedging Agreement, and the Powers of Attorney, (y) on and after the execution and delivery thereof, the PageNet Canadian Subsidiary Guaranty and the PageNet Canadian Subsidiary Security Agreement, and (z) all other instruments and documents delivered pursuant to Section 7.18 or 7.19 to secure any of the Obligations.

      3. The definition of "Final Order" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

            "Final Order": as to any court, administrative agency or other tribunal, an order or judgment of such tribunal as entered on its docket, which order or judgment shall not have been reversed, stayed, enjoined, annulled or suspended and the time for filing an appeal, petition for certiorari or other request for administrative or judicial relief or, in the case of an order of the FCC, for instituting administrative review of such order sua sponte, has expired and as to which no appeal, petition for certiorari or other formal request for administrative or judicial relief or, in the case of an order of the FCC, for instituting administrative review of such order sua sponte, has been timely filed and is pending or, if an appeal, petition for certiorari or other request for administrative or judicial relief or, in the case of an order of the FCC, for instituting administrative review of such order sua sponte, has been timely filed or taken, the order or judgment of such court, administrative agency or other tribunal has been affirmed (or such appeal, petition or other request for administrative or judicial relief has been dismissed as moot) by the highest court (or other tribunal having appellate jurisdiction over the order or judgment) to which the order was appealed or the petition for certiorari has been denied or, in the case of an order of the FCC which the FCC decided to review sua sponte, the FCC has either withdrawn or dismissed such review, and the time to take any further appeal or to seek further certiorari or judicial or administrative review has expired.

      4.  Clause  (ii)(b) of the  definition  of "Fixed  Charges"  contained  in
Section 1.1 of the Credit Agreement is amended by substituting "Section 2.4(a), 2.4(c), 2.4(d), 2.4(e) or 2.4(f)" for "Section 2.4(a), 2.4(c) or 2.4(d)"
therein.

      5. The definition of "Guarantor Obligations" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

            "Guarantor Obligations": with respect to (i) the Parent, as defined in the Parent Guaranty, (ii) Arch, as defined in the Arch Guaranty, (iii) each of the Subsidiary Guarantors, as defined in the Subsidiary Guaranty, (iv) PageNet Canada Holdings, as defined in the PageNet Canada Holdings Guaranty, (v) with respect to PageNet SMR Sub, as defined in the PageNet SMR Sub Guaranty, and
      (vi) each of the PageNet Canadian Subsidiaries party to the PageNet Canadian Subsidiary Guaranty, as defined in the PageNet Canadian Subsidiary Guaranty.

      6. The definition of "Guarantors" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

            "Guarantors": collectively, (i) the Parent, (ii) Arch, (iii) the Subsidiary Guarantors, (iv) on and after the Merger Effective Date, PageNet Canada Holdings and PageNet SMR Sub, and (v) on and after the execution and delivery of the PageNet Canadian Subsidiary Guaranty at the time required by the Parent Guaranty, each PageNet Canadian Subsidiary party thereto.

      7. The last sentence of the definition of "Operating Cash Flow" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

            Solely for purposes of (i) calculating the API Leverage Ratio and the Total Leverage Ratio, Operating Cash Flow of the Borrower shall be adjusted on a consistent basis satisfactory to the Administrative Agent to give pro-forma effect to any acquisition, sale, exchange or disposition of Property and (ii) Section 8.3(iv)(I), Operating Cash Flow of PageNet and its Subsidiaries shall be adjusted in a manner satisfactory to the Administrative Agent to give effect to the cost savings to be realized on the Merger Effective Date or within three months thereafter in respect of employee and lease terminations and merger related costs, as if such cost savings were realized during the three month period immediately preceding the Merger Effective Date for which financial statements are available.

      8. The definition of "Pagers in Service" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

            "Pagers in Service": at any time, units in service as determined under the methodology used by the Parent in its financial statements as of the Third Restatement Date.

      9. The definition of "PageNet Merger Documents" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows.

            "PageNet Merger Documents": collectively, (i) the Merger Agreement, (ii) the PageNet Subsidiary Merger Documents and (iii) all other documents executed and delivered in connection with the PageNet Merger, each PageNet Subsidiary Merger, the PageNet Canada Holdings Spin-Off, the PageNet SMR Sub Contribution, the Spin-Off and the Dropdown.

      10. The following definitions are added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

            "Amendment No. 3": Amendment No. 3, dated as of October 20, 2000, to this Agreement.

            "PageNet Canada Holdings Guaranty": the PageNet Canada Holdings Guaranty, made by PageNet Canada Holdings to the
      Collateral Agent, in form and substance satisfactory to the Managing Agents.

            "PageNet Canada Holdings Security Agreement": the PageNet Canada Holdings Security Agreement, made by PageNet Canada Holdings to the Collateral Agent, in form and substance satisfactory to the Managing Agents.

            "PageNet Canada Holdings Spin-Off": the distribution by PageNet to the Parent, immediately after the Merger Effective Time and immediately prior to the Dropdown, of 100% of the issued and outstanding Stock of each of PageNet Canada Holdings and PageNet SMR Sub.

            "PageNet Canadian Subsidiary Guaranty": the PageNet Canadian Subsidiary Guaranty, made by each PageNet Canadian Subsidiary party thereto to the Administrative Agent, substantially in the form of the Subsidiary Guaranty with such changes thereto as may be necessary to reflect appropriate provisions of local law and as are satisfactory to the Managing Agents.

            "PageNet Canadian Subsidiary Security Agreement": the PageNet Canadian Subsidiary Security Agreement, made by each PageNet
      Canadian Subsidiary party thereto to the Administrative Agent, substantially in the form of the Subsidiary Guaranty with such changes thereto as may be necessary to reflect appropriate provisions of local law and as are satisfactory to the Managing Agents.

            "PageNet SMR Sub": PageNet SMR Corporation, a Delaware corporation and a newly created wholly-owned Subsidiary of PageNet.

            "PageNet SMR Sub Contribution": the contribution, on or after the Merger Effective Date and immediately prior to the Dropdown, by PageNet and/or one or more of its Subsidiaries to PageNet SMR Sub of (i) certain of the SMR Spectrum licenses issued to PageNet and/or one or more of its Subsidiaries and (ii) an amount not in excess of $3,250,000 to enable PageNet SMR Sub to perform its obligations to lend such amount to the Distributed Subsidiary in accordance with the Plan of Reorganization.

            "PageNet SMR Sub Guaranty": the PageNet SMR Sub Guaranty, made by PageNet SMR Sub to the Collateral Agent, in form and substance satisfactory to the Managing Agents.

            "PageNet SMR Sub Security Agreement": the PageNet SMR Sub Security Agreement, made by PageNet SMR Sub to the Collateral Agent, in form and substance satisfactory to the Managing Agents.

            "Parent Pledge Agreement": the Pledge Agreement, made by the Parent to the Collateral Agent, in form and substance satisfactory to the Managing Agents.

      11. Section 2.4 of the Credit Agreement is amended by deleting the word "and" at the end of subsection (c) thereof, by substituting a comma for the period at the end of subsection (d) thereof and by adding new subsections (e) and (f) to the end thereof to read as follows:

               (e) on the date of the receipt by the Borrower of any equity contribution made directly or indirectly by the Parent as required by the Parent Guaranty in connection with the sale of the Stock or assets of the PageNet Canadian Subsidiaries, in an amount equal to 100% thereof; and

               (f) on the first anniversary of the Merger Effective Date, in an amount equal to $110,000,000.

      12. Section 2.5(e) of the Credit Agreement is amended in its entirety to read as follows:

            (e) Application of Prepayments. Each prepayment of the Tranche B Loans, Tranche B-1 Loans and Tranche C Loans pursuant to Sections 2.4(a), (b), (c), (d), (e) and (f) and 2.5(b) shall be applied against the remaining installments of principal required to be paid pursuant to Section 2.5(a)(i), 2.5(a)(ii) or 2.5(a)(iii), as applicable, pro rata against such installments.

      13. Section 7.18(b) of the Credit Agreement is amended by deleting the phrase "(other than any PageNet Canadian Subsidiary so long as the PageNet Canadian Loan Documents to which it is a party are in effect)".

      14. Section 8.1(ix) of the Credit Agreement is amended in its entirety to read "Intentionally Omitted".

      15. Section 8.2(vi) of the Credit Agreement is amended in its entirety to read "Intentionally Omitted".

      16. Section 8.3(iv)(E) of the Credit Agreement is amended by (i) adding the phrase "at the time of the Dropdown" immediately after the first reference therein to "PageNet and each of its Subsidiaries" and before "(other than Non-Material Foreign Subsidiaries)," and (ii) deleting the phrase "(other than any PageNet Canadian Subsidiary so long as the PageNet Canadian Loan Documents to which it is a party are in effect)" in clause (i) thereof.

      17. Section 8.3(iv)(F) of the Credit Agreement is amended in its entirety to read as follows:

            (F) Replacement Schedules. The Administrative Agent shall have received replacement Schedules 4.1, 8.1, 8.2 and 8.6 to this Agreement and Schedule 4(a) to the Arch Guaranty, each in form and substance satisfactory to the Administrative Agent.

      18. Section 8.3(iv)(I) of the Credit Agreement is amended by replacing the phrase "the three month period ending on the Merger Effective Date (or if the Merger Effective Date is not the last day of a month, for the immediately preceding three month period)" appearing in clauses (I)(1) and (I)(2)(ii) with the phrase "the three month period immediately preceding the Merger Effective Date for which financial statements are available".

      19. Section 8.3(iv)(M) of the Credit Agreement is amended by substituting "$50,000,000" for "$85,000,000" therein.

      20. Section 8.3(iv)(T) of the Credit Agreement is amended in its entirety to read as follows:

            (T) FCC Order. The Administrative Agent shall have received a copy of a Final Order of the FCC, certified to be true and correct by an officer of the Borrower, approving the transfer of control of such of PageNet and its Subsidiaries which hold FCC licenses to the Parent or any of its Subsidiaries, it being understood and agreed that the order of the FCC dated April 25, 2000 shall be deemed to be a Final Order notwithstanding the filing of the Petition for Reconsideration or Informal Complaint by Metrocall on September 12, 2000, provided that the opinion of FCC counsel delivered pursuant to Section 8.3(iv)(EE) contains an opinion, in form and substance satisfactory to the Managing Agents, that should the FCC determine that such Informal Complaint has merit, the FCC would have no authority, as a matter of law, to rescind or modify its order approving the transfer of control of PageNet and its Subsidiaries as contemplated by the PageNet Merger Documents and that any possible sanctions which the FCC may impose in such circumstances would not have a Material Adverse Effect had they been imposed on the Merger Effective Date.

      21. Section 8.3(iv)(U) of the Credit Agreement is amended in its entirety to read as follows:

            (U) Consents under PageNet Canadian Loan Documents. The Administrative Agent shall have received, in form and substance satisfactory to the Managing Agents, such amendments, waivers or consents to the Transactions from the lenders under the PageNet Canadian Loan Documents.

      22. Section 8.3(iv)(CC) of the Credit Agreement is amended in its entirety to read as follows:

            (CC)  PageNet  SMR  Contribution;   PageNet  Canada  Holdings
      Spin-Off; Spin-Off. Each of the PageNet SMR Contribution; PageNet Canada Holdings Spin-Off and Spin-Off shall have occurred.

      23. Section 8.3(iv) of the Credit Agreement is amended by re-lettering subsection "(HH)" as "(MM)" and by adding new subsections (HH), (II), (JJ), (KK) and (LL) to read as follows:

            (HH) Parent Guaranty. The Administrative Agent shall have received an amendment and restatement of the Parent Guaranty, substantially in the form of Annex A to Amendment No. 3, duly executed by an authorized officer of the Parent.

            (II) Parent Pledge Agreement. The Administrative Agent shall have received the Parent Pledge Agreement, duly executed by an authorized officer of the Parent, together with stock certificates representing all of the issued and outstanding shares of Stock of PageNet Canada Holdings and PageNet SMR Sub and stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates.

            (JJ) PageNet Canada Holdings Guaranty; PageNet Canada Holdings Security Agreement. The Administrative Agent shall have received the PageNet Canada Holdings Guaranty and the PageNet Canada Holdings Security Agreement, duly executed by an authorized officer of PageNet Canada Holdings.

            (KK) PageNet SMR Sub Contribution. The PageNet SMR Sub Contribution shall have been made and all approvals and consents necessary to consummate the same shall have been received and shall be in full force and effect, and the Administrative Agent shall have received a certificate of an officer of the Borrower to such effect.

            (LL) PageNet SMR Sub Guaranty; PageNet SMR Sub Security Agreement. The Administrative Agent shall have received the PageNet SMR Sub Guaranty and the PageNet SMR Sub Security Agreement, duly executed by an authorized officer of PageNet SMR Sub.

      24. Section 8.6(i) of the Credit Agreement is amended in its entirety to read as follows:

            (i)  Investments   consisting  of  the  Intercompany   Notes,
      provided, however, that no such Investment may be made by the Borrower or any of its Subsidiaries in any PageNet Canadian Subsidiary until such time as such PageNet Canadian Subsidiary shall have executed and delivered to the Collateral Agent the PageNet Canadian Subsidiary Guaranty and the PageNet Canadian

      Subsidiary Security Agreement and the Collateral Agent shall have a perfected first priority security interest in its assets;

      25. Section 9.1(d) of the Credit Agreement is amended in its entirety to read as follows:

            (d) The failure of any Loan Party to observe or perform any covenant or agreement contained in Sections 7.2(f), 7.3, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16, 7.17, 7.18, 7.19 or 7.20 or Article 8
      of this Agreement, Section 2 of the Subsidiary Guaranty, Section 2, 8(c), 8(k), 8(l), 8(m), 8(n) or 9 of the Parent Guaranty, Section 2, 5(c), 5(k), 5(l), 5(m) or 6 of the Arch Guaranty, Section 2 of the PageNet Canada Holdings Guaranty, or Section 2 of the PageNet SMR Sub Guaranty; or

      26. Paragraphs 1 through 25 of this Amendment shall not be effective until
the  prior  or  simultaneous   fulfillment  of  the  following  conditions  (the
"Amendment Effective Date"):

         (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Parent, Arch, the Subsidiary Guarantors and Required Lenders.

         (b) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each of the Borrower, the Parent, Arch and the Subsidiary Guarantors: (i) attaching a true and complete copy of the resolutions of its Managing Person authorizing this Amendment in form and substance satisfactory to the Administrative Agent, (ii) certifying that its certificate of incorporation and by-laws have not been amended since March 23, 2000, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

         (c) The Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Managing Agents.

         (d) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and no Default or Event of Default shall exist, and the Administrative Agent shall have received a certificate of an officer of the Borrower, dated the Amendment Effective Date, certifying to such effect.

         (e) The Administrative Agent shall have received such other documents as it shall reasonably request.

      27. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement (as amended by this Amendment) and the other Loan Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan

Documents, including the Credit Agreement as amended by this Amendment, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date.

      28. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      29. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

      30. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

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